As filed with the Securities and Exchange Commission on March 1, 2004

Registration No. 333-61135

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SEC File No. 811-5563

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 21	☒

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 54	☒

PACIFIC SELECT EXEC SEPARATE ACCOUNT OF

PACIFIC LIFE INSURANCE COMPANY

(Exact Name of Registrant)

PACIFIC LIFE INSURANCE COMPANY

(Name of Depositor)

700 Newport Center Drive

P.O. Box 9000

Newport Beach, California 92660

(Address of Depositor’s Principal Executive Office)

(949) 219-3743

(Depositor’s Telephone Number, including Area Code)

Diane N. Ledger

Vice President

Pacific Life Insurance Company

700 Newport Center Drive

P.O. Box 9000

Newport Beach, California 92660

(Name and Address of Agent for Service of Process)

Copies to:

Jeffrey S. Puretz, Esq.

Dechert

1775 Eye Street, N.W.

Washington, D.C. 20006-2401

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☐	on pursuant to paragraph (b)

☒	60 days after filing pursuant to paragraph (a)(1)

☐	on pursuant to paragraph (a)(1)

If appropriate, check the following box:

☐	This post-effective amendment designates a new date for a previously filed post-effective amendment.

Title of securities being registered: interests in the Separate Account under M’s Versatile Product Flexible Premium Variable Life Insurance Policies.

Filing fee:  None

M’S VERSATILE PRODUCT®	PROSPECTUS , 2004

M’s Versatile Product is a flexible premium variable life insurance policy issued by Pacific Life Insurance Company.

•Flexible premium means you can vary the amount and frequency of your premium payments.

•Variable means the policy’s value depends on the performance of the investment options you choose.

•Life insurance means the policy provides a death benefit to the beneficiary you choose.

This prospectus provides information that you should know before buying a policy. It’s accompanied by a current prospectus for the Pacific Select Fund and the M Fund, the funds that provide the underlying portfolios for the variable investment options offered under the policy. Please read these prospectuses carefully and keep them for future reference.

Here’s a list of the investment options available under your policy:

This policy is not available in all states.

This prospectus is not an offer in any state or jurisdiction where we’re not legally permitted to offer the policy.

The policy is described in detail in this prospectus and its Statement of Additional Information (SAI). The Pacific Select Fund and the M Fund are described in their prospectuses and in their SAI. No one has the right to describe the policy, Pacific Select Fund or the M Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the policy for its investment merit, and does not guarantee that the information in this prospectus is accurate or complete. It’s a criminal offense to say otherwise.

VARIABLE INVESTMENT OPTIONS Pacific Select Fund

Blue Chip

Aggressive Growth

Diversified Research

Small-Cap Equity

Short Duration Bond

I-Net Tollkeeper SM

Financial Services

Health Sciences

Technology

Growth LT

Focused 30

M Fund

Variable Account I: Brandes International Equity

Variable Account II: Turner Core Growth

Variable Account III: Frontier Capital Appreciation

Variable Account V: Business Opportunity Value Fund

FIXED OPTIONS

Fixed Account

Fixed LT Account

Mid-Cap Value

International Value

Capital Opportunities

International Large-Cap

Equity Index

Small-Cap Index

Multi-Strategy

Main Street® Core

(formerly “Large-Cap Core”)

Emerging Markets

Inflation Managed

Managed Bond Small-Cap Value Money Market High Yield Bond Equity Income Equity Aggressive Equity Large-Cap Value Comstock (formerly “Strategic Value”) Real Estate Mid-Cap Growth

YOUR GUIDE TO THIS PROSPECTUS

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BENEFITS AND RISKS OF M’S VERSATILE PRODUCT

This overview tells you some key things you should know about your policy. It’s designed as a summary only – please read the entire prospectus and your policy for more detailed information.

Some states have different rules about how life insurance policies are described or administered. The terms of your policy, or of any endorsement or rider, prevail over what’s in this prospectus.

Benefits of your policy
Flexibility

The policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

• choose the timing, amount and frequency of premium payments

• change the death benefit option

• increase or decrease the policy’s face amount

• change the beneficiary

• change your investment selections.

Death Benefit

You may choose one of three death benefit options:

• Option A – your death benefit will be the face amount of your policy.

• Option B – your death benefit will be the face amount of your policy plus its accumulated value.

• Option C – your death benefit will be the face amount of your policy plus the total premiums you’ve paid minus any withdrawals or distributions made.

The guideline minimum death benefit is the minimum death benefit that we must pay to ensure that your policy qualifies as life insurance. You may choose between two ways to calculate the guideline minimum death benefit:

• cash value accumulation test – generally does not limit the amount of premiums you can pay into your policy.

• guideline premium test – limits the amount of premiums you can pay on your policy, and the guideline minimum death benefit will generally be smaller than under the cash value accumulation test.

The test you choose will generally depend on the amount of premiums you want to pay relative to your desired death benefit.

The death benefit will always be the greater of the death benefit under the option you choose or the guideline minimum death benefit.

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BENEFITS AND RISKS OF M’S VERSATILE PRODUCT

Accumulated Value

Accumulated value is the value of your policy on any business day. It is not guaranteed – it depends on the performance of the investment options you've chosen, the premium payments you’ve made, policy charges, and how much you've borrowed or withdrawn from the policy.

You can access your accumulated value in several ways:

• Withdrawals – you can withdraw part of your policy’s net cash surrender value.

• Loans – you can take out a loan from us using your policy’s accumulated value as security.

• Surrender – you can surrender or cash in your policy for its net cash surrender value while the insured is still living.

• Income benefits – you can use withdrawal or surrender benefits to buy an income benefit that provides a monthly income. In addition, your policy’s beneficiary can use death benefit proceeds to buy an income benefit.

Investment options

You can choose from 36 variable investment options, 32 of which invest in a corresponding portfolio of the Pacific Select Fund and 4 of which invest in a corresponding portfolio of M Fund. The policy also offers two fixed investment options, both of which provide a guaranteed minimum rate of interest.

You can transfer among the investment options during the life of your policy without paying any current income tax. There is currently no charge for transfers.

Tax benefits

Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

You’ll also generally not be taxed on any or all of your policy’s accumulated value unless you receive a cash distribution.

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Risks of your policy
Long-term financial planning

This policy is designed to provide a death benefit for family members or others or to help meet other long-term financial objectives. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your policy for short-term needs. Taking a withdrawal or surrendering your policy may incur charges. See the Fee tables and your policy for charges assessed when withdrawing from or surrendering your policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Premium payments

Federal tax law puts limits on the premium payments you can make in relation to your policy’s death benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your policy and return it to you under certain circumstances.

Lapse

Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your policy to lapse – which means you’ll no longer have any insurance coverage. There are costs associated with reinstating a lapsed policy.

There is no guarantee that your policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your registered representative.

Investment performance

Each variable investment option invests in a corresponding portfolio of the Pacific Select Fund or the M Fund. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any variable investment option you choose.

See the prospectus for each fund for more information on the underlying portfolios and their individual risks.

Withdrawals and loans

Making a withdrawal or taking out a loan may:

• change your policy’s tax status

• reduce your policy’s face amount

• reduce your policy’s death benefit

• reduce the death benefit proceeds paid to your beneficiary

• make your policy more susceptible to lapsing.

Your policy’s withdrawal feature is not available until your first policy anniversary.

Be sure to plan carefully before using these policy benefits.

Tax consequences of withdrawals, surrenders and loans

You may be subject to income tax if you take any withdrawals or surrender the policy, or if your policy laspes and you have not repaid any outstanding policy loan amount.

If your policy is a modified endowment contract, all distributions you receive during the life of the policy may be subject to tax and a 10% penalty.

There are other tax issues to consider when you own a life insurance policy. These are described in more detail in Variable life insurance and your taxes.

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FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. Please read the entire prospectus, your policy and the SAI for more detailed information regarding these fees and expenses.

Transaction fees

This table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy, or transfer accumulated value between investment options.

Charge	When charge is deducted	Amount deducted

Maximum sales load imposed on premiums	Upon receipt of premium	3.5% of premium

Premium based tax charges[1]	Upon receipt of premium	State and local charge: 2.35% of premium Federal charge: 1.50% of premium

Maximum surrender charge	Upon full surrender of policy if any coverage segment* has been in effect for less than 10 policy years	$0.26—$5.71 per $1,000 of face amount[2]

Charge at end of policy year 1 for a male non-smoker who is age 45 at policy issue, and the policy is issued with guideline premium test and Death Benefit Option A		$1.88 per $1,000 of initial face amount

Withdrawal charge	Upon partial withdrawal of accumulated value	$25 per withdrawal

Transfer fees	Upon transfer of accumulated value between investment options	Maximum $50 per transfer[3]

Optional benefit

Accelerated living benefits rider[4]	At exercise of benefit	$150

Administrative transaction fees

Face amount increase	Upon effective date of requested face amount increase	$100

Illustration request	Upon request of policy illustration in excess of 1 per year	$25

Death benefit option change	Upon request for death benefit option change	$100

Risk classification change	Upon request for risk classification change	$50

Adding or increasing an optional rider	Upon approval of specific request	$100

Substitution of insured	Upon request for substitution of insured	$100

Audits of premium/loan	Upon request of audit of over 2 years or more	$25

Duplicate policy	Upon request of duplicate policy[5]	$50

*	Coverage segment refers separately to the initial face amount of the policy and any increase in face amount.

[1]	We do not expect to change the state and local charge or federal charge unless the rates we pay change or a change in law requires us to do so.

[2]	The surrender charge is based on the age and risk class of the insured, as well as the death benefit option you choose. Samples of our current rates for surrender charges per $1,000 of coverage segment appear as Appendix B in this prospectus. The surrender charge reduces to $0 after 10 years from the effective date of each coverage segment. The surrender charge shown in the table may not be typical of the surrender charge you will pay.

[3]	There is no charge currently imposed upon a transfer.

[4]	The rider is described briefly under The death benefit: Optional riders and more information appears in the SAI.

[5]	Certificate of Coverage is available without charge.

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Periodic charges other than fund operating expenses

This table describes the fees and expenses that you will pay periodically during the time you own the policy, not including portfolio fees and expenses.

Charge	When charge is deducted	Amount deducted— Maximum Guaranteed Charge	Amount deducted— Current Charges

Cost of Insurance[1,2]
Minimum and maximum	Monthly, beginning on policy date	$0.03—$83.34 per $1,000 of a discounted net amount at risk*	$0.03—$21.68 per $1,000 of a discounted net amount at risk

Charge during policy year 1 for a male non-smoker who is age 45 at policy issue		$0.07 per $1,000 of a discounted net amount at risk	Same

Administrative charge[2]	Monthly, beginning on policy date	$7.50	Same

Mortality and expense risk
Face amount charge[3] Minimum and maximum	Monthly for 10 years, beginning effective date of coverage for each coverage segment	$0.06—$1.23 per $1,000 of coverage segment	Same
Charge during policy year 1 for a male non-smoker who is age 45 at policy issue		$0.36 per $1,000 of coverage segment	Same

Asset charge[2]	Monthly, beginning on policy date	0.45% annually (0.0375% monthly) of first $25,000 of accumulated value in investment options, plus 0.05% annually (0.0042% monthly) of accumulated value in excess of $25,000 in investment options	Same

Loan interest charge	Policy anniversary	3.25% of policy’s loan account balance annually[4]	Same

Optional Benefits, minimum and maximum[5]
Accidental death rider	Monthly, beginning on policy date	$0.05—$0.18 per $1,000 of coverage segment	Same

Charge during policy year 1 for a male non-smoker who is age 45 at policy issue		$0.10 per $1,000 of coverage segment	Same

Children’s term rider	Monthly, beginning on policy date	$0.75 per $1,000 of coverage segment	Same

Annual renewable term rider
Cost of insurance	Monthly, beginning on policy date	$0.06—$83.34 per $1,000 of a discounted net amount of risk	$0.03—$22.92 per $1,000 of a discounted net amount of risk

Charge during policy year 1 for a male non-smoker who is age 45 at policy issue		$0.38 per $1,000 of a discounted net amount at risk	$0.07 per $1,000 of a discounted net amount at risk

Mortality and expense risk face amount charge	Monthly, beginning on policy date	$0.06—$1.23 per $1,000 of coverage segment	$0
Charge during policy year 1 for a male non-smoker who is age 45 at policy issue		$0.36 per $1,000 of coverage segment	$0

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FEE TABLES

Charge	When charge is deducted	Amount deducted— Maximum Guaranteed Charge	Amount deducted— Current Charges

Annual renewable and convertible term rider	Monthly, beginning on policy date	$0.06—$83.34 per $1,000 of a discounted net amount at risk	$0.03—$22.92 per $1,000 of a discounted net amount at risk

Charge during policy year 1 for a female preferred non-smoker who is age 45 at policy issue		$0.30 per $1,000 of a discounted net amount at risk	$0.05 per $1,000 of a discounted net amount at risk

Accounting benefit rider
Cost of insurance	Monthly, beginning on policy date	$0.03—$83.34 per $1,000 of a discounted net amount of risk	$0.03—$21.68 per $1,000 of a discounted net amount at risk

Charge during policy year 1 for a male non-smoker who is age 45 at policy issue		$0.07 per $1,000 of a discounted net amount at risk	$0.07 per $1,000 of a discounted net amount at risk

Mortality and expense risk face amount charge	Monthly, beginning on policy date	$0—$4.70 per $1,000 of coverage segment	Same
Charge during policy year 1 for a male non-smoker who is age 45 at policy issue[6]		$0 per $1,000 of coverage segment	Same

Guaranteed insurability rider	Monthly, beginning on policy date	$0.10—$0.29 per $1,000 of coverage segment	Same

Charge during policy year 1 for a male non-smoker who is age 35 at policy issue[7]		$0.28 per $1,000 of coverage segment	Same

Waiver of charges rider	Monthly, beginning on policy date	$0.04—$0.55 per $1,000 of coverage segment	Same

Charge during policy year 1 for a male non-smoker who is age 45 at policy issue		$0.07 per $1,000 of coverage segment	Same

Disability benefit rider	Monthly, beginning on policy date	$0.40—$1.00 per $10 of monthly benefit	Same

Charge during policy year 1 for a male non-smoker who is age 45 at policy issue		$0.45 per $10 of monthly benefit	Same

*	Net amount at risk is the difference between the death benefit that would be payable if the insured died and the accumulated value of your policy. At the beginning of each policy month, we divide the death benefit that would be payable under your policy by 1.002466, and then we subtract your policy’s accumulated value before monthly charges are taken from this amount. The result is your policy’s discounted net amount at risk used in cost of insurance calculations.

[1]	Cost of insurance rates apply uniformly to all members of the same class. Class is determined by a number of factors, including the age, risk classification, smoking status and gender (unless unisex rates are required) of the insured and the policy date and duration. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s specifications page will indicate the guaranteed cost of insurance charge applicable to your policy, and more detailed information concerning your cost of insurance charges is available on request from your registered representative or us. Also, before you purchase the policy, you may request personalized illustrations of your future benefits under the policy based upon the insured’s class, the death benefit option, face amount, planned periodic premiums, and any riders requested. Cost of insurance rates for your policy will be stated in the policy specifications pages and calculated per $1.00 of coverage.

[2]	When the insured reaches age 100, this charge is reduced to zero—in other words, you no longer pay any charge.

[3]	A sample of our mortality and expense risk face amount charges per $1,000 of coverage segment appears as Appendix A in this prospectus. The rate is based on the age and risk classification of the insured and the face amount on the policy date. It also varies with the death benefit option you choose. Each coverage segment will have a corresponding face amount charge related to the amount of the increase, based on the age and risk classification of the insured at the time of the increase. The mortality and expense risk face amount charges shown in the table may not be typical of the charges you will pay.

8

[4]	Interest owing on the amount you borrow accrues daily at the annual rate. Interest accrued during a policy year is due on your policy anniversary. If you do not pay interest when due, we transfer an amount equal to the interest that was due from your accumulated value and add it to your loan. Loan interest not paid begins accruing interest on the day it is due.

[5]	Riders are briefly described under The death benefit: Optional riders and more information appears in the SAI. Except for the Childrens term rider, rider charges are based on the age and risk classification of the person insured under the rider on the effective date of the rider. The rider charges shown in the table may not be typical of the charges you will pay.

[6]	The Accounting benefit rider mortality and expense risk face amount charge for this sample policy is $0/month per $1,000 of coverage segment in policy year 1, and the charge/month per $1,000 increases as follows: $0.09 in policy year 2; $0.17 in policy year 3; $0.25 in policy year 4; $0.33 in policy year 5; $0.41 in policy year 6; $0.50 in policy year 7; $0.58 in policy year 8; $0.66 in policy year 9; and $0.74 in policy year 10. The guaranteed charge reduces to $0.17/month in policy year 11 and thereafter. We currently charge $0 in policy year 11 and thereafter.

[7]	Guaranteed insurability rider is only available to insureds age 37 and under at policy issue.

Total annual fund operating expenses

This table shows the minimum and maximum total operating expenses charged by the portfolios of Pacific Select Fund and M Fund that you may pay periodically during the time that you own the policy. This table shows the range (minimum and maximum) of fees and expenses charged by any of the portfolios, expressed as a percentage of average daily net assets, for the year ended December 31, 2003.

Each variable account of the separate account purchases shares of the corresponding fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in each fund’s prospectus.

	Minimum	Maximum

Total annual portfolio operating expenses[1]	[0.29]	[1.31]

[1]	Amounts shown are gross expenses deducted from portfolio assets, including advisory fees, 12b-1 distribution expenses and other expenses. This includes an adjustment for a reduction in advisory fees, but does not include a deduction for any reimbursement of advisory fees, recaptured 12b-1 expenses or offsets for custodian credits.

To help limit Pacific Select Fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio for operating expenses (including organizational expenses, but not including advisory fees, 12b-1 distribution expenses, additional costs associated with foreign investing, interest (including commitment fees), taxes, brokerage commissions and other transactional expenses, extraordinary expenses, expenses not incurred in the ordinary course of business, and expenses of counsel or other persons or services retained by the fund’s independent trustees) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after December 31, 2004.

For the period from May 1, 2003 to April 30, 2004, M Fund’s adviser has contractually agreed to reimburse the M Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund’s annualized average daily net assets.

9

M’S VERSATILE PRODUCT BASICS

M’s Versatile Product is a flexible premium variable life insurance policy that insures the life of one person and pays death benefit proceeds after that person has died.

When you buy an M’s Versatile Product life insurance policy, you’re entering into a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your policy, applications to change or reinstate the policy, any amendments, riders or endorsements to your policy, and specification pages.

Policy amendments and endorsements are a part of your policy and confirm changes you or we make to the policy.

Specification pages summarize information specific to your policy at the time the policy is issued.

Riders provide extra benefits, some at additional cost. Not all riders are available in every state, and some riders may only be added when you apply for your policy.

When we approve your signed application, we’ll issue your policy. If your application does not meet our underwriting and administrative requirements, we can reject it or ask you for more information. Once we receive your first premium payment, the policy has been delivered to you and any contractual and administrative requirements have been met, we’ll consider your policy to be in force. Our obligations under the policy begin when the policy is in force and has been delivered to you.

Your policy will be in force until one of the following happens:

• the person insured by the policy dies

• the grace period expires and your policy lapses, or

• you surrender your policy.

If your policy is not in force when the person insured by the policy dies, we are not obligated to pay the death benefit proceeds to your beneficiary.

Owners, person insured by the policy, and beneficiaries Please consult your financial advisor or a lawyer about designating ownership interests.

Owners

The owner is the person named on the application who makes the decisions about the policy and its benefits while it’s in force. You can own a policy by yourself or with someone else. Two or more owners are called joint owners. You need the signatures of all owners for all policy transactions.

If one of the joint owners dies, the surviving owners will hold all rights under the policy. If the last joint owner dies, his or her estate will own the policy unless you’ve given us other instructions.

If you would like to change the owner of your policy, please contact us or your registered representative for a change of owner form. We can process the change only if we receive your instructions in writing.

You can change the owner of your policy by completing a change of owner form. Once we’ve received and recorded your request, the change will be effective as of the day you signed the change of owner form.

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Risk classes are usually based on age, gender, health and whether or not the insured smokes. Most insurance companies use similar risk classification criteria.

When we refer to age throughout this prospectus, we’re using the word as we’ve defined it here, unless we tell you otherwise.

Person insured by the policy

This policy insures the life of one person who is age 90 or younger at the time you apply for your policy, and who has given us satisfactory evidence of insurability. We refer to this person as the insured. The policy pays death benefit proceeds after this person has died.

The insured is assigned an underwriting or insurance risk class which we use to calculate cost of insurance and other charges. We normally use the medical or paramedical underwriting method to assign underwriting or insurance risk classes, which may require a medical examination. We may, however, use other forms of underwriting if we think it’s appropriate.

When we use a person’s age in policy calculations, we generally use his or her age as of the nearest policy date, and we add one year to this age on each policy anniversary date. For example, when we talk about someone “reaching age 100”, we’re referring to the policy anniversary date closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

If you would like to change the beneficiary of your policy, please contact us or your registered representative for a change of beneficiary form. We can process the change only if we receive your instructions in writing.

Beneficiaries

The beneficiary is the person, people, entity or entities you name to receive the death benefit proceeds. Here are some things you need to know about naming beneficiaries:

• You can name one or more primary beneficiaries who each receive an equal share of the death benefit proceeds unless you tell us otherwise. If one beneficiary dies, his or her share will pass to the surviving primary beneficiaries in proportion to the share of the proceeds they’re entitled to receive, unless you tell us otherwise.

• You can also name a contingent beneficiary for each primary beneficiary you name. The contingent beneficiary will receive the death benefit proceeds if the primary beneficiary dies.

• You can choose to make your beneficiary permanent (sometimes called irrevocable). You cannot change a permanent beneficiary’s rights under the policy without his or her permission.

If none of your beneficiaries is still living when the death benefit proceeds are payable, you as the policy owner will receive the proceeds. If you’re no longer living, the proceeds will go to your estate.

You can change your beneficiary at any time while the insured is still living, and while the policy is in force. The change will be effective as of the day you signed the change of beneficiary form.

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M’S VERSATILE PRODUCT BASICS

Policy date, monthly payment date, policy anniversary date In Massachusetts, the policy date is known as the issue date.

Your policy date

This is usually the day we approve your policy application. It’s also the beginning of your first policy year. Your policy’s monthly, quarterly, semi-annual and annual anniversary dates are based on your policy date.

The policy date is set so that it never falls on the 29th, 30th or 31st of any month. We’ll apply your first premium payment as of your policy date or as of the day we receive your premium, whichever is later.

In Ohio, your policy can be backdated only three months.

Backdating your policy

You can have your policy backdated up to six months, as long as we approve it. Backdating in some cases may lower your cost of insurance rates since these rates are based on the age of the insured. Your first premium payment must cover the premium load and monthly charges for the period between the backdated policy date and the day your policy is issued.

Re-dating your policy

Once your policy is issued, you may request us to re-date your policy to the date it is delivered to you, or the date we receive the initial premium, if earlier than the delivery date. Re-dating will only be allowed back to the date money is received on your policy. If your delivery date is the 29th, 30th or 31st of any month, the policy will be dated the 28th of that month.

It may be disadvantageous to request that the policy be re-dated. A new policy date may cause the insured’s age for insurance purposes to change and the cost of insurance rates to increase. It will also affect events based on time elapsed since policy date, such as suicide and contestable clauses and surrender charge periods.

We will not re-date policies that are issued with a temporary insurance premium, initial premium, or funds from an IRC Section 1035 exchange.

Your monthly payment date

This is the day we deduct the monthly charges from your policy’s accumulated value. The first monthly payment date is your policy date, and it’s the same day each month thereafter. Monthly charges are explained in the section called Your policy’s accumulated value.

Your policy anniversary date

This is the same day as your policy date every year after we issue your policy. A policy year starts on your policy date and each anniversary date, and ends on the day before the next anniversary date.

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Understanding policy expenses

and cash flow (including fees and charges of fund portfolios)

The chart to the right illustrates how cash normally flows through an M’s Versatile Product policy.

Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of policy benefits.

Investment earnings will increase your policy’s accumulated value, while investment losses will decrease it. The premium payments you’ll be required to make to keep your policy in force will be influenced by the investment results of the investment options you choose.

The dark shaded boxes show the fees and expenses you pay directly or indirectly under your policy.

In some states we’ll hold your net premium payments in the Money Market investment option until the free look transfer date. Please turn to Your right to cancel for details.

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M’S VERSATILE PRODUCT BASICS

Statements and reports we’ll send you

We send the following statements and reports to policy owners:

• a confirmation for many financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer programs are reported on your quarterly policy statement.

• a quarterly policy statement. The statement will tell you the accumulated value of your policy by investment options, cash surrender value, the amount of the death benefit, the policy’s face amount, and any outstanding loan amount. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

• supplemental schedules of benefits and planned periodic premiums. We’ll send these to you if you change your policy’s face amount or change any of the policy’s other benefits.

• financial statements, at least annually or as required by law, of the separate account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund.

• any financial statements that we receive from M Fund.

Your right to cancel

There are special rules for the free look period in certain states. Here are some examples:

• In California the free look period ends 30 days after you receive your policy if you’re 60 years old or over or if you’re replacing another life insurance policy.

• In Colorado the free look period ends after 15 days.

• In North Dakota the free look period ends after 20 days.

Please call us or your registered representative if you have questions about your right to cancel your policy.

Your policy provides a free look period once it is in force. During the free look period, you have the right to cancel (or refuse) your policy and return it to us or your registered representative for a refund.

You’ll find a complete description of the free look period that applies to your policy on the policy’s cover sheet, or on a notice that accompanied your policy. Generally, the free look period ends 10 days after you receive your policy. Some states may have a different free look period if you are replacing another life insurance policy.

The amount of your refund may be more or less than the premium payments you’ve made, depending on the state where you signed your application. We’ll always deduct any outstanding loan amount from the amount we refund to you.

In most states, your refund will be based on the accumulated value of your policy. In these states, we’ll allocate your net premiums to the investment options you’ve chosen. If you exercise your right to cancel, your refund will be:

• any charges or taxes we’ve deducted from your premiums

• the net premiums allocated to the fixed options

• the accumulated value allocated to the variable investment options

• any monthly charges and fees we’ve deducted from your policy’s accumulated value in the variable investment options.

In some states we’re required to refund the premium payments you’ve made. If you sign your application in one of these states, we’ll hold the net premiums in the Money Market investment option until the free look transfer date. On that day, we’ll transfer the accumulated value in the Money Market investment option to the investment options you’ve chosen.

The free look transfer date is the latest of the following:

• 15 days after we issue your policy

• when we consider your policy to be in force.

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Timing of payments, forms and

requests

A business day, called a valuation date in your policy, is any day that the New York Stock Exchange and our life insurance operations center are open. It usually ends at 4:00 p.m. Eastern time.

The New York Stock Exchange and our life insurance operations center are usually closed on weekends and on the following days:

• New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day,

and

• the Friday before New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Saturday

• the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

Call us or contact your registered representative if you have any questions about the proper form required for a request.

To request payment of death benefit proceeds, send us proof of death and payment instructions.

Effective date

Once your policy is in force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the mailing address that appears on the back cover of this prospectus.

Planned periodic premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form on a business day before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

Other forms, notices and requests are normally effective as of the next business day after we receive them in proper form, unless the transaction is scheduled to occur on another business day. Change of owner and beneficiary forms are effective as of the day you sign the change form, once we receive them in proper form.

Proper form

We’ll process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us.

When we make payments and transfers

We’ll normally send the proceeds of transfers, withdrawals, loans, surrenders, exchanges and death benefit payments within seven days after the effective date of the request in proper form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the variable investment options under unusual circumstances, for example, if:

• the New York Stock Exchange closes on a day other than a regular holiday or weekend

• trading on the New York Stock Exchange is restricted

• an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a variable account’s assets, or

• the SEC permits a delay for the protection of policy owners.

We may delay transfers and payments from the fixed options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We’ll pay interest at an annual rate of at least 3% on any withdrawals or surrender proceeds from the fixed options that we delay for 30 days or more.

We pay interest at an annual rate of at least 3% on death benefit proceeds, calculated from the day the insured dies to the day we pay the proceeds.

15

M’S VERSATILE PRODUCT BASICS

Telephone and electronic transactions Please ask your registered representative for more information regarding electronic transactions.

As long as we have your signed authorization form on file, you may give us instructions regarding the following policy transactions by telephone or electronically through our website:

• change your premium allocations

• make transfers between investment options

• give us instructions regarding the dollar cost averaging or portfolio rebalancing programs

• request a policy loan (by telephone only).

Certain registered representatives are able to give us instructions electronically if authorized by you. You may appoint your registered representative to give us instructions on your behalf by completing and filing a telephone and electronic authorization form with us.

Here are some things you need to know about telephone and electronic transactions:

• You must complete a telephone and electronic authorization form.

• If your policy is jointly owned, all joint owners must sign the telephone and electronic authorization. We’ll take instructions from any owner or anyone you appoint.

• We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

We’ll send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next business day or when service has resumed.

When you send us your telephone and electronic authorization form, you agree that:

• we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

• neither we, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

• you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

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THE DEATH BENEFIT

We’ll pay death benefit proceeds to your beneficiary after the insured dies while the policy is still in force. Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

Your policy’s initial amount of insurance coverage is its initial face amount. We determine the face amount based on instructions provided in your application.

The minimum face amount when a policy is issued is usually $50,000, but we may reduce this in some circumstances.

You’ll find your policy’s face amount, which includes any increases or decreases, in the specification pages in your policy.

If you signed the application for your policy in Florida, after the insured reaches age 100, the death benefit equals the accumulated value.

This policy offers three death benefit options, Options A, B and C. The option you choose will generally depend on which is more important to you: a larger death benefit or building the accumulated value of your policy.

This policy offers two ways to calculate the guideline minimum death benefit: the cash value accumulation test and the guideline premium test. These are called death benefit qualification tests. The test you choose will generally depend on the amount of premiums you want to pay.

Here are some things you need to know about the death benefit:

• You choose your death benefit option and death benefit qualification test on your policy application.

• If you do not choose a death benefit option, we’ll assume you’ve chosen Option A.

• If you do not choose a death benefit qualification test, we’ll assume you’ve chosen the guideline premium test.

• The death benefit will always be the greater of the death benefit under the option you choose or the guideline minimum death benefit, calculated using the death benefit qualification test you’ve chosen.

• The death benefit will never be lower than the face amount of your policy if you’ve chosen Option A or B. The death benefit proceeds will always be reduced by any outstanding loan amount.

• We’ll pay the death benefit proceeds to your beneficiary when we receive proof of the insured’s death.

Choosing your death benefit option	You can choose one of the following three options for the death benefit on your application.
Option A – the face amount of your policy.

Option B – the face amount of your policy plus its accumulated value.

The death benefit changes as your policy’s accumulated value changes. The better your investment options perform, the larger the death benefit will be.

Option C – the face amount of your policy plus the total premiums you’ve paid minus any withdrawals or distributions made.

The more premiums you pay and the less you

withdraw, the larger the death benefit will be.

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THE DEATH BENEFIT

Choosing a death benefit

qualification test

The guideline minimum death benefit is the minimum death benefit needed for your policy to qualify as life insurance under Section 7702 of the Internal Revenue Code.

There are other limits on premiums you can pay into your policy, which are listed in How premiums work and described in more detail in the SAI.

The cash value accumulation test is defined in Section 7702(b) of the tax code.

This policy offers two death benefit qualification tests, which we use to calculate the guideline minimum death benefit. You choose one of these tests on your application. Once you choose a test, you cannot change it.

Your death benefit qualification test affects the following:

• premium limitations

• amount of guideline minimum death benefit

• monthly cost of insurance charges

• flexibility to reduce face amount.

Each test determines what the guideline minimum death benefit should be in relation to your policy’s accumulated value. The death benefit determined under either test will be at least equal to the amount required for the policy to qualify as life insurance under the tax code.

Cash value accumulation test

The cash value accumulation test is available to policies issued on or after February 1, 2000.

If you choose the cash value accumulation test, your policy’s guideline minimum death benefit will be the greater of:

• the minimum death benefit amount that’s needed for the policy to qualify as life insurance under the cash value accumulation test in the tax code or

• 101% of the policy’s accumulated value.

An example

For a policy that insures a male, age 45 when the policy was issued, with a standard nonsmoking risk class, in policy year 6 the guideline minimum death benefit under the cash value accumulation test is calculated by multiplying each $1,000 of accumulated value by a “net single premium factor” of 2.4728.

Under the test, a policy’s death benefit must be large enough to ensure that its cash surrender value, as defined in Section 7702 of the tax code (and which is based on accumulated value, among other things), is never larger than the net single premium that’s needed to fund future benefits under the policy. The net single premium under your policy varies according to the insured’s age, sex, and risk class. It’s calculated using an interest rate of at least 4% and the guaranteed mortality charges at the time the policy is issued. We’ll use a higher interest rate if we’ve guaranteed it under your policy.

Guideline premium test

The guideline premium test is defined in Section 7702(a)(2) of the tax code.

Death benefit percentages are defined in Section 7702(d) of the tax code.

Before you buy a policy, you can ask us or your registered representative for a personalized illustration that shows you the guideline single premium and guideline level annual premiums.

Under this test, the guideline minimum death benefit is calculated by multiplying your policy’s accumulated value by a guideline premium death benefit percentage. The death benefit percentage is based on the age of the insured, so it varies over time. It is 250% when the insured is age 40 or younger, and reduces as the person gets older. You’ll find a table of death benefit percentages in Appendix D and in your policy.

If you choose the guideline premium test, the total premiums you pay cannot exceed your policy’s guideline premium limit. Your policy’s guideline premium limit is the greater of:

• the guideline single premium or

• the sum of the guideline level annual premiums to date.

If you increase or decrease your coverage, the guideline single or level premiums may be increased or decreased. These changes may be more than proportionate.

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Comparing the death benefit qualification tests

The table below shows a general comparison of how features of your policy may be affected by your choice of death benefit qualification test. When choosing between the tests, you should consider:

Net amount at risk is the difference between the death benefit that would be payable if the insured died and the accumulated value of your policy.

Cost of insurance charges are based, among other things, upon your policy’s net amount at risk. See Your accumulated value for more information on how cost of insurance charges are calculated.

	Cash value accumulation test	Guideline premium test

Premium payments	Allows flexibility to pay more premium[1]	Premium payments are limited under the tax code
Death benefit	Generally higher as policy duration increases	May be higher in early years of policy
Monthly cost of insurance charges	May be higher, if the death benefit is higher	May be lower, except perhaps in early years of policy
Face amount decreases	Will not require return of premium or distribution of accumulated value	May require return of premium or distribution of accumulated value to continue policy as life insurance

[1]    Under the cash value accumulation test, if you want to pay a premium that increases the net amount at risk, you will need to provide us with satisfactory evidence of insurability before we can increase the death benefit. In this event, your cost of insurance charges will also increase.

Comparing the death benefit options

The tables below compare the death benefits provided by the policy’s three death benefit options. The examples are intended only to show differences in death benefits and net amounts at risk. Accumulated value assumptions may not be realistic.

The example below is based on the following:

• the insured is age 45 at the time the policy was issued and dies at the beginning of the sixth policy year

• face amount is $100,000

• accumulated value at the date of death is $25,000

• total premium paid into the policy is $30,000

• the guideline minimum death benefit under the guideline premium test is $46,250 (assuming a guideline premium test factor of 185% x accumulated value)

• the guideline minimum death benefit under the cash value accumulation test is $61,820.00 (assuming a net single premium factor of $2.4728 for each $1,000 of accumulated value)

			If you select the guideline premium test, the death benefit is the larger of these two amounts

	Death benefit option	How it’s calculated	Death benefit under the option	Guideline minimum death benefit	Net amount at risk used for cost of insurance charge

	Option A	Face amount	$100,000	$46,250	$74,754.01
	Option B	Face amount plus accumulated value	$125,000	$46,250	$99,692.51
	Option C	Face amount plus premiums less distributions	$130,000	$46,250	$104,680.21

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THE DEATH BENEFIT

			If you select the cash value accumulation test, the death benefit is the larger of these two amounts

	Death benefit option	How it’s calculated	Death benefit under the option	Guideline minimum death benefit	Net amount at risk used for cost of insurance charge

	Option A	Face amount	$100,000	$61,820	$74,754.01
	Option B	Face amount plus accumulated value	$125,000	$61,820	$99,692.51
	Option C	Face amount plus premiums less distributions	$130,000	$61,820	$104,680.21

If the death benefit equals the guideline minimum death benefit, any increase in accumulated value will cause an automatic increase in the death benefit.

Here’s the same example, but with an accumulated value of $75,000. Because accumulated value has increased, the guideline minimum death benefit is now:

• $138,750 for the guideline premium test

• $185,460 for the cash value accumulation test.

			If you select the guideline premium test, the death benefit is the larger of these two amounts

	Death benefit option	How it’s calculated	Death benefit under the option	Guideline minimum death benefit	Net amount at risk used for cost of insurance charge

	Option A	Face amount	$100,000	$138,750	$63,408.68
	Option B	Face amount plus accumulated value	$175,000	$138,750	$99,569.51
	Option C	Face amount plus premiums less distributions	$130,000	$138,750	$63,408.68

			If you select the cash value accumulation test, the death benefit is the larger of these two amounts

	Death benefit option	How it’s calculated	Death benefit under the option	Guideline minimum death benefit	Net amount at risk used for cost of insurance charge

	Option A	Face amount	$100,000	$185,460	$110,003.78
	Option B	Face amount plus accumulated value	$175,000	$185,460	$110,003.78
	Option C	Face amount plus premiums less distributions	$130,000	$185,460	$110,003.78

These examples show that each death benefit option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your policy’s accumulated value, increase with the amount of the death benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted net amount at risk. As the net amount at risk increases, your cost of insurance increases. Accumulated value also varies depending on the performance of the investment options in your policy.

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When we pay the death benefit

Your beneficiary can choose to receive the death benefit proceeds in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.

It is important that we have a current address for your beneficiary so that we can pay death benefit proceeds promptly. If we cannot pay the proceeds to your beneficiary within five years of the death of the insured, we’ll be required to pay them to the state.

We calculate the amount of the death benefit proceeds as of the end of the day the insured dies. If the insured dies on a day that is not a business day, we calculate the proceeds as of the next business day.

Your policy’s beneficiary must send us proof that the insured died while the policy was in force, along with payment instructions.

Death benefit proceeds equal the total of the death benefits provided by your policy and any riders you’ve added, minus any outstanding loan amount, minus any overdue charges.

We’ll pay interest at an annual rate of at least 3% on the death benefit proceeds, calculated from the day the insured dies to the day we pay the proceeds. In some states we may pay a higher rate of interest if required by law.

Changing your death benefit option

We will not change your death benefit option if it means your policy will be treated as a modified endowment contract, unless you’ve told us in writing that this would be acceptable to you. Modified endowment contracts are discussed in Variable life insurance and your taxes.

You can change your death benefit option while your policy is in force. Here’s how it works:

• You can change the death benefit option once in any policy year.

• You must send us your request in writing.

• You can change to Option A or Option B.

• You cannot change from any death benefit option to Option C.

• The change will become effective on the first monthly payment date after we receive your request. If we receive your request on a monthly payment date, we’ll process it that day.

• We may charge you a fee of up to $100 each time you request to change your death benefit option.

• The face amount of your policy will change by the amount needed to make the death benefit under the new option equal the death benefit under the old option just before the change. We will not let you change the death benefit option if doing so means the face amount of your policy will become less than $50,000. We may waive this minimum amount under certain circumstances.

• Changing the death benefit option can also affect the monthly cost of insurance charge since this charge varies with the net amount at risk.

• The new death benefit option will be used in all future calculations.

21

THE DEATH BENEFIT

Changing the face amount

If you change the face amount, we’ll send you a supplemental schedule of benefits and premiums.

If your policy’s death benefit is equal to the guideline minimum death benefit, and the net amount at risk is more than three times the death benefit on the policy date, we may reduce the death benefit by requiring you to make a withdrawal from your policy.

If we require you to make a withdrawal, we will not charge you our usual $25 withdrawal fee, but the withdrawal may be taxable. Please turn to Withdrawals, surrenders and loans for information about making withdrawals.

Coverage segment refers separately to the initial face amount and any increase in face amount.

You can increase or decrease your policy’s face amount starting on the first policy anniversary as long as we approve it. Here’s how it works:

• You can change the face amount as long as the insured is still living.

• You can only change the face amount once in any policy year.

• You must send us your request in writing while your policy is in force.

• Unless you request otherwise, the change will become effective on the first monthly payment date after we receive your request. If we receive your request on a monthly payment date, we’ll process it that day.

• The insured will also need to agree to the change in face amount, if you are not the insured.

• Increasing the face amount may increase the death benefit, and decreasing the face amount may decrease the death benefit. The amount the death benefit changes will depend, among other things, on the death benefit option you’ve chosen and whether, and by how much, the death benefit is greater than the face amount before you make the change.

• Changing the face amount can affect the net amount at risk, which affects the cost of insurance charge. An increase in the face amount may increase the cost of insurance charge, while a decrease may decrease the charge.

• We can refuse your request to make the face amount less than $50,000. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.

Increasing the face amount

Here are some additional things you should know about increasing the face amount:

• You must give us satisfactory evidence of insurability.

• Each increase you make to the face amount must be $25,000 or more.

• We may charge you a fee of up to $100 for each increase. We deduct the fee on the day the increase is effective from all of your investment options in proportion to the accumulated value you have in each option.

• Each increase in face amount will have an associated cost of insurance rate, mortality and expense risk charge and surrender charge.

Decreasing the face amount may affect your policy’s tax status. To ensure your policy continues to qualify as life insurance, we might be required to return part of your premium payments to you if you’ve chosen the guideline premium test, or make distributions from the accumulated value, which may be taxable.

For more information, please see Variable life insurance and your taxes.

Decreasing the face amount

Here are some additional things you should know about decreasing the face amount:

• The initial face amount and any additional coverage segment are eligible for decrease

• on or after the fifth anniversary of its effective date; or

• on or after the first anniversary of its effective date if its effective date is before the date the endorsement that limits your right to face amount decreases as stated above is added to your policy according to our administrative procedure.

• We’ll apply any decrease in the face amount to eligible coverage segments in the following order:

• to the most recent eligible increases you made to the face amount

• to the initial face amount

• We do not charge you for a decrease in face amount.

• We can refuse your request to decrease the face amount if making the change means:

• your policy will end because it no longer qualifies as life insurance

• the distributions we’ll be required to make from your policy’s accumulated value will be greater than your policy’s net cash surrender value

• your policy will become a modified endowment contract and you have not told us in writing that this is acceptable to you.

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Optional riders

Ask your registered representative for more information about the riders available with the policy, or about other kinds of life insurance policies offered by Pacific Life.

There may be tax consequences if you exercise your rights under the Accelerated living benefits rider. Please see Variable life insurance and your taxes for more information.

Samples of the provisions for the extra optional benefits are available from us upon written request.

There are nine optional riders that provide extra benefits, some at additional cost. Not all riders are available in every state, and some riders may only be added when you apply for your policy.

• Accidental death rider

Provides additional insurance coverage in the event of the accidental death of the insured.

• Children’s term rider

Provides term insurance for the children of the insured.

• Annual renewable term rider

Provides annual renewal term insurance on the insured.

• Annual renewable and convertible term rider

Provides annual renewal term insurance on members of the insured’s immediate family.

• Accounting benefit rider

Provides added protection benefit on the insured.

• Guaranteed insurability rider

Gives the right to buy additional insurance on the life of the insured on certain specified dates without proof of insurability.

• Waiver of charges rider

Waives certain charges if the insured becomes totally disabled before age 60.

• Accelerated living benefits rider

Gives the policy owner access to a portion of the policy’s death benefit if the insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states).

• Disability benefit rider

Provides a monthly addition to the policy’s accumulated value when the insured has a qualifying disability, until he or she reaches age 65.

We’ll add any rider charges to the monthly charge we deduct from your policy’s accumulated value.

More detailed information appears in the SAI.

23

THE DEATH BENEFIT

Things to keep in mind

We offer other variable life insurance policies which provide insurance protection on the life of one person or the lives of two people. The loads and charges on these policies may be different. Combining a policy and a rider, however, may be more economical than adding another policy. It may also be more economical to provide an amount of insurance coverage through a policy alone. Many life insurance policies have some flexibility in structuring the face amount, the death benefit, and premium payments in targeting the cash values based on your particular needs.

Under certain circumstances, combining a policy with an Annual renewable term rider or Accounting benefit rider may result in a face amount equal to the face amount of a single policy.

In general, your policy coverage offers the advantage of lower guaranteed cost of insurance rates than the added riders. If you add a rider or riders to your policy, and if we apply maximum guaranteed charges, you may increase your risk of lapse even if all premiums are paid. Adding a rider or riders may also affect the amount of premium you can pay on your policy and still have it qualify as life insurance.

Combining a policy with an Annual renewable term rider may lower costs and may improve accumulated value accrual for the same amount of death benefit. However, your policy has guaranteed maximum charges. Adding an Annual renewable term rider will result in guaranteed maximum charges that are higher than for a single policy with the same face amount.

Combining a policy with an Accounting benefit rider may improve accumulated value accrual in the early years of your policy, but could result in either higher or lower charges than under a single policy. The timing of certain charges for policies held for certain periods may also be affected.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your policy’s face amount that is made up of policy, Annual renewable term rider, or Accounting benefit rider. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional illustrations showing the effects of different proportions of policy and rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.

24

HOW PREMIUMS WORK

The amount, frequency, and period of time over which you make premium payments may affect whether your policy will be classified as a modified endowment contract, or no longer qualifies as life insurance for tax purposes. See Variable life insurance and your taxes for more information.

Your policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.

We deduct a premium load from each premium payment, and then allocate your net premium to the investment options you’ve chosen. Depending on the performance of your investment options, and on how many withdrawals, loans or other policy features you’ve taken advantage of, you may need to make additional premium payments to keep your policy in force.

If we do not receive your first premium payment within 20 days after we issue your policy, we can cancel the policy and refund any partial premium payment you’ve made. We may waive the 20 day requirement in some cases.

Planned periodic premium

payments

Even if you pay all your premiums when they’re scheduled, your policy could lapse if the accumulated value, less any outstanding loan amount, is not enough to pay your monthly charges. Turn to Your policy’s accumulated value for more information.

You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

• On your application, you choose a fixed amount of at least $50 for each premium payment.

• You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly electronic funds transfer plan, which is described below.

• We send you a notice to remind you of your scheduled premium payment (except for monthly electronic funds transfer plan payments, which are paid automatically). If you own more than one policy, we’ll send one notice — called a listbill — that reminds you of your payments for all of your policies. You can choose to receive the listbill every month. While you do not have to make the premium payments you’ve scheduled, not making a premium payment may have an impact on any financial objectives you may have set for your policy’s accumulated value and death benefit, and could cause your policy to lapse.

• We’ll treat any payment you make during the life of your policy as a loan repayment, not as a premium payment, unless you tell us otherwise. When a payment, or any portion of it, exceeds your outstanding loan amount, we’ll treat it as a premium payment.

Paying your premium

Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

• by personal check, drawn on a U.S. bank

• by cashier’s check, money order, and traveler’s checks in single denominations of $10,000 or more if they originate in a U.S. bank

• by cashier’s checks of less than $10,000 for non-qualified IRC Section 1035(a) exchanges, that are requested by Pacific Life

• by third party check, when there is a clear connection of the third party to the underlying transaction

• wire transfers that originate in U.S. banks.

25

HOW PREMIUMS WORK

We may not accept premium payments in the following forms:

• cash

• credit card or check drawn against a credit card account

• cashier’s check, money order or traveler’s checks in single denominations of less than $10,000

• cashier’s checks, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank

• third party check, if there is not a clear connection of the third party to the underlying transaction

• wires that originate from foreign bank accounts.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by electronic funds transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your payment has cleared.

Monthly electronic funds transfer plan

Once you’ve made your first premium payment, you can make monthly premium payments using our electronic funds transfer plan. Here’s how it works:

• you authorize us to withdraw a specified amount from your checking account each month

• you can choose any day between the 4th and 28th of the month

• if you do not specify a day for us to make the withdrawal, we’ll withdraw the premium payment on your policy’s monthly anniversary. If your policy’s monthly anniversary falls on the 1st, 2nd or 3rd of the month, we’ll withdraw the payment on the 4th of each month.

Deductions from your premiums Your net premium is your premium payment less the premium load.

We deduct a premium load from each premium payment you make. The load is made up of three charges:

Sales load

We deduct a 3.5% sales load from each premium payment you make. This charge helps pay for the cost of distributing our policies.

Premium based tax charges

State and local charge

We deduct 2.35% from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. We do not expect to change the rate unless the rate we pay changes.

Federal charge

We deduct 1.50% from each premium payment to compensate us for certain costs associated with our federal taxes. We reserve the right to change this rate to respond to changes in law.

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Allocating your premiums There are special restrictions when allocating premiums to the Fixed LT account. Please turn to Your investment options for more information about the investment options.

We generally allocate your net premiums to the investment options you’ve chosen on your application on the day we receive them. We currently limit your allocations to 20 investment options at one time.

When we allocate your first premium depends on the state where you signed your policy application. If you signed your application in a state that requires us to return the premiums you’ve paid if you exercise your free look right, we’ll hold your net premiums in the Money Market investment option until the free look transfer date, and then transfer them to the investment options you’ve chosen.

If you signed your application in a state that requires refunds to be based on accumulated value if you exercise your free look right, we allocate net premiums to the investment options you’ve chosen on the day we receive them or your policy date, if later.

Portfolio optimization

Portfolio optimization is an asset allocation service we offer for use with your policy. Asset allocation is the distribution of investments among asset classes and involves decisions about which asset classes should be selected and how much of the total accumulated value should be allocated to each asset class. The theory of portfolio optimization is that diversification among asset classes can help reduce volatility over the long-term.

You may change your model selection at any time with a proper written request or by telephone or electronic instructions provided your completed telephone and electronic authorization form is on file with us. You should consult with your financial adviser or investment professional to assist you in determining which model meets your financial needs, investment time horizon, and is consistent with your risk comfort level. You should periodically review those factors to determine if you need to change models to reflect such changes. Your registered representative can assist you in completing the proper forms to enroll in portfolio optimization.

Pacific Life and Ibbotson Associates, one of the premier firms in designing asset allocation-based investment strategies, developed five model portfolios, each comprised of a carefully selected combination of Pacific Select Fund portfolios. Portfolio optimization is a two-step process. First, Ibbotson performs an optimization analysis to determine the break down of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization”. Next, after the asset class exposures are known, Ibbotson determines how each investment option (underlying portfolio) can be used to implement the asset class level allocations. The portfolios are selected by evaluating the asset classes represented by the portfolios and combining portfolios to arrive at desired asset class exposures. The portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, portfolios are selected in a way intended to optimize returns for each model, given a particular level of risk tolerance.

If you select a portfolio optimization model, your initial net premium payment (in the case of a new application) or accumulated value, as applicable, will be allocated to the investment options according to the model you select. Subsequent net premium payments will also be allocated accordingly, unless you instruct us otherwise in writing. If you choose, you can rebalance your accumulated value quarterly, semi-annually, or annually, to maintain the asset allocation given in your portfolio optimization model. If you also allocate part of your net premium payment or accumulated value outside the model, rebalancing is only permitted within the model.

Generally on an annual basis, Pacific Life and Ibbotson Associates evaluate all the portfolio optimization models. Each model may change and investment options may be added to or deleted from a model as a result of the annual analysis. If your policy was purchased through Smith Barney, now known as Citigroup Global Markets Inc. or through Citicorp Investment Services (Citicorp), you must contact your registered representative if you want to move to a new model portfolio after the annual analysis. For all other policy owners, we will automatically update your model to the new version. This means your allocations, and potentially the underlying investment options, will automatically change and your account value will be automatically rebalanced among the investment options in your model each year (independently of any automatic rebalancing you may have selected).

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HOW PREMIUMS WORK

Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience some volatility. Historical market and asset class performance may differ in the future from the historical performance and assumptions upon which the models are built. Allocation to a single asset class may outperform a model, so that you would have obtained better results in a single investment option or options representing a single asset class than in a model. Model portfolio performance is dependent upon the performance of the component investment options. The timing of your investment and the frequency of automatic rebalancing may affect performance. The value of the variable accounts will fluctuate, and when redeemed, may be worth more or less than the original cost. We have the right to terminate or change the portfolio optimization service at any time.

Limits on the premium payments you can make

We will not accept premium payments after the insured reaches age 100.

Federal tax law puts limits on the amount of premium payments you can make in relation to your policy’s death benefit. These limits apply in the following situations:

• If you’ve chosen the guideline premium test as your death benefit qualification test and accepting the premium means your policy will no longer qualify as life insurance for federal income tax purposes.

You’ll find a detailed discussion of modified endowment contracts in Variable life insurance and your taxes.

• If applying the premium in that policy year means your policy will become a modified endowment contract.

• If applying the premium payment to your policy will increase the net amount at risk. This will happen if your policy’s death benefit is equal to the guideline minimum death benefit or would be equal to it once we applied your premium payment.

You’ll find more detailed information regarding these situations in the SAI.

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YOUR POLICY’S ACCUMULATED VALUE

Accumulated value is used as the basis for determining policy benefits and charges.

Accumulated value is the value of your policy on any business day.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you’ll receive if you surrender your policy. It also affects the amount of the death benefit if you choose a death benefit option that’s calculated using accumulated value.

The accumulated value of your policy is not guaranteed – it depends on the performance of the investment options you’ve chosen, the premium payments you’ve made, policy charges and how much you’ve borrowed or withdrawn from the policy.

Calculating your policy’s accumulated value Please see Taking out a loan for information about loans and the loan account.

Your policy’s accumulated value is the total amount allocated to the variable investment options and the fixed options, plus the amount in the loan account.

We determine the value allocated to the variable investment options on any business day by multiplying the number of accumulation units for each variable investment option credited to your policy on that day, by the variable investment option’s unit value at the end of that day. The process we use to calculate unit values for the variable investment options is described in Your investment options.

Persistency credit

Policies issued after April 30, 2001 may be eligible for a persistency credit. In New Jersey, policies issued after February 25, 2003 may be eligible for a persistency credit. Here’s how it works:

Beginning on your 16th policy anniversary and on each policy anniversary thereafter, we may credit your policy with a persistency credit of 0.10% on an annual basis. We calculate the persistency credit amount on your policy’s average accumulated value less any outstanding loan amount on each monthly payment date during the preceding policy year. We add it proportionately to your investment options according to your most recent allocation instructions.

Beginning on your 21st policy anniversary, we may increase your annual persistency credit to 0.30%.

Your policy’s persistency credit is not guaranteed, and we may discontinue the program at any time.

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YOUR POLICY’S ACCUMULATED VALUE

Monthly deductions

If there is not enough accumulated value to pay the monthly charge, your policy could lapse. The performance of the investment options you choose, not making planned premium payments, or taking out a loan all affect the accumulated value of your policy.

You’ll find a discussion about when your policy might lapse, and what you can do to reinstate it, later in this section.

We deduct a monthly charge from your policy’s accumulated value in the investment options each monthly payment date.

Unless you tell us otherwise, we deduct the monthly charge from the investment options that make up your policy’s accumulated value, in proportion to the accumulated value you have in each option. This charge is made up of three charges:

Cost of insurance

This charge is for providing you with life insurance protection. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.

We deduct a cost of insurance charge based on the cost of insurance rate for your policy’s initial face amount and for each increase you make to the face amount.

There are maximum or guaranteed cost of insurance rates associated with your policy. These rates are shown in your policy’s specification pages. When the insured reaches age 100, the guaranteed cost of insurance rate is zero – in other words, you no longer pay any cost of insurance.

Unisex rates are used in the state of Montana. They are also used when a policy is owned by an employer in connection with employment-related or benefit programs.	The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of the insured unless unisex rates are required.

Class is determined by a number of factors, including the age, risk classification, smoking status and gender (unless unisex rates are required) of the insured, and the policy date and duration.

Our current cost of insurance rates will apply uniformly to all members of the same class. Any changes in the cost of insurance rates will apply uniformly to all members of the same class. These rates generally increase as the person’s age increases, and they vary with the number of years the policy has been in force. Our current rates are lower than the guaranteed rates and they will not exceed the guaranteed rates in the future.

Choosing a guaranteed period

Our current cost of insurance rates are not guaranteed. You may choose a guaranteed period during which we’ll guarantee our current cost of insurance rates.

If the insured is age 65 or younger and in our standard risk class when the policy is issued, you may choose a ten-year guaranteed period. If the insured is between the ages of 65 and 86, or is not in our standard risk class, you may choose a five-year guaranteed period. For insureds age 86 and older, you may choose a two-year guaranteed period. You can only do this when the policy is issued and you cannot change the guaranteed period later.

If you increase the face amount, the cost of insurance rates associated with the increase will have the same guaranteed period that you chose when the policy was issued. This will be effective on the day of the increase. However, if the insured is between the ages of 65 and 86, or no longer qualifies for our standard risk class on the day of the increase, you’ll receive the five-year guaranteed period. For insureds age 86 and older on the day of the increase, you’ll receive the two-year guaranteed period.

The guaranteed period you choose may affect the accumulated value and the initial face amount of your policy, as well as the amount of premium you can pay. The five-year guaranteed period will provide for higher guideline premium and seven-pay premium limits which, if paid, provide the potential to accrue a larger accumulated value. The ten-year guarantee period will have lower premium limits, but will provide you with improved guarantees on your cost of insurance rates. You should discuss your insurance needs and financial objectives with your registered representative to help you determine which guaranteed period works best for you.

There is no charge for choosing a guaranteed period.

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If you add an Annual renewable term or Accounting benefit rider to your policy, we will include the face amount of the rider in this calculation of cost of insurance.

How we calculate cost of insurance

We calculate cost of insurance by multiplying the current cost of insurance rate by a discounted net amount at risk at the beginning of each policy month.

The discounted net amount at risk for the cost of insurance calculation is the difference between a discounted death benefit that would be payable if the insured died and the accumulated value of your policy at the beginning of the policy month before the monthly charge is due.

First, we calculate the total net amount at risk for your policy in two steps:

•  Step 1: we divide the death benefit that would be payable at the beginning of the policy month by 1.002466.

•  Step 2: we subtract your policy’s accumulated value at the beginning of the policy month from the amount we calculated in step 1.

Next, we allocate the net amount at risk in proportion to the face amount of the base policy, any optional Annual renewable term rider and optional Accounting benefit rider, and each increase that’s in force as of your monthly payment date.

We then multiply the amount of each allocated net amount at risk by the cost of insurance rate for each coverage segment. The sum of these amounts is your cost of insurance charge.

Premiums, net premiums, policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying portfolios may affect your net amount at risk, depending on the option you choose or if your death benefit under the policy is the guideline minimum death benefit.

Administrative charge

We deduct a charge of $7.50 a month to help cover the costs of administering and maintaining our policies. We guarantee that this charge will not increase. When the insured reaches age 100, the administrative charge is zero – in other words, you no longer pay any administrative charge.

Mortality and expense risk charge

Mortality risk is the chance that the people insured by policies we’ve issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.

Expense risk is the chance that our actual administrative and operating expenses are more than expenses we expected.

The mortality and expense risk charge helps compensate us for these risks. It has two components, which are described in the following box. We guarantee this charge will not increase.

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YOUR POLICY’S ACCUMULATED VALUE

An example

For a policy that insures a male non-smoker who is age 45 when the policy is issued, with:

• a face amount of $350,000

• accumulated value of $30,000 after deducting any outstanding loan amount.

The monthly charge for the M&E risk face amount charge is:

• $126.00 under death benefit Option A and Option C
(($350,000 ÷ 1,000) X 0.360).

• $181.30 under death benefit Option B (($350,000 ÷ 1,000) X 0.518).

The monthly charge for the M&E risk asset charge is $9.58 (($25,000 X 0.0375%) plus ($5,000 X 0.0042%)).

Sample rates for the M&E risk face amount charge appear in Appendix A.

How we calculate the mortality and expense risk charge

The mortality and expense risk charge has two separate charges:

•  M&E risk face amount charge We deduct a face amount charge every month during the first 10 policy years, at a rate that is based on the age of the insured on the policy date and on a face amount component factor per $1,000 of the initial face amount of your policy. The rates for the face amount component are shown in Appendix A.

If you increase the face amount, each increase will have a corresponding face amount charge related to the amount of the increase. The charge is based on the age and risk classification of the insured at the time of the increase. We’ll specify these charges in a supplemental schedule of benefits at the time of the increase. We’ll apply each charge for 10 years from the day of the increase. If you decrease the face amount, the charge will remain the same.

•  M&E risk asset charge We deduct a risk asset charge every month at a guaranteed maximum annual rate of 0.45% (0.0375% monthly) on the first $25,000 of your policy’s accumulated value in the investment options plus an annual rate of 0.05% (0.0042% monthly) of the accumulated value in the investment options that exceeds $25,000. We may charge a lower annual rate for the M&E risk asset charge. For the purposes of this charge, the amount of accumulated value is calculated on the monthly payment date before we deduct the monthly charge, but after we deduct any outstanding loan amount or allocate any new net premiums, withdrawals or loans. When the insured reaches age 100, the annual rate is 0%—in other words, you no longer pay this charge.

Charges for optional riders

If you add any riders to your policy, we add any charges for them to your monthly charge.

Lapsing and reinstatement

Your policy will lapse if there is not enough accumulated value, after subtracting any outstanding loan amount, to cover the monthly charge on the day we make the deduction. Your policy’s accumulated value is affected by the following:

• loans or withdrawals you make from your policy

• not making planned premium payments

• the performance of your investment options

• charges under the policy.

If your policy lapses, you could face significant income tax liability in the year of the lapse. Tax issues are described in detail in Variable life insurance and your taxes.

There is no guarantee that your policy will not lapse even if you pay your planned periodic premium.

If there is not enough accumulated value to pay the total monthly charge, we deduct the amount that’s available and send you, and anyone you’ve assigned your policy to, a notice telling you the minimum amount you have to pay to keep your policy in force. This minimum amount is equal to three times the monthly charge that was due on the monthly payment date when there was not enough accumulated value to pay the charge.

We’ll give you a grace period of 61 days from when we send the notice to pay the required premium. Your policy will remain in force during the grace period.

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Remember to tell us if your payment is a premium payment. Otherwise, we’ll treat it as a loan repayment.

If you do not make the minimum payment

If we do not receive your payment within the grace period, your policy will lapse with no value. This means we’ll end your life insurance coverage.

If you make the minimum payment

If we receive your payment within the grace period, we’ll allocate your net premium to the investment options you’ve chosen and deduct the monthly charge from your investment options in proportion to the accumulated value you have in each option.

If your policy is in danger of lapsing and you have an outstanding loan amount, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your policy’s face amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your policy from lapsing, you’ll have to repay a portion of your outstanding loan amount.

How to avoid future lapsing

To stop your policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion of it.

Paying death benefit proceeds during the grace period

If the insured dies during the grace period, we’ll pay death benefit proceeds to your beneficiary. We’ll reduce the payment by any unpaid monthly charges and any outstanding loan amount.

Reinstating a lapsed policy

If your policy lapses, you have five years from the end of the grace period to apply for a reinstatement. We’ll reinstate it if you send us the following:

• a written application

• evidence satisfactory to us that the insured is still insurable

• a premium payment sufficient to keep your policy in force for three months after the day your policy is reinstated

• payment of all unpaid monthly charges that were due in the grace period.

We’ll reinstate your policy as of the first monthly payment date on or after the day we approve the reinstatement. When we reinstate your policy, its accumulated value will be the same as it was on the day your policy lapsed. We’ll allocate it according to your most recent premium allocation instructions.

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YOUR POLICY’S ACCUMULATED VALUE

Reinstating a lapsed policy with an outstanding loan amount

If you had an outstanding loan amount when your policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your policy. There are special rules that apply to reinstating a policy with an outstanding loan amount:

• If we reinstate your policy on the first monthly payment date that immediately follows the lapse, we’ll also reinstate the loan amount that was outstanding the day your policy lapsed.

• If we reinstate your policy on any monthly payment date other than the monthly payment date that immediately follows the lapse, we’ll deduct the outstanding loan amount from your policy’s accumulated value. This means you will no longer have an outstanding loan amount when your policy is reinstated.

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YOUR INVESTMENT OPTIONS

This section tells you about the investment options available under your policy and how they work.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization form on file, you can call us at 1-800-800-7681 or submit a request electronically through your appointed agent. Or you can ask your registered representative to contact us.

You’ll find information about when we allocate net premiums to your investment options in How premiums work.

Your policy’s accumulated value may be allocated to up to 20 investment options at any one time.

We put your premium payments in our general and separate accounts. We own the assets in our accounts and allocate your net premiums, less any charges, to the investment options you’ve chosen. Amounts allocated to the fixed options are held in our general account. Amounts allocated to the variable investment options are held in our separate account.

You choose your initial investment options on your application. If you choose more than one investment option, you must tell us the dollar amount or percentage you want to allocate to each option. You can change your premium allocation instructions at any time.

The investment options you choose, and how they perform, will affect your policy’s accumulated value and may affect the death benefit. Please review the investment options carefully and ask your registered representative to help you choose the right ones for your goals and tolerance for risk. Make sure you understand any costs you may pay directly and indirectly on your investment options because they will affect the value of your policy.

Variable investment options

Variable investment options are also known as variable accounts. These variable accounts are divisions of our separate account. We bear the direct operating expenses of our separate account. For more information about how these accounts work, see About Pacific Life.

We’re the investment adviser for the Pacific Select Fund. We oversee the management of all the fund’s portfolios, and manage two of the portfolios directly. We’ve retained other portfolio managers to manage the other portfolios.

MFIA is the investment adviser for the M Fund, and has retained other firms to manage the M Fund’s portfolios. MFIA and the M Fund’s Board of Directors oversee the management of all of the M Fund’s portfolios.

We are not responsible for the operation of the M Fund or any of its portfolios. We are also not responsible for ensuring that the M Fund and its portfolios comply with any laws that apply.

You can choose from 36 variable investment options. Each variable investment option is set up as a variable account under our separate account and invests in a corresponding portfolio of the Pacific Select Fund or the M Fund. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your policy’s accumulated value will fluctuate depending on the investment options you’ve chosen. You bear the investment risk of any variable investment options you choose.

The following charts summarize the Pacific Select Fund and M Fund portfolios. You’ll find detailed descriptions of the portfolios in the Pacific Select Fund and M Fund prospectuses that accompany this prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read both the fund prospectuses carefully before investing.

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YOUR INVESTMENT OPTIONS

PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER
Blue Chip	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of “blue chip” companies and related derivatives.	A I M Capital Management, Inc.
Aggressive Growth	Long-term growth of capital.	Equity securities of small- and medium-sized growth companies.	A I M Capital Management, Inc.
Diversified Research	Long-term growth of capital.	Equity securities of U.S. companies and foreign companies with significant markets in the U.S.	Capital Guardian Trust Company
Small-Cap Equity	Long-term growth of capital.	Equity securities of small companies	Capital Guardian Trust Company
Short Duration Bond	Current income. (Capital appreciation is of secondary importance.)	High quality fixed income securities with an average duration not to exceed 3 years.	Goldman Sachs Asset Management
I-Net Tollkeeper	Long-term growth of capital.	Equity securities of companies which use, support, or relate directly or indirectly to use of the Internet.	Goldman Sachs Asset Management
Financial Services	Long-term growth of capital.	Equity securities in the financial services sector (including derivatives).	INVESCO Funds Group, Inc.
Health Sciences	Long-term growth of capital.	Equity securities in the health sciences sector (including derivatives).	INVESCO Funds Group, Inc.
Technology	Long-term growth of capital.	Equity securities in the technology sector (including derivatives).	INVESCO Funds Group, Inc.
Growth LT	Long-term growth of capital consistent with the preservation of capital.	Equity securities of a large number of companies of any size.	Janus Capital Management LLC
Focused 30	Long-term growth of capital.	U.S. and foreign equity securities selected for their growth potential.	Janus Capital Management LLC
Mid-Cap Value	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management
International Value	Long-term capital appreciation.	Equity securities of relatively large companies located in developed countries outside of the U.S.	Lazard Asset Management
Capital Opportunities	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital.	MFS Investment Management
International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	MFS Investment Management
Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the Standard & Poor’s 500 Composite Stock Price Index (including derivatives).	Mercury Advisors

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PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER
Small-Cap Index	Investment results that correspond to the total return of an index of small capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	Mercury Advisors
Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.
Main Street® Core (formerly called “Large-Cap Core”)	Long-term growth of capital and income.	Equity securities of large U.S. companies.	OppenheimerFunds, Inc.
Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.
Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities, with a focus on inflation-indexed bonds and forward contracts and derivatives relating to such securities.	Pacific Investment Management Company LLC
Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity and derivatives relating to such securities.	Pacific Investment Management Company LLC
Small-Cap Value	Long-term growth of capital.	Equity securities of small companies.	PIMCO Advisors Retail Holdings LLC and NFJ Investment Group L.P.
Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Life
High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Life
Equity Income	Current income. (Capital growth is of secondary importance.)	Equity securities of large U.S. companies.	Putnam Investment Management, LLC
Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of large U.S. growth-oriented companies.	Putnam Investment Management, LLC
Aggressive Equity	Capital appreciation.	Equity securities of small and medium-sized companies.	Putnam Investment Management, LLC
Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large companies.	Salomon Brothers Asset Management Inc.
Comstock (formerly called “Strategic Value”)	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital and income.	Van Kampen
Real Estate	Current income and long-term capital appreciation.	Equity securities of companies in the U.S. real estate industry.	Van Kampen
Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.	Van Kampen

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YOUR INVESTMENT OPTIONS

M FUND PORTFOLIO	THE PORTFOLIO’S INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER
Brandes International Equity	Long-term capital appreciation.	Equity securities of foreign issuers. Focuses on stocks with capitalizations of $1 billion or more.	Brandes Investment Partners, LLC
Turner Core Growth Fund	Long-term capital appreciation.	Common stocks of U.S. companies that the subadviser believes have strong earnings growth potential.	Turner Investment Partners, Inc.
Frontier Capital Appreciation	Maximum capital appreciation.	Common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500.	Frontier Capital Management Company, Inc.
Business Opportunity Value Fund	Long-term capital appreciation.	Equity securities of U.S. issuers in the large-to-medium-capitalization segment of the U.S. stock market.	Iridian Asset Management LLC

An example

You ask us to allocate $6,000 to the Inflation Managed investment option on a business day. At the end of that day, the unit value of the variable account is $15. We’ll credit your policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is not the same as the value of a share in the underlying portfolio.

For information about timing of transactions, see M’s Versatile Product basics.

Calculating unit values

When you choose a variable investment option, we credit your policy with accumulation units. The number of units we credit equals the amount we’ve allocated divided by the unit value of the variable account. Similarly, the number of accumulation units in your policy will be reduced when you make a transfer, withdrawal or loan from a variable investment option, and when your monthly charges are deducted.

The value of an accumulation unit is the basis for all financial transactions relating to the variable investment options. We calculate the unit value for each variable account once every business day, usually at or about 4:00 p.m. Eastern time.

Generally, for any transaction, we’ll use the next unit value calculated after we receive your written request. If we receive your written request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the time of the close of the New York Stock Exchange on a business day, we’ll use the unit value calculated as of the end of the next business day.

If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day. For your monthly charge, we’ll use the unit value calculated on your monthly payment date. If your monthly payment date does not fall on a business day, we’ll use the unit value calculated as of the end of the next business day.

The unit value calculation is based on the following:

• the investment performance of the underlying portfolio

• any dividends or distributions paid by the underlying portfolio

• any charges for any taxes that are, or may become, associated with the operation of the variable account.

The unit value of a variable account will change with the value of its corresponding Pacific Select Fund or M Fund portfolio. Changes in the unit value of a variable account will not change the number of accumulation units credited to your policy.

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You’ll find more about Pacific Select Fund fees and expenses in Fee tables and in the Pacific Select Fund’s prospectus.

You’ll find more about M Fund fees and expenses in Fee tables and in the M Fund’s prospectus.

Fees and expenses paid by the Pacific Select Fund and the M Fund

The Pacific Select Fund and the M Fund pay advisory fees and other expenses. These are deducted from the assets of each fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your policy. If you choose a variable investment option, these fees and expenses affect you indirectly because they reduce portfolio returns. The Pacific Select Fund is governed by its own Board of Trustees. The M Fund is governed by its own Board of Directors.

Fixed options

The fixed options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about these options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about these options.

For more information about the general account, see About Pacific Life.

You can also choose from two fixed options: the Fixed account and the Fixed LT account. The fixed options provide a guaranteed minimum annual rate of interest. The amounts allocated to the fixed options are held in our general account.

Here are some things you need to know about the fixed options:

• Accumulated value allocated to the fixed options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 3%.

• We may offer a higher annual interest rate on the fixed options. If we do, we’ll guarantee the higher rate until your next policy anniversary.

• There are no investment risks.

• There are limitations on when and how much you can transfer from the fixed options. These limitations are described below, in Transferring among investment options.

• We may place a limit of $1,000,000 on amounts allocated to the Fixed LT account in any 12-month period. This includes allocations of net premium, transfers, and loan repayments for all Pacific Life policies you own. Any allocations in excess of $1,000,000 will be allocated to your other investment options according to your most recent instructions. We may increase the $1,000,000 limit at any time at our sole discretion. To find out if a higher limit is in effect, contact us.

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YOUR INVESTMENT OPTIONS

Transferring among

investment options

If your state requires us to refund your premiums when you exercise your right to cancel, you can make transfers and use transfer programs only after the free look transfer date. Your transfer of accumulated value on the free look transfer date does not count as a transfer for purpose of applying the limitations described in this section. For more information, please see M’s Versatile Product basics.

If you live in Connecticut, Georgia, Maryland, North Carolina, North Dakota, or Pennsylvania, you can make transfers to the fixed options any time during the first 18 months of your policy.

We reserve the right, in our sole discretion, to waive the transfer restrictions on the fixed options. Please contact us or your registered representative to find out if a waiver is currently in effect.

You’ll find more about the first year transfer program later in this section.

You can transfer among your investment options any time during the life of your policy without triggering any current income tax. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer programs. You’ll find more information about making telephone and electronic transfers in M’s Versatile Product basics.

Transfers will normally be effective as of the end of the business day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

•Your policy’s accumulated value may be invested in up to 20 investment options at one time.

•Transfers are limited to 20 for the period beginning March 1, 2004 through December 31, 2004. Starting in 2005, transfers are limited to 25 for each calendar year.

•If you have used all of the above transfers, you may no longer make transfers between the investment options until the start of the next calendar year. However, you may make one transfer of all or a portion of your policy’s accumulated value remaining in the variable investment options into the Money Market investment option prior to the start of the next calendar year.

•Additionally, only 2 transfers in any calendar month may involve any of the following investment options: International Value, International Large-Cap, Emerging Markets, and Variable Account I.

•For the purpose of applying the limitations, any transfers that occur on the same day are considered one transfer. A transfer of accumulated value from the loan account into the investment options following a loan payment is considered a transfer under these limitations. Transfers into the loan account, or transfers that occur as a result of the dollar cost averaging program, the portfolio rebalancing program, the first year transfer program or an asset allocation program we approve are excluded from the limitation.

•There is no minimum amount required if you’re making transfers between variable investment options.

•You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.

•You can only make one transfer in any 12-month period from each fixed option, except if you’ve signed up for the first year transfer program. Such transfers are limited to:

•$5,000 or 25% of your policy’s accumulated value in the Fixed account

•$5,000 or 10% of your policy’s accumulated value in the Fixed LT account.

However, if the amount you transferred from a fixed option in the previous policy year was greater than the restrictions above, we currently waive our limitations and permit you to transfer a greater amount from that fixed option, not to exceed the amount you transferred from that fixed option during the previous policy year. We reserve the right to discontinue this waiver at any time.

The restrictions for transfers from the Fixed LT account are temporarily waived during the first policy year. You will be permitted to transfer any amount out of the Fixed LT account at any time during the first twelve policy months, subject to the transfer limitations described in this section. We reserve the right to discontinue this waiver at any time. However, if the

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waiver is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year.

•Currently, there is no charge for making a transfer but we may charge you in the future.

•There is no minimum required value for the investment option you’re transferring to or from.

•You cannot make a transfer if your policy is in the grace period and is in danger of lapsing.

•We can restrict or suspend transfers.

•We may choose to impose limits on transfer amounts, the value of the investment options you’re transferring to or from, or impose further limits on the number and frequency of transfers you can make.

Market-timing restrictions

The policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of the fund and raise expenses. This in turn can have an adverse effect on portfolio performance and therefore your policy’s performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the policy.

If we determine that your transfer patterns reflect a market timing strategy, we reserve the right, in our sole discretion and without prior notice, to take restrictive action. Such restrictions could include:

•not accepting transfer instructions from a policy owner, and

•restricting your ability to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website or any other type of electronic medium,

•not accepting transfer instructions from an agent acting on behalf of more than one policy owner, and

•not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one policy owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

We will send you written notice if we refuse or delay your transfer request.

Transfer programs

We offer three programs that allow you to make automatic transfers of accumulated value from one investment option to another. Under the dollar cost averaging and portfolio rebalancing programs, you can transfer among the variable investment options. Under the first year transfer program, you can make transfers from the Fixed account to the Fixed LT account and the variable investment options.

We have the right to discontinue, modify or suspend any of these transfer programs at any time.

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YOUR INVESTMENT OPTIONS

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. Investing this way does not guarantee profits or prevent losses.

Dollar cost averaging program

Our dollar cost averaging program allows you to make scheduled transfers of $50 or more between variable investment options. It does not allow you to make transfers to or from either of the fixed options. We process transfers as of the end of the business day on your policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you’ve chosen. You must have at least $5,000 in a variable investment option to start the program. Detailed information appears in the SAI.

We will not charge you for the dollar cost averaging program or for transfers made under this program, even if we decide to charge you in the future for transfers outside of the program, except if we have to by law.

Because the portfolio rebalancing program matches your original percentage allocations, we may transfer money from an investment option with relatively higher returns to one with relatively lower returns.

Portfolio rebalancing program

As the value of the underlying portfolios changes, the value of the allocations to the variable investment options will also change. The portfolio rebalancing program automatically transfers your policy’s accumulated value among the variable investment options according to your original percentage allocations.

We do not currently charge for the portfolio rebalancing program or for transfers made under this program.

This program allows you to average the cost of investments over your first policy year. Investing this way does not guarantee profits or prevent losses.

First year transfer program

Our first year transfer program allows you to make monthly transfers during the first policy year from the Fixed account to the variable investment options or the Fixed LT account. It does not allow you to transfer among variable investment options. You enroll in the program when you apply for your policy. Detailed information appears in the SAI.

We do not currently charge for the first year transfer program or for transfers made under this program.

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WITHDRAWALS, SURRENDERS AND LOANS

Making a withdrawal, taking out a loan or surrendering your policy can change your policy’s tax status, generate taxable income, or make your policy more susceptible to lapsing. Be sure to plan carefully before using these policy benefits.

If you withdraw a larger amount than you’ve paid into your policy, your withdrawal may be considered taxable income.

For more information, see Variable life insurance and your taxes.

You can take out all or part of your policy’s accumulated value while your policy is in force by making withdrawals or surrendering your policy. You can take out a loan from us using your policy as security. You can also use your policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making withdrawals

You can choose to receive your withdrawal in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.

We will not accept your request to make a withdrawal if it will cause your policy to become a modified endowment contract, unless you’ve told us in writing that you want your policy to become a modified endowment contract.

You can withdraw part of your policy’s net cash surrender value starting on your policy’s first anniversary. Here’s how it works:

• You must send us a written request that’s signed by all owners.

• Each withdrawal must be at least $200, and the net cash surrender value of your policy after the withdrawal must be at least $500.

• If your policy has an outstanding loan amount, the maximum withdrawal you can take is the amount, if any, by which the cash surrender value just before the withdrawal exceeds the outstanding loan amount divided by 90%.

• We’ll charge you $25 for each withdrawal you make.

• If you do not tell us which investment options to take the withdrawal from, we’ll deduct the withdrawal and the withdrawal charge from all of your investment options in proportion to the accumulated value you have in each option.

• The accumulated value, cash surrender value and net cash surrender value of your policy will be reduced by the amount of each withdrawal.

• If the insured dies after you’ve sent a withdrawal request to us, but before we’ve made the withdrawal, we’ll deduct the amount of the withdrawal from any death benefit proceeds owing.

How withdrawals affect your policy’s death benefit

Making a withdrawal will affect your policy’s death benefit in the following ways:

• if your policy’s death benefit does not equal the guideline minimum death benefit, the death benefit will decrease by the amount of your withdrawal.

• if your policy’s death benefit equals the guideline minimum death benefit, the death benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your policy’s face amount

If you’ve chosen death benefit Option B or Option C, making a withdrawal does not reduce your policy’s face amount.

If you’ve chosen death benefit Option A, a withdrawal may reduce your face amount. You can make one withdrawal during each of the first 15 policy years of up to 10% of the total premium payments you’ve made without reducing your policy’s face amount. If you withdraw a larger amount, or make additional withdrawals, the face amount will be reduced by the amount, if any, by which the face amount exceeds the death benefit immediately before the withdrawal, minus the amount of the withdrawal.

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WITHDRAWALS, SURRENDERS AND LOANS

Taking out a loan

The amount in the loan account, plus any interest you owe, is referred to throughout this prospectus as your outstanding loan amount. Your policy refers to this amount as policy debt.

Taking out a loan will affect the growth of your policy’s accumulated value, and may affect the death benefit.

You’ll find more information regarding loans in the SAI.

You can borrow money from us any time while your policy is in force. The minimum amount you can borrow is $200, unless there are other restrictions in your state. The maximum amount available to borrow is less than 100% of your accumulated value.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You’ll find more information about requesting a loan by telephone or electronically in M’s Versatile Product basics.

Here’s how it works:

• When you borrow money from us, we use your policy’s accumulated value as security. To secure the loan, we transfer an amount equal to the amount you’re borrowing from your accumulated value in the investment options to the loan account.

• You pay interest on the amount you borrow. Interest owing on the amount you’ve borrowed accrues daily at an annual rate of 3.25%.

• The accumulated value set aside to secure your loan also earns interest. The amount in the loan account earns interest daily at an annual rate of at least 3.0%.

• We currently intend to credit interest on the amount in the loan account at an annual rate of 3.25% in policy year 6 and thereafter. We can decrease the rate credited, but will not decrease the annual rate to less than 3.0% on the amount in the loan account.

Paying off your loan

You can pay off all or part of the loan any time while your policy is in force. While you have an outstanding loan, we’ll treat any money you send us as a loan payment unless you tell us otherwise in writing.

Your outstanding loan amount could result in taxable income if you surrender your policy, if your policy lapses, or if your policy is a modified endowment contract. You should talk to your tax advisor before taking out a loan under your policy. See Taking out a loan in Variable life insurance and your taxes.

What happens if you do not pay off your loan

If you do not pay off your loan, we’ll deduct the amount in the loan account, including any interest you owe, from one of the following:

• the death benefit proceeds before we pay them to your beneficiary

• the cash surrender value if you surrender your policy

• the amount we refund if you exercise your right to cancel.

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your policy. For example, while your policy’s accumulated value is held in the loan account, it will miss out on the potential earnings available through the variable investment options. The amount of interest you earn on the loan account may be less than the amount of interest you would have earned from the fixed options. These could lower your policy’s accumulated value, which could reduce the amount of the death benefit.

When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your outstanding loan amount, there is not enough accumulated value in your policy to cover the policy charges, your policy could lapse. You may need to make additional premium payments or loan repayments to prevent your policy from lapsing.

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Ways to use your policy’s loan and

withdrawal features

If you’re interested in using your life insurance policy to supplement your retirement income, please contact us for more information.

You can ask your registered representative for illustrations showing how policy charges may affect existing accumulated value and how future withdrawals and loans may affect the accumulated value and death benefit.

You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

You can use your policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Setting up an income stream may not be suitable for all policy owners.

Here are some things you should consider when setting up an income stream:

• the rate of return you expect to earn on your investment options

• how long you would like to receive regular income

• the amount of accumulated value you want to maintain in your policy.

Understanding the risks

Using your policy to supplement your income does not change your rights or our obligations under the policy. The terms for loans and withdrawals described in this prospectus remain the same. It’s important to understand the risks that are involved in using your policy’s loan and withdrawal features. Use of these features may increase the chance of your policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your policy each year to set up your income stream.

Automated income option

Withdrawals and loans may reduce policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your policy is eligible after the 7th policy anniversary. To begin the program, you must have a minimum net cash surrender value of $50,000, and your policy must not qualify as a modified endowment contract.

You request participation in the AIO program and specify your AIO preferences by sending us an AIO request form. If you wish to do so, contact your registered representative for an AIO request form.

Distributions under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see Variable life insurance and your taxes.

There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.

You may discontinue participation in the AIO program at any time by sending a written notice to us.

Detailed information appears in the SAI.

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WITHDRAWALS, SURRENDERS AND LOANS

Surrendering your policy

You can choose to receive your money in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.

If you increase your policy’s face amount, we’ll send you a supplemental schedule of benefits that shows the surrender charge associated with the increase.

You can surrender or cash in your policy at any time while the insured is still living. Your policy’s cash surrender value is its accumulated value less any surrender charge that applies. The net cash surrender value equals your policy’s cash surrender value after deducting any outstanding loan amount.

Here are some things you need to know about surrendering your policy:

• You must send us your policy and a written request.

• We’ll send you the policy’s net cash surrender value. If you surrender your policy during the first 10 policy years, we’ll deduct a surrender charge.

• Each coverage segment has a surrender charge, based on the face amount of each coverage segment and the age and risk classification of the insured on the date each coverage segment is effective.

• The amount of the surrender charge does not change during the first policy month from effective date of coverage segment. We reduce the charge by 0.8403% each month until it reaches zero at the end of 10 policy years.

• There’s no surrender charge on any coverage segment after 10 policy years from the date the coverage segment is effective.

• If you decrease the face amount, the decrease will not affect your policy’s surrender charge.

Policy restoration

You may request to restore a policy you surrender if the insured is still living. Here’s how it works:

• We must receive your request to restore the policy along with the full amount of the surrender proceeds within 30 days from the original date of the surrender. We will not require evidence of insurability.

• If we assessed a surrender charge when you surrendered your policy, we will add the value of the charge to the surrender proceeds we receive from you.

• The surrender proceeds and any refunded surrender charge will be placed into the Fixed account as of the original date of the surrender. We will calculate and pay interest on this amount from the date of surrender to the date we process your restoration request.

• On the date we process your restoration request, we will transfer your accumulated value in the Fixed account to the investment options you choose according to your most recent premium allocation instructions.

• If you had an outstanding loan amount when you surrendered your policy, we will reinstate the loan amount that was outstanding the day you surrendered your policy.

• Once we have restored the policy, we will send you a written confirmation.

We will not restore a policy that has been surrendered for an income benefit.

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GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your policy.
Income benefit

If you surrender or make a withdrawal from your policy, you can use the money to buy an income benefit that provides a monthly income. Your policy’s beneficiary can use death benefit proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

The following is one income benefit available under the M’s Versatile Product policy:

• The income benefit is based on the life of the person receiving the income. If the policy owner is buying the income benefit, monthly income will be based on the owner’s life. If the policy’s beneficiary buys the income benefit, monthly income will be based on the beneficiary’s life.

• We’ll pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

• After 10 years, we’ll only pay the monthly income for as long as the person receiving it is still alive.

• The minimum monthly income benefit calculated must be at least $100.

• For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your policy.

Substituting the insured If you substitute the person insured by the policy, we’ll send you a revised schedule of benefits.

Starting on your policy’s first anniversary, you can apply to substitute the person insured by your policy. You must apply in writing and we must receive satisfactory evidence of insurability of the new insured. You can only add riders on the new insured if we approve the addition of the riders. We may charge you a fee of up to $100 when you request to substitute the insured.

The substitution will become effective on the first monthly payment date after we approve your request. We may have to adjust the face amount, accumulated value, surrender charge and policy charges to reflect the substitution.

We can refuse your request to substitute if, among other reasons:

• we would be required to end the policy in order to comply with new guideline premium limits under tax law

• we would be required to make distributions from your policy’s accumulated value that are greater than the net cash surrender value.

Paying the death benefit in the case of suicide within two years of the policy date or a substitution of insured

If the insured, whether sane or insane, commits suicide within two years of the policy date, death benefit proceeds will be the total of all premiums you’ve paid, less any outstanding loan amount and any withdrawals you’ve made.

If you’ve substituted the insured and the new insured, whether sane or insane, commits suicide within two years of the day the substitution was made, we’ll calculate death benefit proceeds differently. Proceeds will be limited to the net cash surrender value of your policy as of the day the substitution was made, less any increase in any outstanding loan amount, any withdrawals you’ve made, and any dividends we’ve paid in cash, since the day the substitution was made.

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GENERAL INFORMATION ABOUT YOUR POLICY

Replacement of life insurance or annuities

The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

• lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

• converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

• amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid

• reissued with any reduction in cash value, or

• pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest.

A replacement may affect your plan of insurance in the following ways:

• You will pay new acquisition costs;

• You may have to submit to new medical examinations;

• You may pay increased premiums because of the increased age or changed health of the insured;

• Claims made in the early policy years may be contested;

• You may have to pay surrender charges and/or income taxes on your current policy or contract values;

• Your new policy or contract values may be subject to surrender charges; and

• If part of a financed purchase, your existing policy or contract values or death benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Errors on your application If unisex cost of insurance rates apply to your policy, we will not adjust the face amount if we discover that gender has been stated incorrectly on your application.

If the age or gender of the insured is stated incorrectly on your application, the death benefit under your policy will be the greater of the following:

• the amount of death benefit that would be purchased by the most recent cost of insurance charge for the correct age and gender or

• the guideline minimum death benefit for the correct age and gender.

We’ll adjust the accumulated value by recalculating all previous cost of insurance charges and other monthly deductions based on the correct age and gender.

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Contesting the validity of your policy

We have the right to contest the validity of your policy for two years from the policy date. Once your policy has been in force for two years from the policy date during the lifetime of the insured, we generally lose the right to contest its validity.

We also have the right to contest the validity of a policy that you reinstate for two years from the day that it was reinstated. Once your reinstated policy has been in force for two years from the reinstatement date during the lifetime of the insured, we generally lose the right to contest its validity. During this period, we may contest your policy only if there is a material misrepresentation on your application for reinstatement.

We have the right to contest the validity of an increase in the face amount of a policy for two years from the day the increase becomes effective. Once the increased face amount has been in force for two years during the lifetime of the insured, we generally lose the right to contest its validity.

We also have the right to contest the validity of a policy if there has been a substitution of the insured. We can contest a policy’s validity for two years from the day the substitution becomes effective. Once the substitution has been in force for two years during the lifetime of the new insured, we generally lose the right to contest its validity.

Regardless of the above, we can contest the validity of your policy for failure to pay premiums at any time. The policy will terminate upon successful contest with respect to the insured.

Assigning your policy as collateral Assigning a policy that’s a modified endowment contract may generate taxable income and a 10% penalty tax.

You can assign your policy as collateral to secure a loan, mortgage, or other kind of debt. Here’s how it works:

• An assignment does not change the ownership of the policy.

• After the policy has been assigned, your rights and the rights of your beneficiary will be subject to the assignment. The entire policy, including any income benefit, rider, benefit and endorsement, will also be subject to the assignment.

• We’re not responsible for the validity of any assignment.

• We must receive and record a copy of the original assignment in a form that’s acceptable to us before we’ll consider it binding.

• Unless otherwise provided, the person or organization you assign your policy to may exercise the rights under the policy, except the right to change the policy owner or the beneficiary or the right to choose a monthly income benefit.

Non-participating	This policy will not share in any of our surplus earnings.

49

VARIABLE LIFE INSURANCE AND YOUR TAXES

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code of (the tax code) and does not cover any state or local tax laws.

The tax consequences of owning a policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each owner or beneficiary.

Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

This is not a complete discussion of all federal income tax questions that may arise under the policy. There are special rules that we do not include here that may apply in certain situations.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion or tax consequences that relate directly or indirectly to life insurance policies.

Recently passed tax legislation provides, among other things, for reductions in federal estate tax rates, increases in the exemption amount, and a “repeal” of the federal estate tax in 2010. However, the legislation provides for full reinstatement of the federal estate tax in the year 2011. If you are considering the purchase of the policy to help pay federal estate taxes at death, consult with your tax advisor.

We do not make any guarantees about the tax status of your policy, and you should not consider the discussion that follows to be tax advice.

Tax treatment of life insurance

policies

In order to qualify as a life insurance contract for federal income tax purposes, the policy must meet the statutory definition of life insurance.

Death benefits may be excluded from income under Section 101(a) of the tax code.

Definition of life insurance

We believe that the policy qualifies as life insurance. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

• In general, your policy’s beneficiary will not be subject to federal income tax when he or she receives the death benefit proceeds. This is true regardless of whether the beneficiary is an individual, corporation, or other entity.

• You’ll generally not be taxed on any or all of your policy’s accumulated value unless you receive a cash distribution by making a withdrawal, surrendering your policy, or in some instances, taking a loan from your policy.

The tax laws defining life insurance, however, do not cover all policy features. Your policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address many issues concerning the treatment of substandard risk policies and policies with term insurance on the insured. We can make changes to your policy if we believe the changes are needed to ensure that your policy continues to qualify as a life insurance contract.

The tax code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

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The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your policy qualifies as a life insurance contract.

Section 817(h) of the tax code describes the diversification rules.

For more information about diversification rules, please see Managing the Pacific Select Fund in the accompanying Pacific Select Fund prospectus and Distributions and Taxes in the accompanying M Fund prospectus.

Diversification rules and ownership of the separate account

Your policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the separate account follows certain rules requiring diversification of investments underlying the policy. In addition, the IRS requires that the policyholder not have control over the underlying assets.

The Treasury Department has announced that the diversification rules “do not provide guidance concerning the circumstances in which it will treat an investor, rather than the insurance company, as the owner of the assets in a separate account.” The IRS treats a variable policy owner as the owner of separate account assets if he or she has the ability to exercise investment control over them. Owners of the assets are taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on the issue, it had not done so when we wrote this prospectus.

The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible the IRS would treat you as the owner of your policy’s proportionate share of the assets of the separate account.

We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the portfolios of the Pacific Select Fund or the M Fund will be able to operate as currently described in the prospectus, or that either of the funds will not have to change any portfolio’s investment objective or policies. We can modify your policy if we believe it will prevent you from being considered the owner of your policy’s proportionate share of the assets of the separate account.

Policy exchanges fall under Section 1035(a) of the tax code.

Policy exchanges

If you exchange your policy for another one that insures the same person, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If the person insured by the policy is changed, the exchange will be treated as a taxable exchange.

Change of ownership

You may have taxable income if you transfer ownership of your policy, sell your policy, or change the ownership of it in any way.

There are special rules for corporate-owned policies. You should consult your tax adviser. Section 59A of the tax code deals with the environmental tax.

Corporate owners

There are special tax issues for corporate owners:

• using your policy to fund deferred compensation arrangements for employees has special tax consequences

• corporate ownership of a policy may affect your liability under the alternative minimum tax and the environmental tax.

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VARIABLE LIFE INSURANCE AND YOUR TAXES

Conventional life insurance policies

Under Section 7702A of the tax code, policies that are not classified as modified endowment contracts are taxed as conventional life insurance policies.

The cost basis in your policy is generally the premiums you’ve paid plus any taxable distributions less any withdrawals or premiums previously recovered that were not taxable.

The tax treatment of your policy will depend upon whether it is a type of contract known as a modified endowment contract. We describe modified endowment contracts later in this section. If your policy is not a modified endowment contract, it will be treated as a conventional life insurance policy and will have the following tax treatment:

Surrendering your policy

When you surrender, or cash in, your policy, you’ll generally be taxed on the difference, if any, between the cash surrender value and the cost basis in your policy.

Making a withdrawal

If you make a withdrawal after your policy has been in force for 15 years, you’ll only be taxed on the amount you withdraw that exceeds the cost basis in the policy.

Special rules apply if you make a withdrawal within the first 15 policy years and it’s accompanied by a reduction in benefits. In this case, there is a special formula under which you may be taxed on all or a portion of the withdrawal amount.

Taking out a loan

If you take out a loan, you will not pay tax on the loan amount unless your policy is surrendered or lapses and you have not repaid your outstanding loan amount. The interest you pay, or that’s accrued, on a loan is generally nondeductible. Ask your tax adviser for more information.

Loans and corporate-owned policies

If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract. There may be a limited exception that applies to contracts issued on 20% owners, officers, directors or employees of the entity. For more information about this exception, you should consult your tax adviser.

Modified endowment contracts

Section 7702A of the tax code defines a class of life insurance policies known as modified endowment contracts. Like other life insurance policies, the death benefit proceeds paid to your beneficiary generally are not subject to federal income tax and your policy’s accumulated value grows on a tax-deferred basis until you receive a cash distribution.

If there is a material change to your policy, like a change in the death benefit, we may have to retest your policy and restart the seven-pay premium period to determine whether the change has caused the policy to become a modified endowment contract.

A modified endowment contract is a special type of life insurance policy. If your policy is a modified endowment contract, it will have the tax treatment described below. Any distributions you receive during the life of the policy are treated differently than under conventional life insurance policies. Withdrawals, loans, pledges, assignments and the surrender of your policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a policy becomes a modified endowment contract

A life insurance policy becomes a modified endowment contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

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For example, if the seven-pay premiums were $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, an M’s Versatile Product policy may or may not be a modified endowment contract, depending on the amount of premiums paid during the policy’s first seven contract years or after a material change has been made to the policy.

Surrendering your policy

If you surrender your policy, you’re taxed on the amount by which the cash surrender value exceeds the cost basis in the policy.

Making a withdrawal or taking out a loan

If you make a withdrawal or take out a loan from a modified endowment contract, you’re taxed on the amount of the withdrawal or loan that’s considered income, including all previously non-taxed gains. Income is the difference between the cash surrender value and the cost basis in your policy. It’s unclear whether interest paid, or accrued, on a loan is considered interest for federal income tax purposes. If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. You should consult your tax adviser.

All modified endowment contracts we or our affiliates issue to you in a calendar year are treated as a single contract when we calculate whether a distribution amount is subject to tax.

10% penalty tax

If any amount you receive from a modified endowment contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount.

A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

• you’re at least 59 1/2 years old

• you’re receiving an amount because you’ve become disabled

• you’re receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your beneficiaries.

Distributions before a policy becomes a modified endowment contract

If your policy fails the seven-pay test and becomes a modified endowment contract, any amount you receive or are deemed to have received during the two years before it became a modified endowment contract may be taxable. The distribution would be treated as having been made in anticipation of the policy’s failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.

Policy riders Please see the discussion of optional riders in The death benefit. Please consult with your tax adviser if you want to exercise your rights under this rider.

Accelerated living benefits rider

Amounts received under this rider should be generally excluded from taxable income under Section 101(g) of the tax code.

Benefits under the rider will be taxed, however, if they are paid to someone other than the insured, and the insured:

• is a director, officer or employee of the person receiving the benefit, or

• has a financial interest in a business of the person receiving the benefit.

In some cases there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet technical aspects of the definition of “life insurance contract” under the tax code. We may reserve the right (but are not obligated) to modify the rider to conform under tax code requirements.

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ABOUT PACIFIC LIFE

Pacific Life Insurance Company is a life insurance company based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, group employee benefits, broker-dealer operations, and investment and advisory services. At the end of 2003, we had $       billion of individual life insurance and total admitted assets of approximately $       billion. We are ranked the     th largest life insurance carrier in the U.S. in terms of 2003 admitted assets.

We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our principal office is at 700 Newport Center Drive, Newport Beach, California 92660.

How our accounts work	We own the assets in our general account and our separate account. We allocate your net premiums to these accounts according to the investment options you’ve chosen. General account
We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our general account assets.

Our general account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the fixed options. The rate is reset annually. The fixed options are part of our general account, which we may invest as we wish, according to any laws that apply. We’ll credit the guaranteed rate even if the investments we make earn less. Our ability to pay these guarantees is backed by our strength as a company.

The fixed options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the fixed options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the fixed options.

Separate account

Amounts allocated to the variable investment options are held in our separate account. The assets in this account are kept separate from the assets in our general account and our other separate accounts, and are protected from our general creditors.

The separate account is divided into variable accounts. Each variable account invests in shares of a designated portfolio of the Pacific Select Fund or the M Fund. We may add variable accounts that invest in other portfolios of these funds or in other securities.

We’re the legal owner of the assets in the separate account, and pay its operating expenses. We do not hold ourselves out to be trustees of the separate account assets. The separate account is operated only for our variable life insurance policies. Pacific Life is obligated to pay all amounts promised to policy owners under the terms of the policy. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our general account. Some of the money in the separate account may include charges we collect from the account and any investment results on those charges.

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We cannot charge the assets in the separate account attributable to our reserves and other liabilities under the policies funded by the account with any liabilities from our other business.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any variable account belong to that variable account and are credited to or charged against the assets held in that variable account without regard to our other income, gains or losses.

Making changes to the separate account

We can add, change or remove any securities that the separate account or any variable account holds or buys, as long as we comply with the laws that apply.

We can substitute shares of one Pacific Select Fund portfolio or M Fund portfolio with shares of another portfolio or fund if:

• any portfolio is no longer available for investment

• our management believes that a portfolio is no longer appropriate in view of the purposes of the policy.

We’ll give you any required notice or receive any required approval from policy owners or the SEC before we substitute any shares. We’ll comply with the filing or other procedures established by insurance regulators as required by law.

We can add new variable accounts, which may include additional subaccounts of the separate account, to serve as investment options under the policies. These may be managed separate accounts or they may invest in a new portfolio of the Pacific Select Fund or the M Fund, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new variable accounts when we believe that it’s warranted by marketing needs or investment conditions. We’ll decide on what basis we’ll make new accounts available to existing policy owners.

We can also eliminate any of our variable accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any variable account.

If we make any changes to variable accounts or substitution of securities, we can make appropriate changes to this policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

If we believe it’s in the best interests of people holding voting rights under the policies and we meet any required regulatory approvals we can do the following:

• operate the separate account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

• register or deregister the separate account under securities law

• combine the separate account with one of our other separate accounts or our affiliates’ separate accounts

• combine one or more variable accounts

• create a committee, board or other group to manage the separate account

• change the classification of any variable account.

55

ABOUT PACIFIC LIFE

Taxes we pay

We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the policy. If these taxes increase significantly, we may deduct them from the separate account.

We may charge the separate account for any federal, state and local taxes that apply to the separate account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting rights

We’re the legal owner of the shares of the Pacific Select Fund and the M Fund that are held by the variable accounts. We may vote on any matter at shareholder meetings of the funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a variable investment option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees of the Pacific Select Fund or the Board of Directors of M Fund, called the record date. Your voting interest equals the accumulated value in a variable investment option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We’ll send you documents from the Pacific Select Fund and the M Fund called proxy materials. They include information about the items you’ll be voting on and forms for you to give us your instructions. We’ll vote shares held in the separate account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by that separate account for which we’ve received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions.

We’ll vote shares of any portfolio we hold in our general account in the same proportion as the total votes for all of our separate accounts, including this separate account. We’ll vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the separate account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

• would change a portfolio’s investment objective or subclassification

• would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by policy owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

• our disapproval is reasonable

• we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we’ll include a summary of the action we took and our reasons for it in the next report to policy owners.

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Distribution Arrangements

Pacific Select Distributors, Inc. (“PSD”), a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other Pacific Life affiliates) that solicit applications for the policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the policies.

In addition, PSD or an affiliate may pay from their own resources additional significant cash compensation, sometimes called “revenue sharing”, and provide other incentives in connection with the promotion and solicitation of applications for the policies by some, but not all, broker-dealers. Such additional compensation may give us greater access to registered representatives of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and registered representative market the policies.

The compensation described in this section and in the SAI, and other compensation or benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your registered representative or broker-dealer to present this policy over other investment options available in the marketplace. You may ask your registered representative about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the policy. Please refer to the SAI for additional information on distribution arrangements.

Illustrations

If you ask us, we’ll provide you with different kinds of illustrations.

•Illustrations based on information you give us about the age of the person to be insured by the policy, their risk class, the face amount, the death benefit and premium payments.

•Illustrations that show the allocation of premium payments to specified variable accounts. These will reflect the expenses of the portfolio of the Fund in which the variable account invests.

•Illustrations that use a hypothetical gross rate of return that’s greater than 12%. These are available only to certain large institutional investors.

We will provide you with illustrations based on different sets of assumptions upon your request. You can request such illustrations at any time. Illustrations may help you understand how your policy values would vary over time based on different assumptions.

Lost policy

If you lose your policy, you may request a Certificate of Coverage free of charge. If you require a duplicate policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate policy, please contact us for a Certificate of insurance/duplicate policy request form.

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ABOUT PACIFIC LIFE

Audits of premiums/loans

You may request us to run a report of premium payments you’ve made or loan transactions under your policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.

Risk classification change

If you have a change in risk classification, such as a change in smoking status or health, you can request us to review your risk classification. Changing your risk classification may change the rates used for cost of insurance, mortality and expense risk face amount and surrender charge charges, and may also change the rates on any riders on your policy which base charges on risk classification. We will charge you a fee of $50 at the time you request us to change your risk classification.

State regulation

We’re subject to the laws of the state of California governing insurance companies and to regulations issued by the Commissioner of Insurance of California. In addition, we’re subject to the insurance laws and regulations of the other states and jurisdictions in which we’re licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of California and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal proceedings and legal matters

The separate account is not involved in any legal proceedings that would have a material effect on policy owners.

Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the policies under California law, and the validity of the forms of the policies under California law, have been passed upon by our general counsel. Legal matters relating to federal securities laws and federal income tax laws have been passed upon by Dechert LLP.

Registration statement

We’ve filed a registration statement with the SEC for M’s Versatile Product, under the Securities Act of 1933. The SEC’s rules allow us to omit some of the information required by the registration statement from this prospectus. You can ask for it from the SEC’s office in Washington, D.C. They may charge you a fee.

Financial statements

The statement of assets and liabilities of the Pacific Select Exec Separate Account as of December 31, 2003 and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the two years in the period then ended are contained in the SAI.

The consolidated statements of financial condition of Pacific Life as of December 31, 2003 and 2002 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2003, which are included in this prospectus so you can assess our ability to meet our obligations under the policies are contained in the SAI.

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TERMS USED IN THIS PROSPECTUS

We’ve tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We’ve identified some of these below and the pages where you’ll find an explanation of what they mean.

If you have any questions, please ask your registered representative or call us at 1-800-800-7681.

In this prospectus, you and your mean the policy holder or owner. Pacific Life, we, us and our refer to Pacific Life Insurance Company. M fund refers to M Fund, Inc. Policy means an M’s Versatile Product variable life insurance policy, unless we state otherwise.	Accumulated value Accumulation units Age Allocation Assignment Beneficiary Business day Cash surrender value Cash value accumulation test Class Contingent beneficiary Cost of insurance rate Coverage segment Death benefit Death benefit percentage Death benefit qualification test Face amount Fixed account Fixed LT account Fixed options General account Guideline minimum death benefit Guideline premium limit Guideline premium test Illustration In force	29 38 11 27 49 11 15 46 18 30 11 30 22 17 18 18 17 39 39 39 54 18 18 18 57 10	Income benefit Insured Joint owners Lapse Loan account Modified endowment contract Monthly payment date Net amount at risk Net cash surrender value Net premium Net single premium Outstanding loan amount Planned periodic premium Policy anniversary Policy date Policy year Portfolio Proper form Reinstatement Riders Separate account Seven-pay limit Tax code Unit value Variable account Variable investment option	47 11 11 32 44 52 12 19 46 25 18 44 25 12 12 12 35 15 33 23 54 52 50 38 35 35

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APPENDIX A –	MORTALITY AND EXPENSE RISK FACE AMOUNT CHARGE:
RATES PER $1,000 OF COVERAGE SEGMENT

Issue age	Death Benefit Option A or C						Death Benefit Option B
	Nonsmoker			Smoker			Nonsmoker			Smoker
	Male	Female	Unisex	Male	Female	Unisex	Male	Female	Unisex	Male	Female	Unisex
5	0.062	0.051	0.060	0.062	0.051	0.060	0.149	0.124	0.124	0.149	0.124	0.144
10	0.062	0.051	0.060	0.062	0.051	0.060	0.149	0.124	0.124	0.149	0.124	0.144
15	0.062	0.051	0.060	0.062	0.051	0.060	0.149	0.124	0.124	0.149	0.124	0.144
20	0.115	0.092	0.110	0.146	0.112	0.140	0.256	0.223	0.250	0.267	0.234	0.250
25	0.140	0.115	0.136	0.180	0.140	0.173	0.291	0.256	0.284	0.301	0.265	0.284
30	0.163	0.135	0.158	0.207	0.165	0.199	0.328	0.290	0.290	0.337	0.298	0.321
35	0.191	0.159	0.187	0.238	0.192	0.231	0.376	0.330	0.330	0.384	0.337	0.367
40	0.260	0.217	0.254	0.324	0.262	0.314	0.440	0.383	0.383	0.448	0.389	0.429
45	0.360	0.300	0.350	0.448	0.360	0.433	0.518	0.444	0.444	0.527	0.449	0.503
50	0.458	0.379	0.444	0.564	0.451	0.544	0.613	0.518	0.518	0.625	0.522	0.592
55	0.548	0.456	0.532	0.669	0.535	0.647	0.729	0.610	0.610	0.743	0.616	0.708
60	0.718	0.597	0.696	0.866	0.691	0.834	0.796	0.731	0.731	0.866	0.741	0.810
65	0.917	0.760	0.888	0.947	0.867	0.959	0.917	0.760	0.760	0.947	0.867	0.888
70	0.926	0.763	0.892	0.930	0.860	0.933	0.926	0.763	0.763	0.930	0.860	0.892
75	0.920	0.764	0.889	0.920	0.852	0.925	0.920	0.764	0.764	0.920	0.852	0.889
80	0.910	0.786	0.883	0.910	0.845	0.942	0.910	0.786	0.786	0.910	0.845	0.883
85	1.060	1.026	1.051	1.067	1.051	1.076	1.060	1.026	1.026	1.067	1.051	1.051
90	1.188	1.123	1.162	1.222	1.141	1.223	1.188	1.123	1.162	1.222	1.141	1.162

For policies with death benefit Option A or C, if the insured is assigned a risk classification other than standard, a factor is applied to the M&E risk face amount charge according to the nonstandard table rating assigned to that insured. If the insured is assigned a nonstandard rating reflected in the table below, the rate above that applies to the insured is multiplied by the nonstandard table factor below that applies.

We apply a factor of 1.00 to the M&E risk face amount charge if an insured assigned a risk classification other than standard selects death benefit Option B.

NONSTANDARD TABLE FACTORS

Issue age	Nonstandard Table Number
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16
0–45	1.05	1.10	1.15	1.20	1.25	1.30	1.35	1.40	1.45	1.50	1.55	1.60	1.65	1.70	1.75	1.80
50	1.05	1.10	1.15	1.20	1.25	1.30	1.35	1.40	1.45	1.50	1.55	1.60	1.65	1.65	1.65	1.65
55	1.05	1.10	1.15	1.20	1.25	1.30	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35
60	1.05	1.05	1.05	1.05	1.05	1.05	1.05	1.05	1.05	1.05	1.05	1.05	1.05	1.05	1.05	1.05
65–90	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00

Representative figures shown. For issue ages not listed, please ask your registered representative.

A-1

APPENDIX B	–	SURRENDER CHARGE: CURRENT RATES PER $1,000 OF COVERAGE SEGMENT

Issue age	Death Benefit Option A or C						Death Benefit Option B
	Nonsmoker			Smoker			Nonsmoker			Smoker
	Male	Female	Unisex	Male	Female	Unisex	Male	Female	Unisex	Male	Female	Unisex
5	$0.33	$0.26	$0.32	$0.33	$0.26	$0.32	$0.89	$0.74	$0.87	$0.89	$0.74	$0.87
10	$0.33	$0.26	$0.32	$0.33	$0.26	$0.32	$0.89	$0.74	$0.87	$0.89	$0.74	$0.87
15	$0.33	$0.26	$0.32	$0.33	$0.26	$0.32	$0.89	$0.74	$0.87	$0.89	$0.74	$0.87
20	$0.66	$0.53	$0.64	$0.84	$0.64	$0.80	$1.51	$1.33	$1.49	$1.58	$1.39	$1.54
25	$0.82	$0.67	$0.79	$1.04	$0.80	$0.99	$1.71	$1.50	$1.66	$1.77	$1.55	$1.71
30	$0.96	$0.79	$0.93	$1.20	$0.95	$1.16	$1.93	$1.70	$1.89	$1.97	$1.75	$1.94
35	$1.11	$0.93	$1.08	$1.38	$1.11	$1.33	$2.18	$1.92	$2.13	$2.21	$1.96	$2.16
40	$1.51	$1.26	$1.47	$1.87	$1.50	$1.80	$2.53	$2.20	$2.47	$2.56	$2.23	$2.49
45	$2.07	$1.73	$2.01	$2.55	$2.05	$2.46	$2.94	$2.53	$2.85	$2.96	$2.55	$2.88
50	$2.67	$2.23	$2.59	$3.27	$2.62	$3.15	$3.54	$3.00	$3.42	$3.58	$3.01	$3.45
55	$3.25	$2.72	$3.16	$3.93	$3.16	$3.80	$4.27	$3.60	$4.16	$4.30	$3.60	$4.19
60	$4.25	$3.54	$4.12	$5.07	$4.07	$4.88	$4.70	$4.28	$4.76	$5.07	$4.31	$4.88
63	$4.95	$4.13	$4.80	$5.69	$4.69	$5.63	$4.95	$4.45	$4.80	$5.69	$4.69	$5.63
64	$5.22	$4.35	$5.06	$5.54	$4.93	$5.71	$5.22	$4.47	$5.06	$5.54	$4.93	$5.71
65	$5.37	$4.48	$5.20	$5.45	$5.06	$5.54	$5.37	$4.48	$5.20	$5.45	$5.06	$5.54
66	$5.47	$4.56	$5.30	$5.38	$5.14	$5.41	$5.47	$4.56	$5.30	$5.38	$5.14	$5.41
70	$5.31	$4.43	$5.15	$5.19	$4.94	$5.24	$5.31	$4.43	$5.15	$5.19	$4.94	$5.24
75	$5.09	$4.26	$4.94	$4.90	$4.69	$4.97	$5.09	$4.26	$4.94	$4.90	$4.69	$4.97
80	$4.61	$3.88	$4.47	$4.45	$4.21	$4.66	$4.61	$3.88	$4.47	$4.45	$4.21	$4.66
85	$3.79	$3.21	$3.67	$3.79	$3.38	$3.79	$3.79	$3.21	$3.67	$3.79	$3.38	$3.79
90	$3.43	$2.91	$3.32	$3.43	$3.06	$3.43	$3.43	$2.91	$3.32	$3.43	$3.06	$3.43

For policies with death benefit Option A or C, if the insured is assigned a risk classification other than standard, a factor is applied to the surrender charge rate according to the nonstandard table rating assigned to that insured. If the insured is assigned a nonstandard rating reflected in the table of nonstandard table factors at the bottom of Appendix A on the previous page, the rate above that applies to the insured is multiplied by the nonstandard table factor that applies.

We apply a factor of 1.00 to the surrender charge rate if an insured assigned a risk classification other than standard selects death benefit Option B.

Representative figures shown. For issue ages not listed, please ask your registered representative.

B-1

APPENDIX C – DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

0-40	250	50	185	60	130	70	115
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

C-1

M’S VERSATILE PRODUCT	WHERE TO GO FOR MORE INFORMATION

The M’s Versatile Product variable life insurance policy is underwritten by Pacific Life Insurance Company.

You'll find more information about the policy and Pacific Select Exec Separate Account in the SAI dated                 , 2004. The SAI has been filed with the SEC and is considered to be part of this prospectus because it's incorporated by reference.

You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.

If you ask us, we'll provide you with illustrations of policy benefits based on different sets of assumptions. Illustrations may help you understand how your policy's death benefit, cash surrender value and accumulated value would vary over time based on different assumptions. You can get one policy illustration free of charge per policy year by calling or writing to us. We reserve the right to charge $25 for additional illustrations.

How to contact us

Call or write to us at:

Pacific Life Insurance Company

700 Newport Center Drive

P.O. Box 7500

Newport Beach, California 92658-7500

1-800-800-7681

7 a.m. through 5 p.m. Pacific time

Send premiums (other than initial premium), other payments, change of address and change of premium allocation instructions to:

Pacific Life Insurance Company

P.O. Box 100957

Pasadena, California 91189-0957

If you receive premium notice via listbill, send premiums, other payments and all correspondence to:

Pacific Life Insurance Company

700 Newport Center Drive

P.O. Box 7500

Newport Beach, California 92658-7500

Send applications, initial premium and other correspondence to:

Pacific Life Insurance Company

700 Newport Center Drive

P.O. Box 7500

Newport Beach, California 92658-7500

How to contact the SEC

You can also find reports and other information about the policy and separate account from the SEC. The SEC may charge you a fee for this information.

Public Reference Section of the SEC

Washington, D.C. 20549-6009

1-800-SEC-0330

Internet:  www.sec.gov

SEC file number 333-61135

M’S VERSATILE PRODUCT®	PROSPECTUS , 2004

M’s Versatile Product is a flexible premium variable life insurance policy issued by Pacific Life Insurance Company.

•Flexible premium means you can vary the amount and frequency of your premium payments.

•Variable means the policy’s value depends on the performance of the investment options you choose.

•Life insurance means the policy provides a death benefit to the beneficiary you choose.

This prospectus provides information that you should know before buying a policy. It’s accompanied by a current prospectus for the Pacific Select Fund and the M Fund, the funds that provide the underlying portfolios for the variable investment options offered under the policy. Please read these prospectuses carefully and keep them for future reference.

Here’s a list of the investment options available under your policy:

This policy is not available in all states.

This prospectus is not an offer in any state or jurisdiction where we’re not legally permitted to offer the policy.

The policy is described in detail in this prospectus and its Statement of Additional Information (SAI). The Pacific Select Fund and the M Fund are described in their prospectuses and in their SAI. No one has the right to describe the policy, Pacific Select Fund or the M Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the policy for its investment merit, and does not guarantee that the information in this prospectus is accurate or complete. It’s a criminal offense to say otherwise.

VARIABLE INVESTMENT OPTIONS Pacific Select Fund

Blue Chip

Aggressive Growth

Diversified Research

Small-Cap Equity

Short Duration Bond

I-Net Tollkeeper SM

Financial Services

Health Sciences

Technology

Growth LT

Focused 30

M Fund

Variable Account I: Brandes International Equity

Variable Account II: Turner Core Growth

Variable Account III: Frontier Capital Appreciation

Variable Account V: Business Opportunity Value Fund

FIXED OPTIONS

Fixed Account

Fixed LT Account

Mid-Cap Value

International Value

Capital Opportunities

International Large-Cap

Equity Index

Small-Cap Index

Multi-Strategy

Main Street® Core

(formerly “Large-Cap Core”)

Emerging Markets

Inflation Managed

Managed Bond Small-Cap Value Money Market High Yield Bond Equity Income Equity Aggressive Equity Large-Cap Value Comstock (formerly “Strategic Value”) Real Estate Mid-Cap Growth

YOUR GUIDE TO THIS PROSPECTUS

BENEFITS AND RISKS OF M’S VERSATILE PRODUCT

This overview tells you some key things you should know about your policy. It’s designed as a summary only – please read the entire prospectus and your policy for more detailed information.

Some states have different rules about how life insurance policies are described or administered. The terms of your policy, or of any endorsement or rider, prevail over what’s in this prospectus.

Benefits of your policy
Flexibility

The policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

• choose the timing, amount and frequency of premium payments

• change the death benefit option

• increase or decrease the policy’s face amount

• change the beneficiary

• change your investment selections.

Death Benefit

You may choose one of three death benefit options:

• Option A – your death benefit will be the face amount of your policy.

• Option B – your death benefit will be the face amount of your policy plus its accumulated value.

• Option C – your death benefit will be the face amount of your policy plus the total premiums you’ve paid minus any withdrawals or distributions made.

The guideline minimum death benefit is the minimum death benefit that we must pay to ensure that your policy qualifies as life insurance. You may choose between two ways to calculate the guideline minimum death benefit:

• cash value accumulation test – generally does not limit the amount of premiums you can pay into your policy.

• guideline premium test – limits the amount of premiums you can pay on your policy, and the guideline minimum death benefit will generally be smaller than under the cash value accumulation test.

The test you choose will generally depend on the amount of premiums you want to pay relative to your desired death benefit.

The death benefit will always be the greater of the death benefit under the option you choose or the guideline minimum death benefit.

BENEFITS AND RISKS OF M’S VERSATILE PRODUCT

Accumulated Value

Accumulated value is the value of your policy on any business day. It is not guaranteed – it depends on the performance of the investment options you've chosen, the premium payments you’ve made, policy charges, and how much you've borrowed or withdrawn from the policy.

You can access your accumulated value in several ways:

• Withdrawals – you can withdraw part of your policy’s net cash surrender value.

• Loans – you can take out a loan from us using your policy’s accumulated value as security.

• Surrender – you can surrender or cash in your policy for its net cash surrender value while the insured is still living.

• Income benefits – you can use withdrawal or surrender benefits to buy an income benefit that provides a monthly income. In addition, your policy’s beneficiary can use death benefit proceeds to buy an income benefit.

Investment options

You can choose from 36 variable investment options, 32 of which invest in a corresponding portfolio of the Pacific Select Fund and 4 of which invest in a corresponding portfolio of M Fund. The policy also offers two fixed investment options, both of which provide a guaranteed minimum rate of interest.

You can transfer among the investment options during the life of your policy without paying any current income tax. There is currently no charge for transfers.

Tax benefits

Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

You’ll also generally not be taxed on any or all of your policy’s accumulated value unless you receive a cash distribution.

Risks of your policy
Long-term financial planning

This policy is designed to provide a death benefit for family members or others or to help meet other long-term financial objectives. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your policy for short-term needs. Taking a withdrawal or surrendering your policy may incur charges. See the Fee tables and your policy for charges assessed when withdrawing from or surrendering your policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Premium payments

Federal tax law puts limits on the premium payments you can make in relation to your policy’s death benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your policy and return it to you under certain circumstances.

Lapse

Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your policy to lapse – which means you’ll no longer have any insurance coverage. There are costs associated with reinstating a lapsed policy.

There is no guarantee that your policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your registered representative.

Investment performance

Each variable investment option invests in a corresponding portfolio of the Pacific Select Fund or the M Fund. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any variable investment option you choose.

See the prospectus for each fund for more information on the underlying portfolios and their individual risks.

Withdrawals and loans

Making a withdrawal or taking out a loan may:

• change your policy’s tax status

• reduce your policy’s face amount

• reduce your policy’s death benefit

• reduce the death benefit proceeds paid to your beneficiary

• make your policy more susceptible to lapsing.

Your policy’s withdrawal feature is not available until your first policy anniversary.

Be sure to plan carefully before using these policy benefits.

Tax consequences of withdrawals, surrenders and loans

You may be subject to income tax if you take any withdrawals or surrender the policy, or if your policy laspes and you have not repaid any outstanding policy loan amount.

If your policy is a modified endowment contract, all distributions you receive during the life of the policy may be subject to tax and a 10% penalty.

There are other tax issues to consider when you own a life insurance policy. These are described in more detail in Variable life insurance and your taxes.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. Please read the entire prospectus, your policy and the SAI for more detailed information regarding these fees and expenses.

Transaction fees

This table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy, or transfer accumulated value between investment options.

Charge	When charge is deducted	Amount deducted

Maximum sales load imposed on premiums	Upon receipt of premium	3.5% of premium

Premium based tax charges[1]	Upon receipt of premium	State and local charge: 2.35% of premium Federal charge: 1.50% of premium

Maximum surrender charge	Upon full surrender of policy if any coverage segment* has been in effect for less than 10 policy years	$0.26—$10.59 per $1,000 of face amount[2]

Charge at end of policy year 1 for a male non-smoker who is age 45 at policy issue, and the policy is issued with guideline premium test and Death Benefit Option A		$1.88 per $1,000 of initial face amount

Withdrawal charge	Upon partial withdrawal of accumulated value	$25 per withdrawal

Transfer fees	Upon transfer of accumulated value between investment options	Maximum $50 per transfer[3]

Optional benefit

Accelerated living benefits rider[4]	At exercise of benefit	$150

Administrative transaction fees

Face amount increase	Upon effective date of requested face amount increase	$100

Illustration request	Upon request of policy illustration in excess of 1 per year	$25

Death benefit option change	Upon request for death benefit option change	$100

Risk classification change	Upon request for risk classification change	$50

Adding or increasing an optional rider	Upon approval of specific request	$100

Substitution of insured	Upon request for substitution of insured	$100

Audits of premium/loan	Upon request of audit of over 2 years or more	$25

Duplicate policy	Upon request of duplicate policy[5]	$50

*	Coverage segment refers separately to the initial face amount of the policy and any increase in face amount.

[1]	We do not expect to change the state and local charge or federal charge unless the rates we pay change or a change in law requires us to do so.

[2]	The surrender charge is based on the age and risk class of the insured, as well as the death benefit option you choose. Samples of our current rates for surrender charges per $1,000 of coverage segment appear as Appendix B in this prospectus. The surrender charge reduces to $0 after 10 years from the effective date of each coverage segment. The surrender charge shown in the table may not be typical of the surrender charge you will pay.

[3]	There is no charge currently imposed upon a transfer.

[4]	The rider is described briefly under The death benefit: Optional riders and more information appears in the SAI.

[5]	Certificate of Coverage is available without charge.

Periodic charges other than fund operating expenses

This table describes the fees and expenses that you will pay periodically during the time you own the policy, not including portfolio fees and expenses.

Charge	When charge is deducted	Amount deducted— Maximum Guaranteed Charge	Amount deducted— Current Charges

Cost of Insurance[1,2]
Minimum and maximum	Monthly, beginning on policy date	$0.03—$83.34 per $1,000 of a discounted net amount at risk*	$0.03—$21.68 per $1,000 of a discounted net amount at risk

Charge during policy year 1 for a male non-smoker who is age 45 at policy issue		$0.07 per $1,000 of a discounted net amount at risk	Same

Administrative charge[2]	Monthly, beginning on policy date	$7.50	Same

Mortality and expense risk
Face amount charge[2,3] Minimum and maximum	Monthly, beginning on effective date of coverage for each coverage segment	$0.06—$2.30 per $1,000 of coverage segment	Same
Charge during policy year 1 for a male non-smoker who is age 45 at policy issue		$0.36 per $1,000 of coverage segment	Same

Asset charge[2]	Monthly, beginning on policy date	0.45% annually (0.0375% monthly) of first $25,000 of accumulated value in investment options, plus 0.05% annually (0.0042% monthly) of accumulated value in excess of $25,000 in investment options	Same

Loan interest charge	Policy anniversary	2.75% of policy’s loan account balance annually[4]	Same

Optional Benefits, minimum and maximum[5]
Accidental death rider	Monthly, beginning on policy date	$0.05—$0.18 per $1,000 of coverage segment	Same

Charge during policy year 1 for a male non-smoker who is age 45 at policy issue		$0.10 per $1,000 of coverage segment	Same

Children’s term rider	Monthly, beginning on policy date	$0.75 per $1,000 of coverage segment	Same

Annual renewable term rider
Cost of insurance	Monthly, beginning on policy date	$0.06—$83.34 per $1,000 of a discounted net amount of risk	$0.03—$22.92 per $1,000 of a discounted net amount of risk

Charge during policy year 1 for a male non-smoker who is age 45 at policy issue		$0.38 per $1,000 of a discounted net amount at risk	$0.07 per $1,000 of a discounted net amount at risk

Mortality and expense risk face amount charge	Monthly, beginning on policy date	$0.06—$2.30 per $1,000 of coverage segment	$0
Charge during policy year 1 for a male non-smoker who is age 45 at policy issue		$0.36 per $1,000 of coverage segment	$0

FEE TABLES

Charge	When charge is deducted	Amount deducted— Maximum Guaranteed Charge	Amount deducted— Current Charges

Annual renewable and convertible term rider	Monthly, beginning on policy date	$0.06—$83.34 per $1,000 of a discounted net amount at risk	$0.03—$22.92 per $1,000 of a discounted net amount at risk

Charge during policy year 1 for a female preferred non-smoker who is age 45 at policy issue		$0.30 per $1,000 of a discounted net amount at risk	$0.05 per $1,000 of a discounted net amount at risk

Accounting benefit rider
Cost of insurance	Monthly, beginning on policy date	$0.03—$83.34 per $1,000 of a discounted net amount of risk	$0.03—$21.68 per $1,000 of a discounted net amount at risk

Charge during policy year 1 for a male non-smoker who is age 45 at policy issue		$0.07 per $1,000 of a discounted net amount at risk	$0.07 per $1,000 of a discounted net amount at risk

Mortality and expense risk face amount charge	Monthly, beginning on policy date	$0—$4.95 per $1,000 of coverage segment	Same
Charge during policy year 1 for a male non-smoker who is age 45 at policy issue[6]		$0 per $1,000 of coverage segment	Same

Guaranteed insurability rider	Monthly, beginning on policy date	$0.10—$0.29 per $1,000 of coverage segment	Same

Charge during policy year 1 for a male non-smoker who is age 35 at policy issue[7]		$0.28 per $1,000 of coverage segment	Same

Waiver of charges rider	Monthly, beginning on policy date	$0.04—$0.55 per $1,000 of coverage segment	Same

Charge during policy year 1 for a male non-smoker who is age 45 at policy issue		$0.07 per $1,000 of coverage segment	Same

Disability benefit rider	Monthly, beginning on policy date	$0.40—$1.00 per $10 of monthly benefit	Same

Charge during policy year 1 for a male non-smoker who is age 45 at policy issue		$0.45 per $10 of monthly benefit	Same

Short-term no-lapse guarantee rider	Monthly, beginning on policy date	$0.01—$0.10 per $1,000 of a discounted net amount at risk	Same

Charge during policy year 1 for a male non-smoker who is age 45 at policy issue		$0.01 per $1,000 of a discounted net amount at risk	Same

*	Net amount at risk is the difference between the death benefit that would be payable if the insured died and the accumulated value of your policy. At the beginning of each policy month, we divide the death benefit that would be payable under your policy by 1.002060, and then we subtract your policy’s accumulated value before monthly charges are taken from this amount. The result is your policy’s discounted net amount at risk used in cost of insurance calculations.

[1]	Cost of insurance rates apply uniformly to all members of the same class. Class is determined by a number of factors, including the age, risk classification, smoking status and gender (unless unisex rates are required) of the insured and the policy date and duration. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s specifications page will indicate the guaranteed cost of insurance charge applicable to your policy, and more detailed information concerning your cost of insurance charges is available on request from your registered representative or us. Also, before you purchase the policy, you may request personalized illustrations of your future benefits under the policy based upon the insured’s class, the death benefit option, face amount, planned periodic premiums, and any riders requested. Cost of insurance rates for your policy will be stated in the policy specifications pages and calculated per $1.00 of coverage.

[2]	When the insured reaches age 100, this charge is reduced to zero—in other words, you no longer pay any charge.

[3]	A sample of our mortality and expense risk face amount charges per $1,000 of coverage segment appears as Appendix A in this prospectus. The rate is based on the age and risk classification of the insured and the face amount on the policy date. It also varies with the death benefit option you choose. Each coverage segment will have a corresponding face amount charge related to the amount of the increase, based on the age and risk classification of the insured at the time of the increase. The charge is level for 10 policy years from the effective date of the coverage segment, then is reduced in policy year 11 and thereafter. The mortality and expense risk face amount charges shown in the table may not be typical of the charges you will pay.

[4]	Interest owing on the amount you borrow accrues daily at the annual rate. Interest accrued during a policy year is due on your policy anniversary. If you do not pay interest when due, we transfer an amount equal to the interest that was due from your accumulated value and add it to your loan. Loan interest not paid begins accruing interest on the day it is due.

[5]	Riders are briefly described under The death benefit: Optional riders and more information appears in the SAI. Except for the Childrens term rider, rider charges are based on the age and risk classification of the person insured under the rider on the effective date of the rider. The rider charges shown in the table may not be typical of the charges you will pay.

[6]	The Accounting benefit rider mortality and expense risk face amount charge for this sample policy is $0/month per $1,000 of coverage segment in policy year 1, and the charge/month per $1,000 increases as follows: $0.09 in policy year 2; $0.17 in policy year 3; $0.25 in policy year 4; $0.33 in policy year 5; $0.41 in policy year 6; $0.50 in policy year 7; $0.58 in policy year 8; $0.66 in policy year 9; and $0.74 in policy year 10. The guaranteed charge reduces to $0.17/month in policy year 11 and thereafter. We currently charge $0 in policy year 11 and thereafter.

[7]	Guaranteed insurability rider is only available to insureds age 37 and under at policy issue.

Total annual fund operating expenses

This table shows the minimum and maximum total operating expenses charged by the portfolios of Pacific Select Fund and M Fund that you may pay periodically during the time that you own the policy. This table shows the range (minimum and maximum) of fees and expenses charged by any of the portfolios, expressed as a percentage of average daily net assets, for the year ended December 31, 2003.

Each variable account of the separate account purchases shares of the corresponding fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in each fund’s prospectus.

	Minimum	Maximum

Total annual portfolio operating expenses[1]	[0.29]	[1.31]

[1]	Amounts shown are gross expenses deducted from portfolio assets, including advisory fees, 12b-1 distribution expenses and other expenses. This includes an adjustment for a reduction in advisory fees, but does not include a deduction for any reimbursement of advisory fees, recaptured 12b-1 expenses or offsets for custodian credits.

To help limit Pacific Select Fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio for operating expenses (including organizational expenses, but not including advisory fees, 12b-1 distribution expenses, additional costs associated with foreign investing, interest (including commitment fees), taxes, brokerage commissions and other transactional expenses, extraordinary expenses, expenses not incurred in the ordinary course of business, and expenses of counsel or other persons or services retained by the fund’s independent trustees) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after December 31, 2004.

For the period from May 1, 2003 to April 30, 2004, M Fund’s adviser has contractually agreed to reimburse the M Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund’s annualized average daily net assets.

M’S VERSATILE PRODUCT BASICS

M’s Versatile Product is a flexible premium variable life insurance policy that insures the life of one person and pays death benefit proceeds after that person has died.

When you buy an M’s Versatile Product life insurance policy, you’re entering into a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your policy, applications to change or reinstate the policy, any amendments, riders or endorsements to your policy, and specification pages.

Policy amendments and endorsements are a part of your policy and confirm changes you or we make to the policy.

Specification pages summarize information specific to your policy at the time the policy is issued.

Riders provide extra benefits, some at additional cost. Not all riders are available in every state, and some riders may only be added when you apply for your policy.

When we approve your signed application, we’ll issue your policy. If your application does not meet our underwriting and administrative requirements, we can reject it or ask you for more information. Once we receive your first premium payment, the policy has been delivered to you and any contractual and administrative requirements have been met, we’ll consider your policy to be in force. Our obligations under the policy begin when the policy is in force and has been delivered to you.

Your policy will be in force until one of the following happens:

• the person insured by the policy dies

• the grace period expires and your policy lapses, or

• you surrender your policy.

If your policy is not in force when the person insured by the policy dies, we are not obligated to pay the death benefit proceeds to your beneficiary.

Owners, person insured by the policy, and beneficiaries Please consult your financial advisor or a lawyer about designating ownership interests.

Owners

The owner is the person named on the application who makes the decisions about the policy and its benefits while it’s in force. You can own a policy by yourself or with someone else. Two or more owners are called joint owners. You need the signatures of all owners for all policy transactions.

If one of the joint owners dies, the surviving owners will hold all rights under the policy. If the last joint owner dies, his or her estate will own the policy unless you’ve given us other instructions.

If you would like to change the owner of your policy, please contact us or your registered representative for a change of owner form. We can process the change only if we receive your instructions in writing.

You can change the owner of your policy by completing a change of owner form. Once we’ve received and recorded your request, the change will be effective as of the day you signed the change of owner form.

Risk classes are usually based on age, gender, health and whether or not the insured smokes. Most insurance companies use similar risk classification criteria.

When we refer to age throughout this prospectus, we’re using the word as we’ve defined it here, unless we tell you otherwise.

Person insured by the policy

This policy insures the life of one person who is age 90 or younger at the time you apply for your policy, and who has given us satisfactory evidence of insurability. We refer to this person as the insured. The policy pays death benefit proceeds after this person has died.

The insured is assigned an underwriting or insurance risk class which we use to calculate cost of insurance and other charges. We normally use the medical or paramedical underwriting method to assign underwriting or insurance risk classes, which may require a medical examination. We may, however, use other forms of underwriting if we think it’s appropriate.

When we use a person’s age in policy calculations, we generally use his or her age as of the nearest policy date, and we add one year to this age on each policy anniversary date. For example, when we talk about someone “reaching age 100”, we’re referring to the policy anniversary date closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

If you would like to change the beneficiary of your policy, please contact us or your registered representative for a change of beneficiary form. We can process the change only if we receive your instructions in writing.

Beneficiaries

The beneficiary is the person, people, entity or entities you name to receive the death benefit proceeds. Here are some things you need to know about naming beneficiaries:

• You can name one or more primary beneficiaries who each receive an equal share of the death benefit proceeds unless you tell us otherwise. If one beneficiary dies, his or her share will pass to the surviving primary beneficiaries in proportion to the share of the proceeds they’re entitled to receive, unless you tell us otherwise.

• You can also name a contingent beneficiary for each primary beneficiary you name. The contingent beneficiary will receive the death benefit proceeds if the primary beneficiary dies.

• You can choose to make your beneficiary permanent (sometimes called irrevocable). You cannot change a permanent beneficiary’s rights under the policy without his or her permission.

If none of your beneficiaries is still living when the death benefit proceeds are payable, you as the policy owner will receive the proceeds. If you’re no longer living, the proceeds will go to your estate.

You can change your beneficiary at any time while the insured is still living, and while the policy is in force. The change will be effective as of the day you signed the change of beneficiary form.

M’S VERSATILE PRODUCT BASICS

Policy date, monthly payment date, policy anniversary date In Massachusetts, the policy date is known as the issue date.

Your policy date

This is usually the day we approve your policy application. It’s also the beginning of your first policy year. Your policy’s monthly, quarterly, semi-annual and annual anniversary dates are based on your policy date.

The policy date is set so that it never falls on the 29th, 30th or 31st of any month. We’ll apply your first premium payment as of your policy date or as of the day we receive your premium, whichever is later.

In Ohio, your policy can be backdated only three months.

Backdating your policy

You can have your policy backdated up to six months, as long as we approve it. Backdating in some cases may lower your cost of insurance rates since these rates are based on the age of the insured. Your first premium payment must cover the premium load and monthly charges for the period between the backdated policy date and the day your policy is issued.

Re-dating your policy

Once your policy is issued, you may request us to re-date your policy to the date it is delivered to you, or the date we receive the initial premium, if earlier than the delivery date. Re-dating will only be allowed back to the date money is received on your policy. If your delivery date is the 29th, 30th or 31st of any month, the policy will be dated the 28th of that month.

It may be disadvantageous to request that the policy be re-dated. A new policy date may cause the insured’s age for insurance purposes to change and the cost of insurance rates to increase. It will also affect events based on time elapsed since policy date, such as suicide and contestable clauses and surrender charge periods.

We will not re-date policies that are issued with a temporary insurance premium, initial premium, or funds from an IRC Section 1035 exchange.

Your monthly payment date

This is the day we deduct the monthly charges from your policy’s accumulated value. The first monthly payment date is your policy date, and it’s the same day each month thereafter. Monthly charges are explained in the section called Your policy’s accumulated value.

Your policy anniversary date

This is the same day as your policy date every year after we issue your policy. A policy year starts on your policy date and each anniversary date, and ends on the day before the next anniversary date.

Understanding policy expenses

and cash flow (including fees and charges of fund portfolios)

The chart to the right illustrates how cash normally flows through an M’s Versatile Product policy.

Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of policy benefits.

Investment earnings will increase your policy’s accumulated value, while investment losses will decrease it. The premium payments you’ll be required to make to keep your policy in force will be influenced by the investment results of the investment options you choose.

The dark shaded boxes show the fees and expenses you pay directly or indirectly under your policy.

In some states we’ll hold your net premium payments in the Money Market investment option until the free look transfer date. Please turn to Your right to cancel for details.

M’S VERSATILE PRODUCT BASICS

Statements and reports we’ll send you

We send the following statements and reports to policy owners:

• a confirmation for many financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer programs are reported on your quarterly policy statement.

• a quarterly policy statement. The statement will tell you the accumulated value of your policy by investment options, cash surrender value, the amount of the death benefit, the policy’s face amount, and any outstanding loan amount. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

• supplemental schedules of benefits and planned periodic premiums. We’ll send these to you if you change your policy’s face amount or change any of the policy’s other benefits.

• financial statements, at least annually or as required by law, of the separate account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund.

• any financial statements that we receive from M Fund.

Your right to cancel

There are special rules for the free look period in certain states. Here are some examples:

• In California the free look period ends 30 days after you receive your policy if you’re 60 years old or over or if you’re replacing another life insurance policy.

• In Colorado the free look period ends after 15 days.

• In North Dakota the free look period ends after 20 days.

Please call us or your registered representative if you have questions about your right to cancel your policy.

Your policy provides a free look period once it is in force. During the free look period, you have the right to cancel (or refuse) your policy and return it to us or your registered representative for a refund.

You’ll find a complete description of the free look period that applies to your policy on the policy’s cover sheet, or on a notice that accompanied your policy. Generally, the free look period ends 10 days after you receive your policy. Some states may have a different free look period if you are replacing another life insurance policy.

The amount of your refund may be more or less than the premium payments you’ve made, depending on the state where you signed your application. We’ll always deduct any outstanding loan amount from the amount we refund to you.

In most states, your refund will be based on the accumulated value of your policy. In these states, we’ll allocate your net premiums to the investment options you’ve chosen. If you exercise your right to cancel, your refund will be:

• any charges or taxes we’ve deducted from your premiums

• the net premiums allocated to the fixed options

• the accumulated value allocated to the variable investment options

• any monthly charges and fees we’ve deducted from your policy’s accumulated value in the variable investment options.

In some states we’re required to refund the premium payments you’ve made. If you sign your application in one of these states, we’ll hold the net premiums in the Money Market investment option until the free look transfer date. On that day, we’ll transfer the accumulated value in the Money Market investment option to the investment options you’ve chosen.

The free look transfer date is the latest of the following:

• 15 days after we issue your policy

• when we consider your policy to be in force.

Timing of payments, forms and

requests

A business day, called a valuation date in your policy, is any day that the New York Stock Exchange and our life insurance operations center are open. It usually ends at 4:00 p.m. Eastern time.

The New York Stock Exchange and our life insurance operations center are usually closed on weekends and on the following days:

• New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day,

and

• the Friday before New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Saturday

• the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

Call us or contact your registered representative if you have any questions about the proper form required for a request.

To request payment of death benefit proceeds, send us proof of death and payment instructions.

Effective date

Once your policy is in force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the mailing address that appears on the back cover of this prospectus.

Planned periodic premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form on a business day before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

Other forms, notices and requests are normally effective as of the next business day after we receive them in proper form, unless the transaction is scheduled to occur on another business day. Change of owner and beneficiary forms are effective as of the day you sign the change form, once we receive them in proper form.

Proper form

We’ll process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us.

When we make payments and transfers

We’ll normally send the proceeds of transfers, withdrawals, loans, surrenders, exchanges and death benefit payments within seven days after the effective date of the request in proper form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the variable investment options under unusual circumstances, for example, if:

• the New York Stock Exchange closes on a day other than a regular holiday or weekend

• trading on the New York Stock Exchange is restricted

• an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a variable account’s assets, or

• the SEC permits a delay for the protection of policy owners.

We may delay transfers and payments from the fixed options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We’ll pay interest at an annual rate of at least 2.5% on any withdrawals or surrender proceeds from the fixed options that we delay for 30 days or more.

We pay interest at an annual rate of at least 2.5% on death benefit proceeds, calculated from the day the insured dies to the day we pay the proceeds.

M’S VERSATILE PRODUCT BASICS

Telephone and electronic transactions Please ask your registered representative for more information regarding electronic transactions.

As long as we have your signed authorization form on file, you may give us instructions regarding the following policy transactions by telephone or electronically through our website:

• change your premium allocations

• make transfers between investment options

• give us instructions regarding the dollar cost averaging or portfolio rebalancing programs

• request a policy loan (by telephone only).

Certain registered representatives are able to give us instructions electronically if authorized by you. You may appoint your registered representative to give us instructions on your behalf by completing and filing a telephone and electronic authorization form with us.

Here are some things you need to know about telephone and electronic transactions:

• You must complete a telephone and electronic authorization form.

• If your policy is jointly owned, all joint owners must sign the telephone and electronic authorization. We’ll take instructions from any owner or anyone you appoint.

• We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

We’ll send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next business day or when service has resumed.

When you send us your telephone and electronic authorization form, you agree that:

• we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

• neither we, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

• you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

THE DEATH BENEFIT

We’ll pay death benefit proceeds to your beneficiary after the insured dies while the policy is still in force. Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

Your policy’s initial amount of insurance coverage is its initial face amount. We determine the face amount based on instructions provided in your application.

The minimum face amount when a policy is issued is usually $50,000, but we may reduce this in some circumstances.

You’ll find your policy’s face amount, which includes any increases or decreases, in the specification pages in your policy.

If you signed the application for your policy in Florida, after the insured reaches age 100, the death benefit equals the accumulated value.

This policy offers three death benefit options, Options A, B and C. The option you choose will generally depend on which is more important to you: a larger death benefit or building the accumulated value of your policy.

This policy offers two ways to calculate the guideline minimum death benefit: the cash value accumulation test and the guideline premium test. These are called death benefit qualification tests. The test you choose will generally depend on the amount of premiums you want to pay.

Here are some things you need to know about the death benefit:

• You choose your death benefit option and death benefit qualification test on your policy application.

• If you do not choose a death benefit option, we’ll assume you’ve chosen Option A.

• If you do not choose a death benefit qualification test, we’ll assume you’ve chosen the guideline premium test.

• The death benefit will always be the greater of the death benefit under the option you choose or the guideline minimum death benefit, calculated using the death benefit qualification test you’ve chosen.

• The death benefit will never be lower than the face amount of your policy if you’ve chosen Option A or B. The death benefit proceeds will always be reduced by any outstanding loan amount.

• We’ll pay the death benefit proceeds to your beneficiary when we receive proof of the insured’s death.

Choosing your death benefit option	You can choose one of the following three options for the death benefit on your application.
Option A – the face amount of your policy.

Option B – the face amount of your policy plus its accumulated value.

The death benefit changes as your policy’s accumulated value changes. The better your investment options perform, the larger the death benefit will be.

Option C – the face amount of your policy plus the total premiums you’ve paid minus any withdrawals or distributions made.

The more premiums you pay and the less you

withdraw, the larger the death benefit will be.

THE DEATH BENEFIT

Choosing a death benefit

qualification test

The guideline minimum death benefit is the minimum death benefit needed for your policy to qualify as life insurance under Section 7702 of the Internal Revenue Code.

There are other limits on premiums you can pay into your policy, which are listed in How premiums work and described in more detail in the SAI.

The cash value accumulation test is defined in Section 7702(b) of the tax code.

This policy offers two death benefit qualification tests, which we use to calculate the guideline minimum death benefit. You choose one of these tests on your application. Once you choose a test, you cannot change it.

Your death benefit qualification test affects the following:

• premium limitations

• amount of guideline minimum death benefit

• monthly cost of insurance charges

• flexibility to reduce face amount.

Each test determines what the guideline minimum death benefit should be in relation to your policy’s accumulated value. The death benefit determined under either test will be at least equal to the amount required for the policy to qualify as life insurance under the tax code.

Cash value accumulation test

If you choose the cash value accumulation test, your policy’s guideline minimum death benefit will be the greater of:

• the minimum death benefit amount that’s needed for the policy to qualify as life insurance under the cash value accumulation test in the tax code or

• 101% of the policy’s accumulated value.

An example

For a policy that insures a male, age 45 when the policy was issued, with a standard nonsmoking risk class, in policy year 6 the guideline minimum death benefit under the cash value accumulation test is calculated by multiplying each $1,000 of accumulated value by a “net single premium factor” of 2.4728.

Under the test, a policy’s death benefit must be large enough to ensure that its cash surrender value, as defined in Section 7702 of the tax code (and which is based on accumulated value, among other things), is never larger than the net single premium that’s needed to fund future benefits under the policy. The net single premium under your policy varies according to the insured’s age, sex, and risk class. It’s calculated using an interest rate of at least 4% and the guaranteed mortality charges at the time the policy is issued. We’ll use a higher interest rate if we’ve guaranteed it under your policy.

Guideline premium test

The guideline premium test is defined in Section 7702(a)(2) of the tax code.

Death benefit percentages are defined in Section 7702(d) of the tax code.

Before you buy a policy, you can ask us or your registered representative for a personalized illustration that shows you the guideline single premium and guideline level annual premiums.

Under this test, the guideline minimum death benefit is calculated by multiplying your policy’s accumulated value by a guideline premium death benefit percentage. The death benefit percentage is based on the age of the insured, so it varies over time. It is 250% when the insured is age 40 or younger, and reduces as the person gets older. You’ll find a table of death benefit percentages in Appendix D and in your policy.

If you choose the guideline premium test, the total premiums you pay cannot exceed your policy’s guideline premium limit. Your policy’s guideline premium limit is the greater of:

• the guideline single premium or

• the sum of the guideline level annual premiums to date.

If you increase or decrease your coverage, the guideline single or level premiums may be increased or decreased. These changes may be more than proportionate.

Comparing the death benefit qualification tests

The table below shows a general comparison of how features of your policy may be affected by your choice of death benefit qualification test. When choosing between the tests, you should consider:

Net amount at risk is the difference between the death benefit that would be payable if the insured died and the accumulated value of your policy.

Cost of insurance charges are based, among other things, upon your policy’s net amount at risk. See Your accumulated value for more information on how cost of insurance charges are calculated.

	Cash value accumulation test	Guideline premium test

Premium payments	Allows flexibility to pay more premium[1]	Premium payments are limited under the tax code
Death benefit	Generally higher as policy duration increases	May be higher in early years of policy
Monthly cost of insurance charges	May be higher, if the death benefit is higher	May be lower, except perhaps in early years of policy
Face amount decreases	Will not require return of premium or distribution of accumulated value	May require return of premium or distribution of accumulated value to continue policy as life insurance

[1]    Under the cash value accumulation test, if you want to pay a premium that increases the net amount at risk, you will need to provide us with satisfactory evidence of insurability before we can increase the death benefit. In this event, your cost of insurance charges will also increase.

Comparing the death benefit options

The tables below compare the death benefits provided by the policy’s three death benefit options. The examples are intended only to show differences in death benefits and net amounts at risk. Accumulated value assumptions may not be realistic.

The example below is based on the following:

• the insured is age 45 at the time the policy was issued and dies at the beginning of the sixth policy year

• face amount is $100,000

• accumulated value at the date of death is $25,000

• total premium paid into the policy is $30,000

• the guideline minimum death benefit under the guideline premium test is $46,250 (assuming a guideline premium test factor of 185% x accumulated value)

• the guideline minimum death benefit under the cash value accumulation test is $61,820.00 (assuming a net single premium factor of $2.4728 for each $1,000 of accumulated value)

			If you select the guideline premium test, the death benefit is the larger of these two amounts

	Death benefit option	How it’s calculated	Death benefit under the option	Guideline minimum death benefit	Net amount at risk used for cost of insurance charge

	Option A	Face amount	$100,000	$46,250	$74,794.42
	Option B	Face amount plus accumulated value	$125,000	$46,250	$99,743.03
	Option C	Face amount plus premiums less distributions	$130,000	$46,250	$104,732.75

THE DEATH BENEFIT

			If you select the cash value accumulation test, the death benefit is the larger of these two amounts

	Death benefit option	How it’s calculated	Death benefit under the option	Guideline minimum death benefit	Net amount at risk used for cost of insurance charge

	Option A	Face amount	$100,000	$61,820	$74,794.42
	Option B	Face amount plus accumulated value	$125,000	$61,820	$99,743.03
	Option C	Face amount plus premiums less distributions	$130,000	$61,820	$104,732.75

If the death benefit equals the guideline minimum death benefit, any increase in accumulated value will cause an automatic increase in the death benefit.

Here’s the same example, but with an accumulated value of $75,000. Because accumulated value has increased, the guideline minimum death benefit is now:

• $138,750 for the guideline premium test

• $185,460 for the cash value accumulation test.

			If you select the guideline premium test, the death benefit is the larger of these two amounts

	Death benefit option	How it’s calculated	Death benefit under the option	Guideline minimum death benefit	Net amount at risk used for cost of insurance charge

	Option A	Face amount	$100,000	$138,750	$63,464.76
	Option B	Face amount plus accumulated value	$175,000	$138,750	$99,640.21
	Option C	Face amount plus premiums less distributions	$130,000	$138,750	$63,464.76

			If you select the cash value accumulation test, the death benefit is the larger of these two amounts

	Death benefit option	How it’s calculated	Death benefit under the option	Guideline minimum death benefit	Net amount at risk used for cost of insurance charge

	Option A	Face amount	$100,000	$185,460	$110,078.74
	Option B	Face amount plus accumulated value	$175,000	$185,460	$110,078.74
	Option C	Face amount plus premiums less distributions	$130,000	$185,460	$110,078.74

These examples show that each death benefit option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your policy’s accumulated value, increase with the amount of the death benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted net amount at risk. As the net amount at risk increases, your cost of insurance increases. Accumulated value also varies depending on the performance of the investment options in your policy.

When we pay the death benefit

Your beneficiary can choose to receive the death benefit proceeds in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.

It is important that we have a current address for your beneficiary so that we can pay death benefit proceeds promptly. If we cannot pay the proceeds to your beneficiary within five years of the death of the insured, we’ll be required to pay them to the state.

We calculate the amount of the death benefit proceeds as of the end of the day the insured dies. If the insured dies on a day that is not a business day, we calculate the proceeds as of the next business day.

Your policy’s beneficiary must send us proof that the insured died while the policy was in force, along with payment instructions.

Death benefit proceeds equal the total of the death benefits provided by your policy and any riders you’ve added, minus any outstanding loan amount, minus any overdue charges.

We’ll pay interest at an annual rate of at least 2.5% on the death benefit proceeds, calculated from the day the insured dies to the day we pay the proceeds. In some states we may pay a higher rate of interest if required by law.

Changing your death benefit option

We will not change your death benefit option if it means your policy will be treated as a modified endowment contract, unless you’ve told us in writing that this would be acceptable to you. Modified endowment contracts are discussed in Variable life insurance and your taxes.

You can change your death benefit option while your policy is in force. Here’s how it works:

• You can change the death benefit option once in any policy year.

• You must send us your request in writing.

• You can change to Option A or Option B.

• You cannot change from any death benefit option to Option C.

• The change will become effective on the first monthly payment date after we receive your request. If we receive your request on a monthly payment date, we’ll process it that day.

• We may charge you a fee of up to $100 each time you request to change your death benefit option.

• The face amount of your policy will change by the amount needed to make the death benefit under the new option equal the death benefit under the old option just before the change. We will not let you change the death benefit option if doing so means the face amount of your policy will become less than $50,000. We may waive this minimum amount under certain circumstances.

• Changing the death benefit option can also affect the monthly cost of insurance charge since this charge varies with the net amount at risk.

• The new death benefit option will be used in all future calculations.

THE DEATH BENEFIT

Changing the face amount

If you change the face amount, we’ll send you a supplemental schedule of benefits and premiums.

If your policy’s death benefit is equal to the guideline minimum death benefit, and the net amount at risk is more than three times the death benefit on the policy date, we may reduce the death benefit by requiring you to make a withdrawal from your policy.

If we require you to make a withdrawal, we will not charge you our usual $25 withdrawal fee, but the withdrawal may be taxable. Please turn to Withdrawals, surrenders and loans for information about making withdrawals.

Coverage segment refers separately to the initial face amount and any increase in face amount.

You can increase or decrease your policy’s face amount starting on the first policy anniversary as long as we approve it. Here’s how it works:

•You can change the face amount as long as the insured is still living.

•You can only change the face amount once in any policy year.

•You must send us your request in writing while your policy is in force.

•Unless you request otherwise, the change will become effective on the first monthly payment date after we receive your request. If we receive your request on a monthly payment date, we’ll process it that day.

•The insured will also need to agree to the change in face amount, if you are not the insured.

•Increasing the face amount may increase the death benefit, and decreasing the face amount may decrease the death benefit. The amount the death benefit changes will depend, among other things, on the death benefit option you’ve chosen and whether, and by how much, the death benefit is greater than the face amount before you make the change.

•Changing the face amount can affect the net amount at risk, which affects the cost of insurance charge. An increase in the face amount may increase the cost of insurance charge, while a decrease may decrease the charge.

•We can refuse your request to make the face amount less than $50,000. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.

Increasing the face amount

Here are some additional things you should know about increasing the face amount:

•You must give us satisfactory evidence of insurability.

•Each increase you make to the face amount must be $25,000 or more.

•We may charge you a fee of up to $100 for each increase. We deduct the fee on the day the increase is effective from all of your investment options in proportion to the accumulated value you have in each option.

•Each increase in face amount will have an associated cost of insurance rate, mortality and expense risk charge and surrender charge.

Decreasing the face amount may affect your policy’s tax status. To ensure your policy continues to qualify as life insurance, we might be required to return part of your premium payments to you if you’ve chosen the guideline premium test, or make distributions from the accumulated value, which may be taxable.

For more information, please see Variable life insurance and your taxes.

Decreasing the face amount

Here are some additional things you should know about decreasing the face amount:

•The initial face amount and any additional coverage segment are eligible for decrease on or after the fifth anniversary of its effective date.

•We’ll apply any decrease in the face amount to eligible coverage segments in the following order:

•to the most recent eligible increases you made to the face amount

•to the initial face amount

•We do not charge you for a decrease in face amount.

•We can refuse your request to decrease the face amount if making the change means:

•your policy will end because it no longer qualifies as life insurance

•the distributions we’ll be required to make from your policy’s accumulated value will be greater than your policy’s net cash surrender value

•your policy will become a modified endowment contract and you have not told us in writing that this is acceptable to you.

Optional riders

Ask your registered representative for more information about the riders available with the policy, or about other kinds of life insurance policies offered by Pacific Life.

There may be tax consequences if you exercise your rights under the Accelerated living benefits rider. Please see Variable life insurance and your taxes for more information.

Samples of the provisions for the extra optional benefits are available from us upon written request.

There are ten optional riders that provide extra benefits, some at additional cost. Not all riders are available in every state, and some riders may only be added when you apply for your policy.

• Accidental death rider

Provides additional insurance coverage in the event of the accidental death of the insured.

• Children’s term rider

Provides term insurance for the children of the insured.

• Annual renewable term rider

Provides annual renewal term insurance on the insured.

• Annual renewable and convertible term rider

Provides annual renewal term insurance on members of the insured’s immediate family.

• Accounting benefit rider

Provides added protection benefit on the insured.

• Guaranteed insurability rider

Gives the right to buy additional insurance on the life of the insured on certain specified dates without proof of insurability.

• Waiver of charges rider

Waives certain charges if the insured becomes totally disabled before age 60.

• Accelerated living benefits rider

Gives the policy owner access to a portion of the policy’s death benefit if the insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states).

• Disability benefit rider

Provides a monthly addition to the policy’s accumulated value when the insured has a qualifying disability, until he or she reaches age 65.

• Short-term no-lapse guarantee rider

May continue your policy and any attached riders if your policy would otherwise lapse.

We’ll add any rider charges to the monthly charge we deduct from your policy’s accumulated value.

More detailed information appears in the SAI.

THE DEATH BENEFIT

Things to keep in mind

We offer other variable life insurance policies which provide insurance protection on the life of one person or the lives of two people. The loads and charges on these policies may be different. Combining a policy and a rider, however, may be more economical than adding another policy. It may also be more economical to provide an amount of insurance coverage through a policy alone. Many life insurance policies have some flexibility in structuring the face amount, the death benefit, and premium payments in targeting the cash values based on your particular needs.

Under certain circumstances, combining a policy with an Annual renewable term rider or Accounting benefit rider may result in a face amount equal to the face amount of a single policy.

In general, your policy coverage offers the advantage of lower guaranteed cost of insurance rates than the added riders. If you add a rider or riders to your policy, and if we apply maximum guaranteed charges, you may increase your risk of lapse even if all premiums are paid. Adding a rider or riders may also affect the amount of premium you can pay on your policy and still have it qualify as life insurance.

Combining a policy with an Annual renewable term rider may lower costs and may improve accumulated value accrual for the same amount of death benefit. However, your policy has guaranteed maximum charges. Adding an Annual renewable term rider will result in guaranteed maximum charges that are higher than for a single policy with the same face amount.

Combining a policy with an Accounting benefit rider may improve accumulated value accrual in the early years of your policy, but could result in either higher or lower charges than under a single policy. The timing of certain charges for policies held for certain periods may also be affected.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your policy’s face amount that is made up of policy, Annual renewable term rider, or Accounting benefit rider. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional illustrations showing the effects of different proportions of policy and rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.

HOW PREMIUMS WORK

The amount, frequency, and period of time over which you make premium payments may affect whether your policy will be classified as a modified endowment contract, or no longer qualifies as life insurance for tax purposes. See Variable life insurance and your taxes for more information.

Your policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.

We deduct a premium load from each premium payment, and then allocate your net premium to the investment options you’ve chosen. Depending on the performance of your investment options, and on how many withdrawals, loans or other policy features you’ve taken advantage of, you may need to make additional premium payments to keep your policy in force.

If we do not receive your first premium payment within 20 days after we issue your policy, we can cancel the policy and refund any partial premium payment you’ve made. We may waive the 20 day requirement in some cases.

Planned periodic premium

payments

Even if you pay all your premiums when they’re scheduled, your policy could lapse if the accumulated value, less any outstanding loan amount, is not enough to pay your monthly charges. Turn to Your policy’s accumulated value for more information.

You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

• On your application, you choose a fixed amount of at least $50 for each premium payment.

• You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly electronic funds transfer plan, which is described below.

• We send you a notice to remind you of your scheduled premium payment (except for monthly electronic funds transfer plan payments, which are paid automatically). If you own more than one policy, we’ll send one notice — called a listbill — that reminds you of your payments for all of your policies. You can choose to receive the listbill every month. While you do not have to make the premium payments you’ve scheduled, not making a premium payment may have an impact on any financial objectives you may have set for your policy’s accumulated value and death benefit, and could cause your policy to lapse.

• We’ll treat any payment you make during the life of your policy as a loan repayment, not as a premium payment, unless you tell us otherwise. When a payment, or any portion of it, exceeds your outstanding loan amount, we’ll treat it as a premium payment.

Paying your premium

Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

• by personal check, drawn on a U.S. bank

• by cashier’s check, money order, and traveler’s checks in single denominations of $10,000 or more if they originate in a U.S. bank

• by cashier’s checks of less than $10,000 for non-qualified IRC Section 1035(a) exchanges, that are requested by Pacific Life

• by third party check, when there is a clear connection of the third party to the underlying transaction

• wire transfers that originate in U.S. banks.

HOW PREMIUMS WORK

We may not accept premium payments in the following forms:

• cash

• credit card or check drawn against a credit card account

• cashier’s check, money order or traveler’s checks in single denominations of less than $10,000

• cashier’s checks, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank

• third party check, if there is not a clear connection of the third party to the underlying transaction

• wires that originate from foreign bank accounts.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by electronic funds transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your payment has cleared.

Monthly electronic funds transfer plan

Once you’ve made your first premium payment, you can make monthly premium payments using our electronic funds transfer plan. Here’s how it works:

• you authorize us to withdraw a specified amount from your checking account each month

• you can choose any day between the 4th and 28th of the month

• if you do not specify a day for us to make the withdrawal, we’ll withdraw the premium payment on your policy’s monthly anniversary. If your policy’s monthly anniversary falls on the 1st, 2nd or 3rd of the month, we’ll withdraw the payment on the 4th of each month.

Deductions from your premiums Your net premium is your premium payment less the premium load.

We deduct a premium load from each premium payment you make. The load is made up of three charges:

Sales load

We deduct a 3.5% sales load from each premium payment you make. This charge helps pay for the cost of distributing our policies.

Premium based tax charges

State and local charge

We deduct 2.35% from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. We do not expect to change the rate unless the rate we pay changes.

Federal charge

We deduct 1.50% from each premium payment to compensate us for certain costs associated with our federal taxes. We reserve the right to change this rate to respond to changes in law.

Allocating your premiums There are special restrictions when allocating premiums to the Fixed LT account. Please turn to Your investment options for more information about the investment options.

We generally allocate your net premiums to the investment options you’ve chosen on your application on the day we receive them. We currently limit your allocations to 20 investment options at one time.

When we allocate your first premium depends on the state where you signed your policy application. If you signed your application in a state that requires us to return the premiums you’ve paid if you exercise your free look right, we’ll hold your net premiums in the Money Market investment option until the free look transfer date, and then transfer them to the investment options you’ve chosen.

If you signed your application in a state that requires refunds to be based on accumulated value if you exercise your free look right, we allocate net premiums to the investment options you’ve chosen on the day we receive them or your policy date, if later.

Portfolio optimization

Portfolio optimization is an asset allocation service we offer for use with your policy. Asset allocation is the distribution of investments among asset classes and involves decisions about which asset classes should be selected and how much of the total accumulated value should be allocated to each asset class. The theory of portfolio optimization is that diversification among asset classes can help reduce volatility over the long-term.

You may change your model selection at any time with a proper written request or by telephone or electronic instructions provided your completed telephone and electronic authorization form is on file with us. You should consult with your financial adviser or investment professional to assist you in determining which model meets your financial needs, investment time horizon, and is consistent with your risk comfort level. You should periodically review those factors to determine if you need to change models to reflect such changes. Your registered representative can assist you in completing the proper forms to enroll in portfolio optimization.

Pacific Life and Ibbotson Associates, one of the premier firms in designing asset allocation-based investment strategies, developed five model portfolios, each comprised of a carefully selected combination of Pacific Select Fund portfolios. Portfolio optimization is a two-step process. First, Ibbotson performs an optimization analysis to determine the break down of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization”. Next, after the asset class exposures are known, Ibbotson determines how each investment option (underlying portfolio) can be used to implement the asset class level allocations. The portfolios are selected by evaluating the asset classes represented by the portfolios and combining portfolios to arrive at desired asset class exposures. The portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, portfolios are selected in a way intended to optimize returns for each model, given a particular level of risk tolerance.

If you select a portfolio optimization model, your initial net premium payment (in the case of a new application) or accumulated value, as applicable, will be allocated to the investment options according to the model you select. Subsequent net premium payments will also be allocated accordingly, unless you instruct us otherwise in writing. If you choose, you can rebalance your accumulated value quarterly, semi-annually, or annually, to maintain the asset allocation given in your portfolio optimization model. If you also allocate part of your net premium payment or accumulated value outside the model, rebalancing is only permitted within the model.

Generally on an annual basis, Pacific Life and Ibbotson Associates evaluate all the portfolio optimization models. Each model may change and investment options may be added to or deleted from a model as a result of the annual analysis. If your policy was purchased through Smith Barney, now known as Citigroup Global Markets Inc. or through Citicorp Investment Services (Citicorp), you must contact your registered representative if you want to move to a new model portfolio after the annual analysis. For all other policy owners, we will automatically update your model to the new version. This means your allocations, and potentially the underlying investment options, will automatically change and your account value will be automatically rebalanced among the investment options in your model each year (independently of any automatic rebalancing you may have selected).

HOW PREMIUMS WORK

Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience some volatility. Historical market and asset class performance may differ in the future from the historical performance and assumptions upon which the models are built. Allocation to a single asset class may outperform a model, so that you would have obtained better results in a single investment option or options representing a single asset class than in a model. Model portfolio performance is dependent upon the performance of the component investment options. The timing of your investment and the frequency of automatic rebalancing may affect performance. The value of the variable accounts will fluctuate, and when redeemed, may be worth more or less than the original cost. We have the right to terminate or change the portfolio optimization service at any time.

Limits on the premium payments you can make

We will not accept premium payments after the insured reaches age 100.

Federal tax law puts limits on the amount of premium payments you can make in relation to your policy’s death benefit. These limits apply in the following situations:

• If you’ve chosen the guideline premium test as your death benefit qualification test and accepting the premium means your policy will no longer qualify as life insurance for federal income tax purposes.

You’ll find a detailed discussion of modified endowment contracts in Variable life insurance and your taxes.

• If applying the premium in that policy year means your policy will become a modified endowment contract.

• If applying the premium payment to your policy will increase the net amount at risk. This will happen if your policy’s death benefit is equal to the guideline minimum death benefit or would be equal to it once we applied your premium payment.

You’ll find more detailed information regarding these situations in the SAI.

YOUR POLICY’S ACCUMULATED VALUE

Accumulated value is used as the basis for determining policy benefits and charges.

Accumulated value is the value of your policy on any business day.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you’ll receive if you surrender your policy. It also affects the amount of the death benefit if you choose a death benefit option that’s calculated using accumulated value.

The accumulated value of your policy is not guaranteed – it depends on the performance of the investment options you’ve chosen, the premium payments you’ve made, policy charges and how much you’ve borrowed or withdrawn from the policy.

Calculating your policy’s accumulated value Please see Taking out a loan for information about loans and the loan account.

Your policy’s accumulated value is the total amount allocated to the variable investment options and the fixed options, plus the amount in the loan account.

We determine the value allocated to the variable investment options on any business day by multiplying the number of accumulation units for each variable investment option credited to your policy on that day, by the variable investment option’s unit value at the end of that day. The process we use to calculate unit values for the variable investment options is described in Your investment options.

Persistency credit

Your policy may be eligible for a persistency credit. Here’s how it works:

Beginning on your 16th policy anniversary and on each policy anniversary thereafter, we may credit your policy with a persistency credit of 0.20% on an annual basis. We calculate the persistency credit amount on your policy’s average accumulated value less any outstanding loan amount on each monthly payment date during the preceding policy year. We add it proportionately to your investment options according to your most recent allocation instructions.

Beginning on your 21st policy anniversary, we may increase your annual persistency credit to 0.35%.

Your policy’s persistency credit is not guaranteed, and we may discontinue the program at any time.

YOUR POLICY’S ACCUMULATED VALUE

Monthly deductions

If there is not enough accumulated value to pay the monthly charge, your policy could lapse. The performance of the investment options you choose, not making planned premium payments, or taking out a loan all affect the accumulated value of your policy.

You’ll find a discussion about when your policy might lapse, and what you can do to reinstate it, later in this section.

We deduct a monthly charge from your policy’s accumulated value in the investment options each monthly payment date.

Unless you tell us otherwise, we deduct the monthly charge from the investment options that make up your policy’s accumulated value, in proportion to the accumulated value you have in each option. This charge is made up of three charges:

Cost of insurance

This charge is for providing you with life insurance protection. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.

We deduct a cost of insurance charge based on the cost of insurance rate for your policy’s initial face amount and for each increase you make to the face amount.

There are maximum or guaranteed cost of insurance rates associated with your policy. These rates are shown in your policy’s specification pages. When the insured reaches age 100, the guaranteed cost of insurance rate is zero – in other words, you no longer pay any cost of insurance.

Unisex rates are used in the state of Montana. They are also used when a policy is owned by an employer in connection with employment-related or benefit programs.	The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of the insured unless unisex rates are required.

Class is determined by a number of factors, including the age, risk classification, smoking status and gender (unless unisex rates are required) of the insured, and the policy date and duration.

Our current cost of insurance rates will apply uniformly to all members of the same class. Any changes in the cost of insurance rates will apply uniformly to all members of the same class. These rates generally increase as the person’s age increases, and they vary with the number of years the policy has been in force. Our current rates are lower than the guaranteed rates and they will not exceed the guaranteed rates in the future.

Choosing a guaranteed period

Our current cost of insurance rates are not guaranteed. You may choose a guaranteed period during which we’ll guarantee our current cost of insurance rates.

If the insured is age 65 or younger and in our standard risk class when the policy is issued, you may choose a ten-year guaranteed period. If the insured is between the ages of 65 and 86, or is not in our standard risk class, you may choose a five-year guaranteed period. For insureds age 86 and older, you may choose a two-year guaranteed period. You can only do this when the policy is issued and you cannot change the guaranteed period later.

If you increase the face amount, the cost of insurance rates associated with the increase will have the same guaranteed period that you chose when the policy was issued. This will be effective on the day of the increase. However, if the insured is between the ages of 65 and 86, or no longer qualifies for our standard risk class on the day of the increase, you’ll receive the five-year guaranteed period. For insureds age 86 and older on the day of the increase, you’ll receive the two-year guaranteed period.

The guaranteed period you choose may affect the accumulated value and the initial face amount of your policy, as well as the amount of premium you can pay. The five-year guaranteed period will provide for higher guideline premium and seven-pay premium limits which, if paid, provide the potential to accrue a larger accumulated value. The ten-year guarantee period will have lower premium limits, but will provide you with improved guarantees on your cost of insurance rates. You should discuss your insurance needs and financial objectives with your registered representative to help you determine which guaranteed period works best for you.

There is no charge for choosing a guaranteed period.

If you add an Annual renewable term or Accounting benefit rider to your policy, we will include the face amount of the rider in this calculation of cost of insurance.

How we calculate cost of insurance

We calculate cost of insurance by multiplying the current cost of insurance rate by a discounted net amount at risk at the beginning of each policy month.

The discounted net amount at risk for the cost of insurance calculation is the difference between a discounted death benefit that would be payable if the insured died and the accumulated value of your policy at the beginning of the policy month before the monthly charge is due.

First, we calculate the total net amount at risk for your policy in two steps:

•  Step 1: we divide the death benefit that would be payable at the beginning of the policy month by 1.002060.

•  Step 2: we subtract your policy’s accumulated value at the beginning of the policy month from the amount we calculated in step 1.

Next, we allocate the net amount at risk in proportion to the face amount of the base policy, any optional Annual renewable term rider and optional Accounting benefit rider, and each increase that’s in force as of your monthly payment date.

We then multiply the amount of each allocated net amount at risk by the cost of insurance rate for each coverage segment. The sum of these amounts is your cost of insurance charge.

Premiums, net premiums, policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying portfolios may affect your net amount at risk, depending on the option you choose or if your death benefit under the policy is the guideline minimum death benefit.

Administrative charge

We deduct a charge of $7.50 a month to help cover the costs of administering and maintaining our policies. We guarantee that this charge will not increase. When the insured reaches age 100, the administrative charge is zero – in other words, you no longer pay any administrative charge.

Mortality and expense risk charge

Mortality risk is the chance that the people insured by policies we’ve issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.

Expense risk is the chance that our actual administrative and operating expenses are more than expenses we expected.

The mortality and expense risk charge helps compensate us for these risks. It has two components, which are described in the following box. We guarantee this charge will not increase.

YOUR POLICY’S ACCUMULATED VALUE

An example

For a policy that insures a male non-smoker who is age 45 when the policy is issued, with:

•a face amount of $350,000

•accumulated value of $30,000 after deducting any outstanding loan amount.

The monthly charge for the M&E risk face amount charge is:

•$126.00 during the first 10 policy years (($350,000 ÷ 1,000) X 0.360) and $0 in policy year 11 and thereafter under death benefit Option A and Option C.

•$399.70 during the first 10 policy years, (($350,000 ÷ 1,000) X 1.142) $218.40 in policy year 11 and thereafter ((350,000 ÷ 1000) X 0.624), and $0 when the insured reaches age 100 under death benefit Option B.

The monthly charge for the M&E risk asset charge is $9.58 (($25,000 X 0.0375%) plus ($5,000 X 0.0042%)).

Sample rates for the M&E risk face amount charge appear in Appendix A.

How we calculate the mortality and expense risk charge

The mortality and expense risk charge has two separate charges:

• M&E risk face amount charge We deduct a face amount charge every month, at a rate that is based on the age of the insured on the policy date and on a face amount component factor per $1,000 of the initial face amount of your policy. The charge will remain level for 10 policy years, then is reduced in policy year 11 and thereafter. The rates for the face amount component are shown in Appendix A.

If you increase the face amount, each increase will have a corresponding face amount charge related to the amount of the increase. The charge is based on the age and risk classification of the insured at the time of the increase. We’ll specify these charges in a supplemental schedule of benefits at the time of the increase. We’ll apply each charge from the day of the increase. If you decrease the face amount, the charge will remain the same.

When the insured reaches age 100, the M&E risk face amount charge is $0—in other words, you no longer pay this charge.

• M&E risk asset charge We deduct a risk asset charge every month at a guaranteed maximum annual rate of 0.45% (0.0375% monthly) on the first $25,000 of your policy’s accumulated value in the investment options plus an annual rate of 0.05% (0.0042% monthly) of the accumulated value in the investment options that exceeds $25,000. We may charge a lower annual rate for the M&E risk asset charge. For the purposes of this charge, the amount of accumulated value is calculated on the monthly payment date before we deduct the monthly charge, but after we deduct any outstanding loan amount or allocate any new net premiums, withdrawals or loans. When the insured reaches age 100, the annual rate is 0%—in other words, you no longer pay this charge.

Charges for optional riders

If you add any riders to your policy, we add any charges for them to your monthly charge.

Lapsing and reinstatement

Your policy will lapse if there is not enough accumulated value, after subtracting any outstanding loan amount, to cover the monthly charge on the day we make the deduction. Your policy’s accumulated value is affected by the following:

•loans or withdrawals you make from your policy

•not making planned premium payments

•the performance of your investment options

•charges under the policy.

If your policy lapses, you could face significant income tax liability in the year of the lapse. Tax issues are described in detail in Variable life insurance and your taxes.

There is no guarantee that your policy will not lapse even if you pay your planned periodic premium.

If there is not enough accumulated value to pay the total monthly charge, we deduct the amount that’s available and send you, and anyone you’ve assigned your policy to, a notice telling you the minimum amount you have to pay to keep your policy in force. This minimum amount is equal to three times the monthly charge that was due on the monthly payment date when there was not enough accumulated value to pay the charge.

We’ll give you a grace period of 61 days from when we send the notice to pay the required premium. Your policy will remain in force during the grace period.

Remember to tell us if your payment is a premium payment. Otherwise, we’ll treat it as a loan repayment.

If you do not make the minimum payment

If we do not receive your payment within the grace period, your policy will lapse with no value. This means we’ll end your life insurance coverage.

If you make the minimum payment

If we receive your payment within the grace period, we’ll allocate your net premium to the investment options you’ve chosen and deduct the monthly charge from your investment options in proportion to the accumulated value you have in each option.

If your policy is in danger of lapsing and you have an outstanding loan amount, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your policy’s face amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your policy from lapsing, you’ll have to repay a portion of your outstanding loan amount.

How to avoid future lapsing

To stop your policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion of it.

Paying death benefit proceeds during the grace period

If the insured dies during the grace period, we’ll pay death benefit proceeds to your beneficiary. We’ll reduce the payment by any unpaid monthly charges and any outstanding loan amount.

Reinstating a lapsed policy

If your policy lapses, you have five years from the end of the grace period to apply for a reinstatement. We’ll reinstate it if you send us the following:

• a written application

• evidence satisfactory to us that the insured is still insurable

• a premium payment sufficient to keep your policy in force for three months after the day your policy is reinstated

• payment of all unpaid monthly charges that were due in the grace period.

We’ll reinstate your policy as of the first monthly payment date on or after the day we approve the reinstatement. When we reinstate your policy, its accumulated value will be the same as it was on the day your policy lapsed. We’ll allocate it according to your most recent premium allocation instructions.

YOUR POLICY’S ACCUMULATED VALUE

Reinstating a lapsed policy with an outstanding loan amount

If you had an outstanding loan amount when your policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your policy. There are special rules that apply to reinstating a policy with an outstanding loan amount:

• If we reinstate your policy on the first monthly payment date that immediately follows the lapse, we’ll also reinstate the loan amount that was outstanding the day your policy lapsed.

• If we reinstate your policy on any monthly payment date other than the monthly payment date that immediately follows the lapse, we’ll deduct the outstanding loan amount from your policy’s accumulated value. This means you will no longer have an outstanding loan amount when your policy is reinstated.

YOUR INVESTMENT OPTIONS

This section tells you about the investment options available under your policy and how they work.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization form on file, you can call us at 1-800-800-7681 or submit a request electronically through your appointed agent. Or you can ask your registered representative to contact us.

You’ll find information about when we allocate net premiums to your investment options in How premiums work.

Your policy’s accumulated value may be allocated to up to 20 investment options at any one time.

We put your premium payments in our general and separate accounts. We own the assets in our accounts and allocate your net premiums, less any charges, to the investment options you’ve chosen. Amounts allocated to the fixed options are held in our general account. Amounts allocated to the variable investment options are held in our separate account.

You choose your initial investment options on your application. If you choose more than one investment option, you must tell us the dollar amount or percentage you want to allocate to each option. You can change your premium allocation instructions at any time.

The investment options you choose, and how they perform, will affect your policy’s accumulated value and may affect the death benefit. Please review the investment options carefully and ask your registered representative to help you choose the right ones for your goals and tolerance for risk. Make sure you understand any costs you may pay directly and indirectly on your investment options because they will affect the value of your policy.

Variable investment options

Variable investment options are also known as variable accounts. These variable accounts are divisions of our separate account. We bear the direct operating expenses of our separate account. For more information about how these accounts work, see About Pacific Life.

We’re the investment adviser for the Pacific Select Fund. We oversee the management of all the fund’s portfolios, and manage two of the portfolios directly. We’ve retained other portfolio managers to manage the other portfolios.

MFIA is the investment adviser for the M Fund, and has retained other firms to manage the M Fund’s portfolios. MFIA and the M Fund’s Board of Directors oversee the management of all of the M Fund’s portfolios.

We are not responsible for the operation of the M Fund or any of its portfolios. We are also not responsible for ensuring that the M Fund and its portfolios comply with any laws that apply.

You can choose from 36 variable investment options. Each variable investment option is set up as a variable account under our separate account and invests in a corresponding portfolio of the Pacific Select Fund or the M Fund. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your policy’s accumulated value will fluctuate depending on the investment options you’ve chosen. You bear the investment risk of any variable investment options you choose.

The following charts summarize the Pacific Select Fund and M Fund portfolios. You’ll find detailed descriptions of the portfolios in the Pacific Select Fund and M Fund prospectuses that accompany this prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read both the fund prospectuses carefully before investing.

YOUR INVESTMENT OPTIONS

PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER
Blue Chip	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of “blue chip” companies and related derivatives.	A I M Capital Management, Inc.
Aggressive Growth	Long-term growth of capital.	Equity securities of small- and medium-sized growth companies.	A I M Capital Management, Inc.
Diversified Research	Long-term growth of capital.	Equity securities of U.S. companies and foreign companies with significant markets in the U.S.	Capital Guardian Trust Company
Small-Cap Equity	Long-term growth of capital.	Equity securities of small companies	Capital Guardian Trust Company
Short Duration Bond	Current income. (Capital appreciation is of secondary importance.)	High quality fixed income securities with an average duration not to exceed 3 years.	Goldman Sachs Asset Management
I-Net Tollkeeper	Long-term growth of capital.	Equity securities of companies which use, support, or relate directly or indirectly to use of the Internet.	Goldman Sachs Asset Management
Financial Services	Long-term growth of capital.	Equity securities in the financial services sector (including derivatives).	INVESCO Funds Group, Inc.
Health Sciences	Long-term growth of capital.	Equity securities in the health sciences sector (including derivatives).	INVESCO Funds Group, Inc.
Technology	Long-term growth of capital.	Equity securities in the technology sector (including derivatives).	INVESCO Funds Group, Inc.
Growth LT	Long-term growth of capital consistent with the preservation of capital.	Equity securities of a large number of companies of any size.	Janus Capital Management LLC
Focused 30	Long-term growth of capital.	U.S. and foreign equity securities selected for their growth potential.	Janus Capital Management LLC
Mid-Cap Value	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management
International Value	Long-term capital appreciation.	Equity securities of relatively large companies located in developed countries outside of the U.S.	Lazard Asset Management
Capital Opportunities	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital.	MFS Investment Management
International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	MFS Investment Management
Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the Standard & Poor’s 500 Composite Stock Price Index (including derivatives).	Mercury Advisors

PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER
Small-Cap Index	Investment results that correspond to the total return of an index of small capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	Mercury Advisors
Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.
Main Street® Core (formerly called “Large-Cap Core”)	Long-term growth of capital and income.	Equity securities of large U.S. companies.	OppenheimerFunds, Inc.
Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.
Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities, with a focus on inflation-indexed bonds and forward contracts and derivatives relating to such securities.	Pacific Investment Management Company LLC
Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity and derivatives relating to such securities.	Pacific Investment Management Company LLC
Small-Cap Value	Long-term growth of capital.	Equity securities of small companies.	PIMCO Advisors Retail Holdings LLC and NFJ Investment Group L.P.
Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Life
High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Life
Equity Income	Current income. (Capital growth is of secondary importance.)	Equity securities of large U.S. companies.	Putnam Investment Management, LLC
Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of large U.S. growth-oriented companies.	Putnam Investment Management, LLC
Aggressive Equity	Capital appreciation.	Equity securities of small and medium-sized companies.	Putnam Investment Management, LLC
Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large companies.	Salomon Brothers Asset Management Inc.
Comstock (formerly called “Strategic Value”)	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital and income.	Van Kampen
Real Estate	Current income and long-term capital appreciation.	Equity securities of companies in the U.S. real estate industry.	Van Kampen
Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.	Van Kampen

YOUR INVESTMENT OPTIONS

M FUND PORTFOLIO	THE PORTFOLIO’S INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER
Brandes International Equity	Long-term capital appreciation.	Equity securities of foreign issuers. Focuses on stocks with capitalizations of $1 billion or more.	Brandes Investment Partners, LLC
Turner Core Growth Fund	Long-term capital appreciation.	Common stocks of U.S. companies that the subadviser believes have strong earnings growth potential.	Turner Investment Partners, Inc.
Frontier Capital Appreciation	Maximum capital appreciation.	Common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500.	Frontier Capital Management Company, Inc.
Business Opportunity Value Fund	Long-term capital appreciation.	Equity securities of U.S. issuers in the large-to-medium-capitalization segment of the U.S. stock market.	Iridian Asset Management LLC

An example

You ask us to allocate $6,000 to the Inflation Managed investment option on a business day. At the end of that day, the unit value of the variable account is $15. We’ll credit your policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is not the same as the value of a share in the underlying portfolio.

For information about timing of transactions, see M’s Versatile Product basics.

Calculating unit values

When you choose a variable investment option, we credit your policy with accumulation units. The number of units we credit equals the amount we’ve allocated divided by the unit value of the variable account. Similarly, the number of accumulation units in your policy will be reduced when you make a transfer, withdrawal or loan from a variable investment option, and when your monthly charges are deducted.

The value of an accumulation unit is the basis for all financial transactions relating to the variable investment options. We calculate the unit value for each variable account once every business day, usually at or about 4:00 p.m. Eastern time.

Generally, for any transaction, we’ll use the next unit value calculated after we receive your written request. If we receive your written request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the time of the close of the New York Stock Exchange on a business day, we’ll use the unit value calculated as of the end of the next business day.

If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day. For your monthly charge, we’ll use the unit value calculated on your monthly payment date. If your monthly payment date does not fall on a business day, we’ll use the unit value calculated as of the end of the next business day.

The unit value calculation is based on the following:

• the investment performance of the underlying portfolio

• any dividends or distributions paid by the underlying portfolio

• any charges for any taxes that are, or may become, associated with the operation of the variable account.

The unit value of a variable account will change with the value of its corresponding Pacific Select Fund or M Fund portfolio. Changes in the unit value of a variable account will not change the number of accumulation units credited to your policy.

You’ll find more about Pacific Select Fund fees and expenses in Fee tables and in the Pacific Select Fund’s prospectus.

You’ll find more about M Fund fees and expenses in Fee tables and in the M Fund’s prospectus.

Fees and expenses paid by the Pacific Select Fund and the M Fund

The Pacific Select Fund and the M Fund pay advisory fees and other expenses. These are deducted from the assets of each fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your policy. If you choose a variable investment option, these fees and expenses affect you indirectly because they reduce portfolio returns. The Pacific Select Fund is governed by its own Board of Trustees. The M Fund is governed by its own Board of Directors.

Fixed options

The fixed options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about these options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about these options.

For more information about the general account, see About Pacific Life.

You can also choose from two fixed options: the Fixed account and the Fixed LT account. The fixed options provide a guaranteed minimum annual rate of interest. The amounts allocated to the fixed options are held in our general account.

Here are some things you need to know about the fixed options:

• Accumulated value allocated to the fixed options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 2.5%.

• We may offer a higher annual interest rate on the fixed options. If we do, we’ll guarantee the higher rate until your next policy anniversary.

• There are no investment risks.

• There are limitations on when and how much you can transfer from the fixed options. These limitations are described below, in Transferring among investment options.

• We may place a limit of $1,000,000 for net premiums and $100,000 for loan repayments and transfers allocated to the fixed options in any 12-month period. This is an aggregate limit for all Pacific Life policies you own. Any allocations in excess of these limits will be allocated to your other investment options according to your most recent instructions. We may increase the limits at any time at our sole discretion. To find out if higher limits are in effect, contact us.

YOUR INVESTMENT OPTIONS

Transferring among

investment options

If your state requires us to refund your premiums when you exercise your right to cancel, you can make transfers and use transfer programs only after the free look transfer date. Your transfer of accumulated value on the free look transfer date does not count as a transfer for purpose of applying the limitations described in this section. For more information, please see M’s Versatile Product basics.

If you live in Connecticut, Georgia, Maryland, North Carolina, North Dakota, or Pennsylvania, you can make transfers to the fixed options any time during the first 18 months of your policy.

We reserve the right, in our sole discretion, to waive the transfer restrictions on the fixed options. Please contact us or your registered representative to find out if a waiver is currently in effect.

You’ll find more about the first year transfer program later in this section.

You can transfer among your investment options any time during the life of your policy without triggering any current income tax. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer programs. You’ll find more information about making telephone and electronic transfers in M’s Versatile Product basics.

Transfers will normally be effective as of the end of the business day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

• Your policy’s accumulated value may be invested in up to 20 investment options at one time.

• Transfers are limited to 20 for the period beginning March 1, 2004 through December 31, 2004. Starting in 2005, transfers are limited to 25 for each calendar year.

• If you have used all of the above transfers, you may no longer make transfers between the investment options until the start of the next calendar year. However, you may make one transfer of all or a portion of your policy’s accumulated value remaining in the variable investment options into the Money Market investment option prior to the start of the next calendar year.

• Additionally, only 2 transfers in any calendar month may involve any of the following investment options: International Value, International Large-Cap, Emerging Markets, and Variable Account I.

• For the purpose of applying the limitations, any transfers that occur on the same day are considered one transfer. A transfer of accumulated value from the loan account into the investment options following a loan payment is considered a transfer under these limitations. Transfers into the loan account, or transfers that occur as a result of the dollar cost averaging program, the portfolio rebalancing program, the first year transfer program or an asset allocation program we approve are excluded from the limitation.

• There is no minimum amount required if you’re making transfers between variable investment options.

• You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.

• You can only make one transfer in any 12-month period from each fixed option, except if you’ve signed up for the first year transfer program. Such transfers are limited to:

• $5,000 or 25% of your policy’s accumulated value in the Fixed account

• $5,000 or 10% of your policy’s accumulated value in the Fixed LT account.

However, if the amount you transferred from a fixed option in the previous policy year was greater than the restrictions above, we currently waive our limitations and permit you to transfer a greater amount from that fixed option, not to exceed the amount you transferred from that fixed option during the previous policy year. We reserve the right to discontinue this waiver at any time.

The restrictions for transfers from the Fixed LT account are temporarily waived during the first policy year. You will be permitted to transfer any amount out of the Fixed LT account at any time during the first twelve policy months, subject to the transfer limitations described in this section. We reserve the right to discontinue this waiver at any time. However, if the waiver is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year.

• Currently, there is no charge for making a transfer but we may charge you in the future.

• There is no minimum required value for the investment option you’re transferring to or from.

• You cannot make a transfer if your policy is in the grace period and is in danger of lapsing.

• We can restrict or suspend transfers.

• We may choose to impose limits on transfer amounts, the value of the investment options you’re transferring to or from, or impose further limits on the number and frequency of transfers you can make.

Market-timing restrictions

The policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of the fund and raise expenses. This in turn can have an adverse effect on portfolio performance and therefore your policy’s performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the policy.

If we determine that your transfer patterns reflect a market timing strategy, we reserve the right, in our sole discretion and without prior notice, to take restrictive action. Such restrictions could include:

• not accepting transfer instructions from a policy owner, and

• restricting your ability to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website or any other type of electronic medium,

• not accepting transfer instructions from an agent acting on behalf of more than one policy owner, and

• not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one policy owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

We will send you written notice if we refuse or delay your transfer request.

Transfer programs

We offer three programs that allow you to make automatic transfers of accumulated value from one investment option to another. Under the dollar cost averaging and portfolio rebalancing programs, you can transfer among the variable investment options. Under the first year transfer program, you can make transfers from the Fixed account to the Fixed LT account and the variable investment options.

We have the right to discontinue, modify or suspend any of these transfer programs at any time.

YOUR INVESTMENT OPTIONS

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. Investing this way does not guarantee profits or prevent losses.

Dollar cost averaging program

Our dollar cost averaging program allows you to make scheduled transfers of $50 or more between variable investment options. It does not allow you to make transfers to or from either of the fixed options. We process transfers as of the end of the business day on your policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you’ve chosen. You must have at least $5,000 in a variable investment option to start the program. Detailed information appears in the SAI.

We will not charge you for the dollar cost averaging program or for transfers made under this program, even if we decide to charge you in the future for transfers outside of the program, except if we have to by law.

Because the portfolio rebalancing program matches your original percentage allocations, we may transfer money from an investment option with relatively higher returns to one with relatively lower returns.

Portfolio rebalancing program

As the value of the underlying portfolios changes, the value of the allocations to the variable investment options will also change. The portfolio rebalancing program automatically transfers your policy’s accumulated value among the variable investment options according to your original percentage allocations.

We do not currently charge for the portfolio rebalancing program or for transfers made under this program.

This program allows you to average the cost of investments over your first policy year. Investing this way does not guarantee profits or prevent losses.

First year transfer program

Our first year transfer program allows you to make monthly transfers during the first policy year from the Fixed account to the variable investment options or the Fixed LT account. It does not allow you to transfer among variable investment options. You enroll in the program when you apply for your policy. Detailed information appears in the SAI.

We do not currently charge for the first year transfer program or for transfers made under this program.

WITHDRAWALS, SURRENDERS AND LOANS

Making a withdrawal, taking out a loan or surrendering your policy can change your policy’s tax status, generate taxable income, or make your policy more susceptible to lapsing. Be sure to plan carefully before using these policy benefits.

If you withdraw a larger amount than you’ve paid into your policy, your withdrawal may be considered taxable income.

For more information, see Variable life insurance and your taxes.

You can take out all or part of your policy’s accumulated value while your policy is in force by making withdrawals or surrendering your policy. You can take out a loan from us using your policy as security. You can also use your policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making withdrawals

You can choose to receive your withdrawal in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.

We will not accept your request to make a withdrawal if it will cause your policy to become a modified endowment contract, unless you’ve told us in writing that you want your policy to become a modified endowment contract.

You can withdraw part of your policy’s net cash surrender value starting on your policy’s first anniversary. Here’s how it works:

• You must send us a written request that’s signed by all owners.

• Each withdrawal must be at least $200, and the net cash surrender value of your policy after the withdrawal must be at least $500.

• If your policy has an outstanding loan amount, the maximum withdrawal you can take is the amount, if any, by which the cash surrender value just before the withdrawal exceeds the outstanding loan amount divided by 90%.

• We’ll charge you $25 for each withdrawal you make.

• If you do not tell us which investment options to take the withdrawal from, we’ll deduct the withdrawal and the withdrawal charge from all of your investment options in proportion to the accumulated value you have in each option.

• The accumulated value, cash surrender value and net cash surrender value of your policy will be reduced by the amount of each withdrawal.

• If the insured dies after you’ve sent a withdrawal request to us, but before we’ve made the withdrawal, we’ll deduct the amount of the withdrawal from any death benefit proceeds owing.

How withdrawals affect your policy’s death benefit

Making a withdrawal will affect your policy’s death benefit in the following ways:

• if your policy’s death benefit does not equal the guideline minimum death benefit, the death benefit will decrease by the amount of your withdrawal.

• if your policy’s death benefit equals the guideline minimum death benefit, the death benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your policy’s face amount

If you’ve chosen death benefit Option B or Option C, making a withdrawal does not reduce your policy’s face amount.

If you’ve chosen death benefit Option A, a withdrawal may reduce your face amount. You can make one withdrawal during each of the first 15 policy years of up to 10% of the total premium payments you’ve made without reducing your policy’s face amount. If you withdraw a larger amount, or make additional withdrawals, the face amount will be reduced by the amount, if any, by which the face amount exceeds the death benefit immediately before the withdrawal, minus the amount of the withdrawal.

WITHDRAWALS, SURRENDERS AND LOANS

Taking out a loan

The amount in the loan account, plus any interest you owe, is referred to throughout this prospectus as your outstanding loan amount. Your policy refers to this amount as policy debt.

Taking out a loan will affect the growth of your policy’s accumulated value, and may affect the death benefit.

You’ll find more information regarding loans in the SAI.

You can borrow money from us any time while your policy is in force. The minimum amount you can borrow is $200, unless there are other restrictions in your state. The maximum amount available to borrow is less than 100% of your accumulated value.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You’ll find more information about requesting a loan by telephone or electronically in M’s Versatile Product basics.

Here’s how it works:

• When you borrow money from us, we use your policy’s accumulated value as security. To secure the loan, we transfer an amount equal to the amount you’re borrowing from your accumulated value in the investment options to the loan account.

• You pay interest on the amount you borrow. Interest owing on the amount you’ve borrowed accrues daily at an annual rate of 2.75%.

• The accumulated value set aside to secure your loan also earns interest. The amount in the loan account earns interest daily at an annual rate of at least 2.5%.

• We currently intend to credit interest on the amount in the loan account at an annual rate of 2.75% in policy year 6 and thereafter. We can decrease the rate credited, but will not decrease the annual rate to less than 2.5% on the amount in the loan account.

Paying off your loan

You can pay off all or part of the loan any time while your policy is in force. While you have an outstanding loan, we’ll treat any money you send us as a loan payment unless you tell us otherwise in writing.

Your outstanding loan amount could result in taxable income if you surrender your policy, if your policy lapses, or if your policy is a modified endowment contract. You should talk to your tax advisor before taking out a loan under your policy. See Taking out a loan in Variable life insurance and your taxes.

What happens if you do not pay off your loan

If you do not pay off your loan, we’ll deduct the amount in the loan account, including any interest you owe, from one of the following:

• the death benefit proceeds before we pay them to your beneficiary

• the cash surrender value if you surrender your policy

• the amount we refund if you exercise your right to cancel.

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your policy. For example, while your policy’s accumulated value is held in the loan account, it will miss out on the potential earnings available through the variable investment options. The amount of interest you earn on the loan account may be less than the amount of interest you would have earned from the fixed options. These could lower your policy’s accumulated value, which could reduce the amount of the death benefit.

When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your outstanding loan amount, there is not enough accumulated value in your policy to cover the policy charges, your policy could lapse. You may need to make additional premium payments or loan repayments to prevent your policy from lapsing.

Ways to use your policy’s loan and

withdrawal features

If you’re interested in using your life insurance policy to supplement your retirement income, please contact us for more information.

You can ask your registered representative for illustrations showing how policy charges may affect existing accumulated value and how future withdrawals and loans may affect the accumulated value and death benefit.

You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

You can use your policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Setting up an income stream may not be suitable for all policy owners.

Here are some things you should consider when setting up an income stream:

• the rate of return you expect to earn on your investment options

• how long you would like to receive regular income

• the amount of accumulated value you want to maintain in your policy.

Understanding the risks

Using your policy to supplement your income does not change your rights or our obligations under the policy. The terms for loans and withdrawals described in this prospectus remain the same. It’s important to understand the risks that are involved in using your policy’s loan and withdrawal features. Use of these features may increase the chance of your policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your policy each year to set up your income stream.

Automated income option

Withdrawals and loans may reduce policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your policy is eligible after the 7th policy anniversary. To begin the program, you must have a minimum net cash surrender value of $50,000, and your policy must not qualify as a modified endowment contract.

You request participation in the AIO program and specify your AIO preferences by sending us an AIO request form. If you wish to do so, contact your registered representative for an AIO request form.

Distributions under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see Variable life insurance and your taxes.

There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.

You may discontinue participation in the AIO program at any time by sending a written notice to us.

Detailed information appears in the SAI.

WITHDRAWALS, SURRENDERS AND LOANS

Surrendering your policy

You can choose to receive your money in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.

If you increase your policy’s face amount, we’ll send you a supplemental schedule of benefits that shows the surrender charge associated with the increase.

You can surrender or cash in your policy at any time while the insured is still living. Your policy’s cash surrender value is its accumulated value less any surrender charge that applies. The net cash surrender value equals your policy’s cash surrender value after deducting any outstanding loan amount.

Here are some things you need to know about surrendering your policy:

• You must send us your policy and a written request.

• We’ll send you the policy’s net cash surrender value. If you surrender your policy during the first 10 policy years, we’ll deduct a surrender charge.

• Each coverage segment has a surrender charge, based on the face amount of each coverage segment and the age and risk classification of the insured on the date each coverage segment is effective.

• The amount of the surrender charge does not change during the first policy month from effective date of coverage segment. We reduce the charge by 0.8403% each month until it reaches zero at the end of 10 policy years.

• There’s no surrender charge on any coverage segment after 10 policy years from the date the coverage segment is effective.

• If you decrease the face amount, the decrease will not affect your policy’s surrender charge.

Policy restoration

You may request to restore a policy you surrender if the insured is still living. Here’s how it works:

• We must receive your request to restore the policy along with the full amount of the surrender proceeds within 30 days from the original date of the surrender. We will not require evidence of insurability.

• If we assessed a surrender charge when you surrendered your policy, we will add the value of the charge to the surrender proceeds we receive from you.

• The surrender proceeds and any refunded surrender charge will be placed into the Fixed account as of the original date of the surrender. We will calculate and pay interest on this amount from the date of surrender to the date we process your restoration request.

• On the date we process your restoration request, we will transfer your accumulated value in the Fixed account to the investment options you choose according to your most recent premium allocation instructions.

• If you had an outstanding loan amount when you surrendered your policy, we will reinstate the loan amount that was outstanding the day you surrendered your policy.

• Once we have restored the policy, we will send you a written confirmation.

We will not restore a policy that has been surrendered for an income benefit.

GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your policy.
Income benefit

If you surrender or make a withdrawal from your policy, you can use the money to buy an income benefit that provides a monthly income. Your policy’s beneficiary can use death benefit proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

The following is one income benefit available under the M’s Versatile Product policy:

• The income benefit is based on the life of the person receiving the income. If the policy owner is buying the income benefit, monthly income will be based on the owner’s life. If the policy’s beneficiary buys the income benefit, monthly income will be based on the beneficiary’s life.

• We’ll pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

• After 10 years, we’ll only pay the monthly income for as long as the person receiving it is still alive.

• The minimum monthly income benefit calculated must be at least $100.

• For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your policy.

Substituting the insured If you substitute the person insured by the policy, we’ll send you a revised schedule of benefits.

Starting on your policy’s first anniversary, you can apply to substitute the person insured by your policy. You must apply in writing and we must receive satisfactory evidence of insurability of the new insured. You can only add riders on the new insured if we approve the addition of the riders. We may charge you a fee of up to $100 when you request to substitute the insured.

The substitution will become effective on the first monthly payment date after we approve your request. We may have to adjust the face amount, accumulated value, surrender charge and policy charges to reflect the substitution.

We can refuse your request to substitute if, among other reasons:

• we would be required to end the policy in order to comply with new guideline premium limits under tax law

• we would be required to make distributions from your policy’s accumulated value that are greater than the net cash surrender value.

Paying the death benefit in the case of suicide within two years of the policy date or a substitution of insured

If the insured, whether sane or insane, commits suicide within two years of the policy date, death benefit proceeds will be the total of all premiums you’ve paid, less any outstanding loan amount and any withdrawals you’ve made.

If you’ve substituted the insured and the new insured, whether sane or insane, commits suicide within two years of the day the substitution was made, we’ll calculate death benefit proceeds differently. Proceeds will be limited to the net cash surrender value of your policy as of the day the substitution was made, less any increase in any outstanding loan amount, any withdrawals you’ve made, and any dividends we’ve paid in cash, since the day the substitution was made.

GENERAL INFORMATION ABOUT YOUR POLICY

Replacement of life insurance or annuities

The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

• lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

• converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

• amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid

• reissued with any reduction in cash value, or

• pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest.

A replacement may affect your plan of insurance in the following ways:

• You will pay new acquisition costs;

• You may have to submit to new medical examinations;

• You may pay increased premiums because of the increased age or changed health of the insured;

• Claims made in the early policy years may be contested;

• You may have to pay surrender charges and/or income taxes on your current policy or contract values;

• Your new policy or contract values may be subject to surrender charges; and

• If part of a financed purchase, your existing policy or contract values or death benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Errors on your application If unisex cost of insurance rates apply to your policy, we will not adjust the face amount if we discover that gender has been stated incorrectly on your application.

If the age or gender of the insured is stated incorrectly on your application, the death benefit under your policy will be the greater of the following:

• the amount of death benefit that would be purchased by the most recent cost of insurance charge for the correct age and gender or

• the guideline minimum death benefit for the correct age and gender.

We’ll adjust the accumulated value by recalculating all previous cost of insurance charges and other monthly deductions based on the correct age and gender.

Contesting the validity of your policy

We have the right to contest the validity of your policy for two years from the policy date. Once your policy has been in force for two years from the policy date during the lifetime of the insured, we generally lose the right to contest its validity.

We also have the right to contest the validity of a policy that you reinstate for two years from the day that it was reinstated. Once your reinstated policy has been in force for two years from the reinstatement date during the lifetime of the insured, we generally lose the right to contest its validity. During this period, we may contest your policy only if there is a material misrepresentation on your application for reinstatement.

We have the right to contest the validity of an increase in the face amount of a policy for two years from the day the increase becomes effective. Once the increased face amount has been in force for two years during the lifetime of the insured, we generally lose the right to contest its validity.

We also have the right to contest the validity of a policy if there has been a substitution of the insured. We can contest a policy’s validity for two years from the day the substitution becomes effective. Once the substitution has been in force for two years during the lifetime of the new insured, we generally lose the right to contest its validity.

Regardless of the above, we can contest the validity of your policy for failure to pay premiums at any time. The policy will terminate upon successful contest with respect to the insured.

Assigning your policy as collateral Assigning a policy that’s a modified endowment contract may generate taxable income and a 10% penalty tax.

You can assign your policy as collateral to secure a loan, mortgage, or other kind of debt. Here’s how it works:

• An assignment does not change the ownership of the policy.

• After the policy has been assigned, your rights and the rights of your beneficiary will be subject to the assignment. The entire policy, including any income benefit, rider, benefit and endorsement, will also be subject to the assignment.

• We’re not responsible for the validity of any assignment.

• We must receive and record a copy of the original assignment in a form that’s acceptable to us before we’ll consider it binding.

• Unless otherwise provided, the person or organization you assign your policy to may exercise the rights under the policy, except the right to change the policy owner or the beneficiary or the right to choose a monthly income benefit.

Non-participating	This policy will not share in any of our surplus earnings.

VARIABLE LIFE INSURANCE AND YOUR TAXES

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code of (the tax code) and does not cover any state or local tax laws.

The tax consequences of owning a policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each owner or beneficiary.

Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

This is not a complete discussion of all federal income tax questions that may arise under the policy. There are special rules that we do not include here that may apply in certain situations.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion or tax consequences that relate directly or indirectly to life insurance policies.

Recently passed tax legislation provides, among other things, for reductions in federal estate tax rates, increases in the exemption amount, and a “repeal” of the federal estate tax in 2010. However, the legislation provides for full reinstatement of the federal estate tax in the year 2011. If you are considering the purchase of the policy to help pay federal estate taxes at death, consult with your tax advisor.

We do not make any guarantees about the tax status of your policy, and you should not consider the discussion that follows to be tax advice.

Tax treatment of life insurance

policies

In order to qualify as a life insurance contract for federal income tax purposes, the policy must meet the statutory definition of life insurance.

Death benefits may be excluded from income under Section 101(a) of the tax code.

Definition of life insurance

We believe that the policy qualifies as life insurance. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

• In general, your policy’s beneficiary will not be subject to federal income tax when he or she receives the death benefit proceeds. This is true regardless of whether the beneficiary is an individual, corporation, or other entity.

• You’ll generally not be taxed on any or all of your policy’s accumulated value unless you receive a cash distribution by making a withdrawal, surrendering your policy, or in some instances, taking a loan from your policy.

The tax laws defining life insurance, however, do not cover all policy features. Your policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address many issues concerning the treatment of substandard risk policies and policies with term insurance on the insured. We can make changes to your policy if we believe the changes are needed to ensure that your policy continues to qualify as a life insurance contract.

The tax code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your policy qualifies as a life insurance contract.

Section 817(h) of the tax code describes the diversification rules.

For more information about diversification rules, please see Managing the Pacific Select Fund in the accompanying Pacific Select Fund prospectus and Distributions and Taxes in the accompanying M Fund prospectus.

Diversification rules and ownership of the separate account

Your policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the separate account follows certain rules requiring diversification of investments underlying the policy. In addition, the IRS requires that the policyholder not have control over the underlying assets.

The Treasury Department has announced that the diversification rules “do not provide guidance concerning the circumstances in which it will treat an investor, rather than the insurance company, as the owner of the assets in a separate account.” The IRS treats a variable policy owner as the owner of separate account assets if he or she has the ability to exercise investment control over them. Owners of the assets are taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on the issue, it had not done so when we wrote this prospectus.

The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible the IRS would treat you as the owner of your policy’s proportionate share of the assets of the separate account.

We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the portfolios of the Pacific Select Fund or the M Fund will be able to operate as currently described in the prospectus, or that either of the funds will not have to change any portfolio’s investment objective or policies. We can modify your policy if we believe it will prevent you from being considered the owner of your policy’s proportionate share of the assets of the separate account.

Policy exchanges fall under Section 1035(a) of the tax code.

Policy exchanges

If you exchange your policy for another one that insures the same person, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If the person insured by the policy is changed, the exchange will be treated as a taxable exchange.

Change of ownership

You may have taxable income if you transfer ownership of your policy, sell your policy, or change the ownership of it in any way.

There are special rules for corporate-owned policies. You should consult your tax adviser. Section 59A of the tax code deals with the environmental tax.

Corporate owners

There are special tax issues for corporate owners:

• using your policy to fund deferred compensation arrangements for employees has special tax consequences

• corporate ownership of a policy may affect your liability under the alternative minimum tax and the environmental tax.

VARIABLE LIFE INSURANCE AND YOUR TAXES

Conventional life insurance policies

Under Section 7702A of the tax code, policies that are not classified as modified endowment contracts are taxed as conventional life insurance policies.

The cost basis in your policy is generally the premiums you’ve paid plus any taxable distributions less any withdrawals or premiums previously recovered that were not taxable.

The tax treatment of your policy will depend upon whether it is a type of contract known as a modified endowment contract. We describe modified endowment contracts later in this section. If your policy is not a modified endowment contract, it will be treated as a conventional life insurance policy and will have the following tax treatment:

Surrendering your policy

When you surrender, or cash in, your policy, you’ll generally be taxed on the difference, if any, between the cash surrender value and the cost basis in your policy.

Making a withdrawal

If you make a withdrawal after your policy has been in force for 15 years, you’ll only be taxed on the amount you withdraw that exceeds the cost basis in the policy.

Special rules apply if you make a withdrawal within the first 15 policy years and it’s accompanied by a reduction in benefits. In this case, there is a special formula under which you may be taxed on all or a portion of the withdrawal amount.

Taking out a loan

If you take out a loan, you will not pay tax on the loan amount unless your policy is surrendered or lapses and you have not repaid your outstanding loan amount. The interest you pay, or that’s accrued, on a loan is generally nondeductible. Ask your tax adviser for more information.

Loans and corporate-owned policies

If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract. There may be a limited exception that applies to contracts issued on 20% owners, officers, directors or employees of the entity. For more information about this exception, you should consult your tax adviser.

Modified endowment contracts

Section 7702A of the tax code defines a class of life insurance policies known as modified endowment contracts. Like other life insurance policies, the death benefit proceeds paid to your beneficiary generally are not subject to federal income tax and your policy’s accumulated value grows on a tax-deferred basis until you receive a cash distribution.

If there is a material change to your policy, like a change in the death benefit, we may have to retest your policy and restart the seven-pay premium period to determine whether the change has caused the policy to become a modified endowment contract.

A modified endowment contract is a special type of life insurance policy. If your policy is a modified endowment contract, it will have the tax treatment described below. Any distributions you receive during the life of the policy are treated differently than under conventional life insurance policies. Withdrawals, loans, pledges, assignments and the surrender of your policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a policy becomes a modified endowment contract

A life insurance policy becomes a modified endowment contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

For example, if the seven-pay premiums were $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, an M’s Versatile Product policy may or may not be a modified endowment contract, depending on the amount of premiums paid during the policy’s first seven contract years or after a material change has been made to the policy.

Surrendering your policy

If you surrender your policy, you’re taxed on the amount by which the cash surrender value exceeds the cost basis in the policy.

Making a withdrawal or taking out a loan

If you make a withdrawal or take out a loan from a modified endowment contract, you’re taxed on the amount of the withdrawal or loan that’s considered income, including all previously non-taxed gains. Income is the difference between the cash surrender value and the cost basis in your policy. It’s unclear whether interest paid, or accrued, on a loan is considered interest for federal income tax purposes. If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. You should consult your tax adviser.

All modified endowment contracts we or our affiliates issue to you in a calendar year are treated as a single contract when we calculate whether a distribution amount is subject to tax.

10% penalty tax

If any amount you receive from a modified endowment contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount.

A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

• you’re at least 59 1/2 years old

• you’re receiving an amount because you’ve become disabled

• you’re receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your beneficiaries.

Distributions before a policy becomes a modified endowment contract

If your policy fails the seven-pay test and becomes a modified endowment contract, any amount you receive or are deemed to have received during the two years before it became a modified endowment contract may be taxable. The distribution would be treated as having been made in anticipation of the policy’s failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.

Policy riders Please see the discussion of optional riders in The death benefit. Please consult with your tax adviser if you want to exercise your rights under this rider.

Accelerated living benefits rider

Amounts received under this rider should be generally excluded from taxable income under Section 101(g) of the tax code.

Benefits under the rider will be taxed, however, if they are paid to someone other than the insured, and the insured:

• is a director, officer or employee of the person receiving the benefit, or

• has a financial interest in a business of the person receiving the benefit.

In some cases there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet technical aspects of the definition of “life insurance contract” under the tax code. We may reserve the right (but are not obligated) to modify the rider to conform under tax code requirements.

ABOUT PACIFIC LIFE

Pacific Life Insurance Company is a life insurance company based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, group employee benefits, broker-dealer operations, and investment and advisory services. At the end of 2003, we had $       billion of individual life insurance and total admitted assets of approximately $       billion. We are ranked the     th largest life insurance carrier in the U.S. in terms of 2003 admitted assets.

We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our principal office is at 700 Newport Center Drive, Newport Beach, California 92660.

How our accounts work	We own the assets in our general account and our separate account. We allocate your net premiums to these accounts according to the investment options you’ve chosen. General account
We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our general account assets.

Our general account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the fixed options. The rate is reset annually. The fixed options are part of our general account, which we may invest as we wish, according to any laws that apply. We’ll credit the guaranteed rate even if the investments we make earn less. Our ability to pay these guarantees is backed by our strength as a company.

The fixed options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the fixed options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the fixed options.

Separate account

Amounts allocated to the variable investment options are held in our separate account. The assets in this account are kept separate from the assets in our general account and our other separate accounts, and are protected from our general creditors.

The separate account is divided into variable accounts. Each variable account invests in shares of a designated portfolio of the Pacific Select Fund or the M Fund. We may add variable accounts that invest in other portfolios of these funds or in other securities.

We’re the legal owner of the assets in the separate account, and pay its operating expenses. We do not hold ourselves out to be trustees of the separate account assets. The separate account is operated only for our variable life insurance policies. Pacific Life is obligated to pay all amounts promised to policy owners under the terms of the policy. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our general account. Some of the money in the separate account may include charges we collect from the account and any investment results on those charges.

We cannot charge the assets in the separate account attributable to our reserves and other liabilities under the policies funded by the account with any liabilities from our other business.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any variable account belong to that variable account and are credited to or charged against the assets held in that variable account without regard to our other income, gains or losses.

Making changes to the separate account

We can add, change or remove any securities that the separate account or any variable account holds or buys, as long as we comply with the laws that apply.

We can substitute shares of one Pacific Select Fund portfolio or M Fund portfolio with shares of another portfolio or fund if:

• any portfolio is no longer available for investment

• our management believes that a portfolio is no longer appropriate in view of the purposes of the policy.

We’ll give you any required notice or receive any required approval from policy owners or the SEC before we substitute any shares. We’ll comply with the filing or other procedures established by insurance regulators as required by law.

We can add new variable accounts, which may include additional subaccounts of the separate account, to serve as investment options under the policies. These may be managed separate accounts or they may invest in a new portfolio of the Pacific Select Fund or the M Fund, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new variable accounts when we believe that it’s warranted by marketing needs or investment conditions. We’ll decide on what basis we’ll make new accounts available to existing policy owners.

We can also eliminate any of our variable accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any variable account.

If we make any changes to variable accounts or substitution of securities, we can make appropriate changes to this policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

If we believe it’s in the best interests of people holding voting rights under the policies and we meet any required regulatory approvals we can do the following:

• operate the separate account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

• register or deregister the separate account under securities law

• combine the separate account with one of our other separate accounts or our affiliates’ separate accounts

• combine one or more variable accounts

• create a committee, board or other group to manage the separate account

• change the classification of any variable account.

ABOUT PACIFIC LIFE

Taxes we pay

We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the policy. If these taxes increase significantly, we may deduct them from the separate account.

We may charge the separate account for any federal, state and local taxes that apply to the separate account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting rights

We’re the legal owner of the shares of the Pacific Select Fund and the M Fund that are held by the variable accounts. We may vote on any matter at shareholder meetings of the funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a variable investment option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees of the Pacific Select Fund or the Board of Directors of M Fund, called the record date. Your voting interest equals the accumulated value in a variable investment option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We’ll send you documents from the Pacific Select Fund and the M Fund called proxy materials. They include information about the items you’ll be voting on and forms for you to give us your instructions. We’ll vote shares held in the separate account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by that separate account for which we’ve received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions.

We’ll vote shares of any portfolio we hold in our general account in the same proportion as the total votes for all of our separate accounts, including this separate account. We’ll vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the separate account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

• would change a portfolio’s investment objective or subclassification

• would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by policy owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

• our disapproval is reasonable

• we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we’ll include a summary of the action we took and our reasons for it in the next report to policy owners.

Distribution Arrangements

Pacific Select Distributors, Inc. (“PSD”), a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other Pacific Life affiliates) that solicit applications for the policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the policies.

In addition, PSD or an affiliate may pay from their own resources additional significant cash compensation, sometimes called “revenue sharing”, and provide other incentives in connection with the promotion and solicitation of applications for the policies by some, but not all, broker-dealers. Such additional compensation may give us greater access to registered representatives of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and registered representative market the policies.

The compensation described in this section and in the SAI, and other compensation or benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your registered representative or broker-dealer to present this policy over other investment options available in the marketplace. You may ask your registered representative about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the policy. Please refer to the SAI for additional information on distribution arrangements.

Illustrations

If you ask us, we’ll provide you with different kinds of illustrations.

• Illustrations based on information you give us about the age of the person to be insured by the policy, their risk class, the face amount, the death benefit and premium payments.

• Illustrations that show the allocation of premium payments to specified variable accounts. These will reflect the expenses of the portfolio of the Fund in which the variable account invests.

• Illustrations that use a hypothetical gross rate of return that’s greater than 12%. These are available only to certain large institutional investors.

We will provide you with illustrations based on different sets of assumptions upon your request. You can request such illustrations at any time. Illustrations may help you understand how your policy values would vary over time based on different assumptions.

Lost policy

If you lose your policy, you may request a Certificate of Coverage free of charge. If you require a duplicate policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate policy, please contact us for a Certificate of insurance/duplicate policy request form.

ABOUT PACIFIC LIFE

Audits of premiums/loans

You may request us to run a report of premium payments you’ve made or loan transactions under your policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.

Risk classification change

If you have a change in risk classification, such as a change in smoking status or health, you can request us to review your risk classification. Changing your risk classification may change the rates used for cost of insurance, mortality and expense risk face amount and surrender charge charges, and may also change the rates on any riders on your policy which base charges on risk classification. We will charge you a fee of $50 at the time you request us to change your risk classification.

State regulation

We’re subject to the laws of the state of California governing insurance companies and to regulations issued by the Commissioner of Insurance of California. In addition, we’re subject to the insurance laws and regulations of the other states and jurisdictions in which we’re licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of California and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal proceedings and legal matters

The separate account is not involved in any legal proceedings that would have a material effect on policy owners.

Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the policies under California law, and the validity of the forms of the policies under California law, have been passed upon by our general counsel. Legal matters relating to federal securities laws and federal income tax laws have been passed upon by Dechert LLP.

Registration statement

We’ve filed a registration statement with the SEC for M’s Versatile Product, under the Securities Act of 1933. The SEC’s rules allow us to omit some of the information required by the registration statement from this prospectus. You can ask for it from the SEC’s office in Washington, D.C. They may charge you a fee.

Financial statements

The statement of assets and liabilities of the Pacific Select Exec Separate Account as of December 31, 2003 and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the two years in the period then ended are contained in the SAI.

The consolidated statements of financial condition of Pacific Life as of December 31, 2003 and 2002 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2003, which are included in this prospectus so you can assess our ability to meet our obligations under the policies are contained in the SAI.

TERMS USED IN THIS PROSPECTUS

We’ve tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We’ve identified some of these below and the pages where you’ll find an explanation of what they mean.

If you have any questions, please ask your registered representative or call us at 1-800-800-7681.

In this prospectus, you and your mean the policy holder or owner. Pacific Life, we, us and our refer to Pacific Life Insurance Company. M fund refers to M Fund, Inc. Policy means an M’s Versatile Product variable life insurance policy, unless we state otherwise.	Accumulated value Accumulation units Age Allocation Assignment Beneficiary Business day Cash surrender value Cash value accumulation test Class Contingent beneficiary Cost of insurance rate Coverage segment Death benefit Death benefit percentage Death benefit qualification test Face amount Fixed account Fixed LT account Fixed options General account Guideline minimum death benefit Guideline premium limit Guideline premium test Illustration In force	29 38 11 27 49 11 15 46 18 30 11 30 22 17 18 18 17 39 39 39 54 18 18 18 57 10	Income benefit Insured Joint owners Lapse Loan account Modified endowment contract Monthly payment date Net amount at risk Net cash surrender value Net premium Net single premium Outstanding loan amount Planned periodic premium Policy anniversary Policy date Policy year Portfolio Proper form Reinstatement Riders Separate account Seven-pay limit Tax code Unit value Variable account Variable investment option	47 11 11 32 44 52 12 19 46 25 18 44 25 12 12 12 35 15 33 23 54 52 50 38 35 35

APPENDIX A –	MORTALITY AND EXPENSE RISK FACE AMOUNT CHARGE:
RATES PER $1,000 OF COVERAGE SEGMENT

Rates for the first 10 Policy Years from the Effective Date of Coverage Segment

Issue age	Death Benefit Option A or C						Death Benefit Option B
	Nonsmoker			Smoker			Nonsmoker			Smoker
	Male	Female	Unisex	Male	Female	Unisex	Male	Female	Unisex	Male	Female	Unisex
5	0.062	0.051	0.060	0.062	0.051	0.060	0.149	0.124	0.144	0.149	0.124	0.144
10	0.062	0.051	0.060	0.062	0.051	0.060	0.149	0.124	0.144	0.149	0.124	0.144
15	0.062	0.051	0.060	0.062	0.051	0.060	0.149	0.124	0.144	0.149	0.124	0.144
20	0.115	0.092	0.110	0.146	0.112	0.140	0.256	0.223	0.250	0.267	0.234	0.262
25	0.140	0.115	0.136	0.180	0.140	0.173	0.596	0.507	0.579	0.601	0.510	0.582
30	0.163	0.135	0.158	0.207	0.165	0.199	0.703	0.600	0.682	0.708	0.602	0.688
35	0.191	0.159	0.187	0.238	0.192	0.231	0.831	0.709	0.807	0.838	0.712	0.813
40	0.260	0.217	0.254	0.324	0.262	0.314	0.975	0.833	0.948	0.988	0.840	0.960
45	0.360	0.300	0.350	0.448	0.360	0.433	1.142	0.975	1.108	1.162	0.984	1.127
50	0.458	0.379	0.444	0.564	0.451	0.544	1.323	1.132	1.284	1.351	1.145	1.310
55	0.548	0.456	0.532	0.669	0.535	0.647	1.424	1.284	1.394	1.557	1.330	1.511
60	0.718	0.597	0.696	0.866	0.691	0.834	1.591	1.484	1.568	1.790	1.552	1.743
65	0.917	0.760	0.888	0.947	0.867	0.959	1.727	1.650	1.706	1.916	1.767	1.952
70	0.926	0.763	0.892	0.930	0.860	0.933	1.522	1.341	1.477	1.637	1.431	1.627
75	0.920	0.764	0.889	0.920	0.852	0.925	0.920	0.764	0.889	0.920	0.852	0.925
80	0.910	0.786	0.883	0.910	0.845	0.942	0.910	0.786	0.883	0.910	0.845	0.942
85	1.060	1.026	1.051	1.067	1.051	1.076	1.060	1.026	1.051	1.067	1.051	1.076
90	1.188	1.123	1.162	1.222	1.141	1.223	1.188	1.222	1.123	1.141	1.162	1.223

Rates for Policy Years 11 and Thereafter from the Effective Date of Coverage Segment

Issue age	Death Benefit Option A or C						Death Benefit Option B
	Nonsmoker			Smoker			Nonsmoker			Smoker
	Male	Female	Unisex	Male	Female	Unisex	Male	Female	Unisex	Male	Female	Unisex
5	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
10	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
15	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
20	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
25	0.000	0.000	0.000	0.000	0.000	0.000	0.305	0.251	0.295	0.300	0.245	0.287
30	0.000	0.000	0.000	0.000	0.000	0.000	0.375	0.310	0.361	0.371	0.304	0.358
35	0.000	0.000	0.000	0.000	0.000	0.000	0.455	0.379	0.440	0.454	0.375	0.438
40	0.000	0.000	0.000	0.000	0.000	0.000	0.535	0.450	0.519	0.540	0.451	0.524
45	0.000	0.000	0.000	0.000	0.000	0.000	0.624	0.531	0.605	0.635	0.535	0.616
50	0.000	0.000	0.000	0.000	0.000	0.000	0.710	0.614	0.692	0.726	0.623	0.707
55	0.000	0.000	0.000	0.000	0.000	0.000	0.695	0.674	0.686	0.814	0.714	0.789
60	0.000	0.000	0.000	0.000	0.000	0.000	0.795	0.753	0.758	0.924	0.811	0.909
65	0.000	0.000	0.000	0.000	0.000	0.000	0.810	0.890	0.818	0.969	0.900	0.993
70	0.000	0.000	0.000	0.000	0.000	0.000	0.596	0.578	0.585	0.707	0.571	0.694
75	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
80	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
85	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
90	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

For policies with death benefit Option A or C, if the insured is assigned a risk classification other than standard, a factor is applied to the M&E risk face amount charge according to the nonstandard table rating assigned to that insured. If the insured is assigned a nonstandard rating reflected in the table of nonstandard table factors at the bottom of Appendix B on the following page, the rate above that applies to the insured is multiplied by the nonstandard table factor that applies.

We apply a factor of 1.00 to the M&E risk face amount charge if an insured assigned a risk classification other than standard selects death benefit Option B.

Representative figures shown. For issue ages not listed, please ask your registered representative.

A-1

APPENDIX B	–	SURRENDER CHARGE: CURRENT RATES PER $1,000 OF COVERAGE SEGMENT

Issue age	Death Benefit Option A or C						Death Benefit Option B
	Nonsmoker			Smoker			Nonsmoker			Smoker
	Male	Female	Unisex	Male	Female	Unisex	Male	Female	Unisex	Male	Female	Unisex
5	$0.33	$0.26	$0.32	$0.33	$0.26	$0.32	$0.89	$0.74	$0.87	$0.89	$0.74	$0.87
10	$0.33	$0.26	$0.32	$0.33	$0.26	$0.32	$0.89	$0.74	$0.87	$0.89	$0.74	$0.87
15	$0.33	$0.26	$0.32	$0.33	$0.26	$0.32	$0.89	$0.74	$0.87	$0.89	$0.74	$0.87
20	$0.66	$0.53	$0.64	$0.84	$0.64	$0.80	$1.51	$1.33	$1.49	$1.58	$1.39	$1.54
25	$0.82	$0.67	$0.79	$1.04	$0.80	$0.99	$3.44	$2.92	$3.33	$3.47	$2.93	$3.32
30	$0.96	$0.79	$0.93	$1.20	$0.95	$1.16	$4.06	$3.45	$3.95	$4.07	$3.47	$3.98
35	$1.11	$0.93	$1.08	$1.38	$1.11	$1.33	$4.73	$4.05	$4.60	$4.75	$4.07	$4.61
40	$1.51	$1.26	$1.47	$1.87	$1.50	$1.80	$5.52	$4.71	$5.38	$5.57	$4.74	$5.41
45	$2.07	$1.73	$2.01	$2.55	$2.05	$2.46	$6.39	$5.47	$6.19	$6.47	$5.52	$6.29
50	$2.67	$2.23	$2.59	$3.27	$2.62	$3.15	$7.56	$6.47	$7.33	$7.69	$6.54	$7.45
55	$3.25	$2.72	$3.16	$3.93	$3.16	$3.80	$7.74	$7.31	$7.65	$8.99	$7.72	$8.74
60	$4.25	$3.54	$4.12	$5.07	$4.07	$4.88	$8.53	$8.39	$8.50	$10.20	$9.01	$9.93
62	$4.71	$3.94	$4.56	$5.62	$4.49	$5.38	$8.75	$8.79	$8.67	$10.59	$9.50	$10.29
63	$4.95	$4.13	$4.80	$5.69	$4.69	$5.63	$8.88	$8.94	$8.82	$10.36	$9.72	$10.44
64	$5.22	$4.35	$5.06	$5.54	$4.93	$5.71	$9.05	$9.08	$8.98	$9.70	$10.00	$10.25
65	$5.37	$4.48	$5.20	$5.45	$5.06	$5.54	$8.98	$9.01	$8.92	$9.07	$10.25	$9.61
66	$5.47	$4.56	$5.30	$5.38	$5.14	$5.41	$8.71	$8.64	$8.62	$8.57	$9.87	$8.80
70	$5.31	$4.43	$5.15	$5.19	$4.94	$5.24	$7.24	$6.54	$7.09	$6.93	$7.19	$7.06
75	$5.09	$4.26	$4.94	$4.90	$4.69	$4.97	$5.09	$4.26	$4.94	$4.90	$4.69	$4.97
80	$4.61	$3.88	$4.47	$4.45	$4.21	$4.66	$4.61	$3.88	$4.47	$4.45	$4.21	$4.66
85	$3.79	$3.21	$3.67	$3.79	$3.38	$3.79	$3.79	$3.21	$3.67	$3.79	$3.38	$3.79
90	$3.43	$2.91	$3.32	$3.43	$3.06	$3.43	$3.43	$2.91	$3.32	$3.43	$3.06	$3.43

For policies with death benefit Option A or C, if the insured is assigned a risk classification other than standard, a factor is applied to the surrender charge rate according to the nonstandard table rating assigned to that insured. If the insured is assigned a nonstandard rating reflected in the table below, the rate above that applies to the insured is multiplied by the nonstandard table factor below that applies.

We apply a factor of 1.00 to the surrender charge rate if an insured assigned a risk classification other than standard selects death benefit Option B.

NONSTANDARD TABLE FACTORS

Issue age	Nonstandard Table Number
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16
0–45	1.05	1.10	1.15	1.20	1.25	1.30	1.35	1.40	1.45	1.50	1.55	1.60	1.65	1.70	1.75	1.80
50	1.05	1.10	1.15	1.20	1.25	1.30	1.35	1.40	1.45	1.50	1.55	1.60	1.65	1.65	1.65	1.65
55	1.05	1.10	1.15	1.20	1.25	1.30	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35	1.35
60	1.05	1.05	1.05	1.05	1.05	1.05	1.05	1.05	1.05	1.05	1.05	1.05	1.05	1.05	1.05	1.05
65–90	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00

Representative figures shown. For issue ages not listed, please ask your registered representative.

B-1

APPENDIX C – DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

0-40	250	50	185	60	130	70	115
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

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M’S VERSATILE PRODUCT	WHERE TO GO FOR MORE INFORMATION

The M’s Versatile Product variable life insurance policy is underwritten by Pacific Life Insurance Company.

You'll find more information about the policy and Pacific Select Exec Separate Account in the SAI dated                 , 2004. The SAI has been filed with the SEC and is considered to be part of this prospectus because it's incorporated by reference.

You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.

If you ask us, we'll provide you with illustrations of policy benefits based on different sets of assumptions. Illustrations may help you understand how your policy's death benefit, cash surrender value and accumulated value would vary over time based on different assumptions. You can get one policy illustration free of charge per policy year by calling or writing to us. We reserve the right to charge $25 for additional illustrations.

How to contact us

Call or write to us at:

Pacific Life Insurance Company

700 Newport Center Drive

P.O. Box 7500

Newport Beach, California 92658-7500

1-800-800-7681

7 a.m. through 5 p.m. Pacific time

Send premiums (other than initial premium), other payments, change of address and change of premium allocation instructions to:

Pacific Life Insurance Company

P.O. Box 100957

Pasadena, California 91189-0957

If you receive premium notice via listbill, send premiums, other payments and all correspondence to:

Pacific Life Insurance Company

700 Newport Center Drive

P.O. Box 7500

Newport Beach, California 92658-7500

Send applications, initial premium and other correspondence to:

Pacific Life Insurance Company

700 Newport Center Drive

P.O. Box 7500

Newport Beach, California 92658-7500

How to contact the SEC

You can also find reports and other information about the policy and separate account from the SEC. The SEC may charge you a fee for this information.

Public Reference Section of the SEC

Washington, D.C. 20549-6009

1-800-SEC-0330

Internet:  www.sec.gov

SEC file number 333-61135

STATEMENT OF ADDITIONAL INFORMATION

                    , 2004

M’S VERSATILE PRODUCT®

PACIFIC SELECT EXEC SEPARATE ACCOUNT

M’s Versatile Product is a variable life insurance policy offered by Pacific Life Insurance Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the policy’s prospectus, dated                     , 2004, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the policy’s prospectus.

Pacific Life Insurance Company

P.O. Box 7500

Newport Beach, CA 92658-7500

1-800-800-7681

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MORE ON THE OPTIONAL RIDERS

There are nine optional riders that provide extra benefits. Ask your registered representative for additional information about the riders available with the policy. Samples of the provisions for the extra optional benefits are available from us upon written request.

Accidental death rider

Provides additional insurance coverage when we receive proof that the insured’s death results directly and independently of all other causes from bodily injuries accidentally sustained, subject to the rider’s provisions. Death must occur within 120 days of injuries and while the rider was in force, subject to satisfactory evidence of insurability. You may purchase the rider at policy issue for an insured between age 5 through 65. The monthly charge will be shown in your policy specifications pages.

The rider terminates on the earliest of your written request, on lapse or termination of the policy, or when the insured reaches age 70.

Children’s term rider

Provides term insurance until age 25 on any child of the insured, including a natural child, step-child or adopted child. To be eligible for coverage, the insured must be 55 or younger, and the child must be 21 or younger at policy issue and named in the application for this rider or born or adopted thereafter. Newborn children are covered from age 14 days. The term insurance under the rider may be converted for a new policy on each child on the earlier of the child’s 25th birthday or the date the insured becomes age 65, as long as the child is still living. If the insured dies before the conversion date, the term insurance on each child will become paid-up and a separate policy for the paid-up insurance will be issued with the child as owner. For each child, if you convert the rider, or if paid-up insurance is issued, coverage for that child under the rider will terminate. The monthly charge will be shown in your policy specifications pages.

Annual renewable term rider

Provides term insurance on the insured and is renewable annually until the policy terminates. The rider is available for insureds age 90 or younger at the time of rider issue. You may purchase the rider at policy issue or any time while the policy is in force, subject to satisfactory evidence of insurability. The rider modifies the death benefit of the policy to include the face amount of the rider, so that the death benefit equals the greater of the death benefit as calculated under 1) the death benefit option you choose on the policy plus the face amount of the rider, or 2) the guideline minimum death benefit under the death benefit qualification test you’ve chosen. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in face amount of the rider, subject to certain limitations.

The guaranteed monthly cost of insurance rate and monthly M&E expense risk face amount charge will be shown in your policy specifications pages. Our current cost of insurance rates for the rider are lower than the guaranteed rates. The current charge for the M&E expense risk face amount charge is $0.

You may request increases or decreases in face amount of the rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance and M&E expense risk face amount charges. We may deduct an administrative charge not to exceed $100 from your policy’s accumulated value on the effective date of any unscheduled increase. You must send a written request if you wish to decrease the face amount of this rider. Decreases will be effective on the first monthly payment date on or following the date the written request is received at our life insurance operations center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Annual renewable term rider face amount.

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The rider will terminate on the earliest of your written request, or on lapse or termination of this policy.

Annual renewable and convertible term rider

Provides annual renewal term insurance on any member of the insured’s immediate family who is age 80 or younger at the time the rider is issued. You may purchase the rider at policy issue or any time while the policy is in force. We refer to each person insured under the rider as a covered person. You have the flexibility to delete a covered person from the rider, or, with satisfactory evidence of insurability, you may add a covered person. We may deduct an administrative charge not to exceed $100 from your policy’s accumulated value on the effective date of any such addition of a covered person.

At any time while the rider is in force and before any covered person reaches age 65, you may convert the rider to a whole life or any higher premium plan we regularly issue at the time of the conversion. The rider may also be converted during the first two years it is in force, regardless of the covered person’s age. If you convert the rider, a new policy will be issued on the covered person and coverage under the rider will terminate.

The guaranteed monthly cost of insurance rates for each covered person will be shown in your policy specifications pages. Our current cost of insurance rates for the rider are lower than the guaranteed rates.

The rider will terminate on the earliest of your written request, on lapse or termination of the policy, or when the last covered person reaches age 100.

Accounting benefit rider

Provides additional death benefit protection on the insured in combination with the face amount of the policy. You may purchase the rider at policy issue or any time while the policy is in force. The rider modifies the death benefit of the policy to include the face amount of the rider, so that the death benefit equals the greater of the death benefit as calculated under 1) the death benefit option you choose on the policy plus the face amount of the rider, or 2) the guideline minimum death benefit under the death benefit qualification test you’ve chosen.

The guaranteed monthly cost of insurance rate and monthly M&E expense risk face amount charge will be shown in your policy specifications pages. Our current cost of insurance rates for the rider are lower than the guaranteed rates.

You may request increases or decreases in face amount of the rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance and M&E expense risk face amount charges. We may deduct an administrative charge not to exceed $100 from your policy’s accumulated value on the effective date of any unscheduled increase. Decreases will be effective on the first monthly payment date on or following the date the written request is received at our life insurance operations center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Accounting benefit rider face amount.

The rider will terminate on the earliest of your written request, or on lapse or termination of this policy.

Guaranteed insurability rider

Gives the right to buy additional insurance on the life of the insured on specified dates without proof of insurability. The rider is available for an insured who is not in a substandard risk class and is age 37 or younger when the policy is issued. Subject to certain conditions, you may have some flexibility to change the option dates.

Charges and option dates for this rider appear in your policy specifications pages. To add the additional insurance, we must receive your written request within 31 days of the option date for that additional coverage. The increase in face amount will take effect on the option date if the insured is then living. Any option not exercised on its option date will expire.

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The rider will terminate on the earliest of your written request, on lapse or termination of the policy, or 31 days after the last option date.

Waiver of charges rider

Waives any monthly cost of insurance charges, administrative charges and M&E risk face amount charges for the policy, and any monthly cost of any rider benefits which fall due while the insured is totally disabled, under the provisions of the rider. We will not waive any charges that are due more than one year before we receive proof of total disability, or which fall due before the insured’s age 5. The monthly charge for the rider appears in your policy specifications pages.

The rider is available for insureds age 55 or younger who are not in a substandard risk class. The rider may be purchased only at policy issue. If regular evidence of insurability for new life insurance is being submitted, no additional evidence of insurability for a Waiver of charges rider is usually needed. If you apply for an increase in face amount under an insurability option or conversion option, and if the Waiver of charges rider was included in the original coverage, the evidence needed to include the Waiver of charges rider on the new insurance is a statement that the insured is not totally disabled. Except as stated above, satisfactory evidence of insurability is required.

This rider is not available if you select a Disability benefit rider.

The rider will terminate (without affecting any claim for disability occurring before such termination) on the earliest of your written request, on lapse or termination of this policy, or when the insured reaches age 60.

Accelerated living benefits rider

Gives the policy owner access to a portion of the policy’s death benefit if the insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states). We refer to this amount as the accelerated benefit. If you have an outstanding loan amount, we will reduce the accelerated benefit proceeds payable to repay a portion of the loan. We may also deduct an administrative fee of $150 from your accelerated benefit.

You may choose to receive the accelerated benefit either in a lump sum or any other payment plan available at the time of payment. We will pay the benefit only once per insured.

Payment of the accelerated benefit will reduce the death benefit under your policy and any riders used in calculating the available accelerated benefit. It will also reduce any outstanding loan amount.

Benefits received under this rider may be taxable, and may impact your eligibility for Medicaid or other government benefits. Please consult your tax adviser if you want to exercise your rights under this rider.

You may purchase this rider at policy issue or any time while the policy is in force. The rider will terminate on the earliest of your written request, on lapse or termination of the policy, or when an accelerated benefit is paid under this rider.

Disability benefit rider

Provides a monthly addition to the policy’s accumulated value when the insured has a qualifying disability as stated in the rider provisions, until he or she reaches age 65. You may purchase the rider only at policy issue. The monthly charge for the rider appears in your policy specifications pages.

This rider is not available if you select a Waiver of charges rider.

The rider will terminate on the earliest of your written request, on termination of this policy, or when the insured becomes age 60.

3

PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your policy’s death benefit. These limits apply in the following situations.

Guideline Premium Limit

If you’ve chosen the guideline premium test as your death benefit qualification test, the total amount you can pay in premiums and still have your policy qualify as life insurance is your policy’s guideline premium limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the guideline premium limit, which is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your policy’s guideline premium limit. If we find that you’ve exceeded your guideline premium limit, we may remove all or part of a premium you’ve paid from your policy as of the day we applied it, and return it to you. We’ll adjust the death benefit retroactively to that date to reflect the reduction in premium payments.

Your policy’s guideline single premium and guideline level annual premiums appear on your policy’s specification pages. Before you buy a policy, you can ask us or your registered representative for a personalized illustration that will show you the guideline single premium and guideline level annual premiums.

Modified endowment contract

A life insurance policy will become a modified endowment contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in section 7702A of the Internal Revenue Code. You’ll find a detailed discussion of modified endowment contracts in Variable life insurance and your taxes in the prospectus.

Unless you’ve told us in writing that you want your policy to become a modified endowment contract, we’ll remove all or part of the premium payment from your policy as of the day we applied it and return it to you. We’ll also adjust the death benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your policy anniversary, we’ll hold it and apply it to your policy on the anniversary date.

In both of these situations, if we remove an excess premium from your policy, we’ll return the premium amount to you no later than 60 days after the end of the policy year. We may adjust the amount for interest or for changes in accumulated value that relate to the amount of the excess premium we’re returning to you.

If we do not return the premium amount to you within that time, we’ll increase your policy’s death benefit retroactively, to the day we applied the premium, and prospectively so that it’s always the amount necessary to ensure your policy qualifies as life insurance, or to prevent it from becoming a modified endowment contract. If we increase your death benefit, we’ll adjust cost of insurance or rider charges retroactively and prospectively to reflect the increase.

Increasing the net amount at risk

An increase in the net amount of risk occurs if the policy’s death benefit is equal to the guideline minimum death benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of the insured.

4

TRANSFER PROGRAMS

Dollar cost averaging

Our dollar cost averaging program allows you to make scheduled transfers of $50 or more between variable investment options without paying a transfer fee. Here’s how the program works:

•	You can set up this program at any time while your policy is in force.
•	You need to complete a request form to enroll in the program. You may enroll by telephone or electronically if you have a completed telephone and electronic authorization form on file.
•	You must have at least $5000 in a variable investment option to start the program.
•	We’ll automatically transfer accumulated value from one variable investment option to one or more of the other variable investment options you’ve selected.
•	We’ll process transfers as of the end of the business day on your policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you’ve chosen. We will not make the first transfer until after the free look transfer date in states that require us to return your premiums if you exercise your right to cancel your policy.
•	We will not charge you for the dollar cost averaging program or for transfers made under this program, even if we decide to charge you in the future for transfers outside of the program, except if we have to by law.
•	We have the right to discontinue, modify or suspend the program at any time.
•	We’ll keep making transfers at the intervals you’ve chosen until one of the following happens:
•	the total amount you’ve asked us to transfer has been transferred
•	there is no more accumulated value in the investment option you’re transferring from
•	your policy enters the grace period and is in danger of lapsing
•	you tell us in writing to cancel the program
•	we discontinue the program.

Portfolio rebalancing program

The portfolio rebalancing program automatically transfers your policy’s accumulated value among the variable investment options according to your original percentage allocations. Here’s how the program works:

•	You can set up this program at any time while your policy is in force.
•	You enroll in the program by sending us a written signed request or a completed automatic rebalancing form. You may enroll by telephone or electronically if you have a completed telephone and electronic authorization form on file.
•	Your first rebalancing will take place on the monthly payment date you choose. You choose whether we should make transfers quarterly, semi-annually or annually, based on your policy date.
•	If you cancel this program, you must wait 30 days to begin it again.
•	You cannot use this program if you’re already using the dollar cost averaging program.
•	We do not currently charge for the portfolio rebalancing program or for transfers made under this program.
•	We can discontinue, suspend or change the program at any time.

First year transfer program

Our first year transfer program allows you to make monthly transfers during the first policy year from the Fixed account to the variable investment options or the Fixed LT account. Here’s how the program works:

•	You enroll in the program when you apply for your policy.
•	You choose a regular amount to be transferred every month for 12 months.
•	We make the first transfer on the day we allocate your first premium to the investment options you’ve chosen. Each transfer will be made on the same day every month.

5

•	If you sign up for this program, we’ll waive the usual transfer limit for the Fixed account during the first policy year.
•	If we make the last transfer during the second policy year, we will not count it toward the usual one transfer per year limit for the Fixed account.
•	If the accumulated value in the Fixed account is less than the amount to be transferred, we’ll transfer the balance and then cancel the program.
•	If there is accumulated value remaining in the Fixed account at the end of the program, our usual rules for the Fixed account will apply.
•	We do not currently charge for the first year transfer program or for transfers made under this program.

LOAN AND WITHDRAWAL FEATURES

Taking out a loan

When you borrow money from us, we use your policy’s accumulated value as security. You pay interest on the amount you borrow. The accumulated value set aside to secure your loan also earns interest. Here’s how it works:

•	To secure the loan, we transfer an amount equal to the amount you’re borrowing from your accumulated value in the investment options to the loan account. We’ll transfer this amount from your investment options in proportion to the accumulated value you have in each option, unless you tell us otherwise.
•	Interest owing on the amount you’ve borrowed accrues daily at an annual rate of 3.25%. Interest that has accrued during the policy year is due on your policy anniversary. If you do not pay the interest when it’s due, we’ll add it to the amount of your loan and begin accruing interest on it from the day it was due. We’ll also transfer an amount equal to the interest that was due, from your policy’s accumulated value to the loan account. We’ll transfer this amount from your investment options in proportion to the accumulated value you have in each option, unless you tell us otherwise.
•	The amount in the loan account earns interest daily at an annual rate of at least 3.0%. On your policy anniversary, we transfer the interest that has been credited to the loan account proportionately to your investment options according to your most recent allocation instructions.
•	We currently intend to credit interest on the amount in the loan account at an annual rate of 3.25% in policy year 6 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 3.0% on the amount in the loan account.

How much you can borrow

The minimum amount you can borrow is $200, unless there are other restrictions in your state. You can borrow up to the larger of the following amounts:

•	90% of the accumulated value in the investment options, less any surrender charges that would apply if you surrendered your policy on the day you took out the loan.
•	the result of a × (b÷c) – d where:

a = the accumulated value of your policy less any surrender charges that would have applied if you surrendered your policy on the day you took out the loan, and less 12 times the most recent monthly charge

b = 1.03

c = 1.0325

d = any outstanding loan amount.

6

An example of how much you can borrow

For a policy in policy year 5 with:

•	accumulated value of $100,000
•	an outstanding loan amount of $60,000
•	a most recent monthly charge of $225

The maximum amount you can borrow is the greater of:

$25,500

((90% × ($100,000-$5000)) - $60,000)

or

$32, 076.51

(a × (b÷c)) – d, where:

a = $92,300 ($100,000 - $5,000 - (12 × $225))

b = 1.03

c = 1.0325

d = $60,000

Paying off your loan

You can pay off all or part of the loan any time while your policy is in force. Unless you tell us otherwise, we’ll generally transfer any loan payments you make proportionately to your investment options according to your most recent allocation instructions. If you have already used all of the transfers available to you in a calendar year, we will transfer the loan payment to the Money Market investment option. We may, however, first transfer any loan payments you make to the fixed options, up to the amount originally transferred from the fixed options to the loan account. We’ll then transfer any excess amount to your variable investment options according to your most recent allocation instructions.

Automated income option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here’s how the program works:

•	You can set up the income stream from your policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.
•	You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your face amount or change your policy’s death benefit option in order to maximize your income.
•	You choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the business day before any income payment date.
•	If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the business day before the scheduled income payment date.
•	The withdrawal or loan will be taken from your policy’s investment options in proportion to the accumulated value in each option.

Upon our receipt of your AIO request form, we will run a hypothetical illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the illustration to test your policy for the minimum net cash surrender value requirement. Your policy must continue to have an illustrated net cash surrender value at the maturity date sufficient to meet the minimum accumulated value required to allow for payment of policy charges, including policy loan interest.

7

Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 10%. No earnings rate used is a guarantee or indication of actual earnings.

We will complete an AIO agreement form, and send it and the illustration to your registered representative for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your policy’s cost basis and other information about your elections under the AIO program.

Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be takes as loans.

Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.

The income payments will usually remain constant during each income period, unless there is insufficient net cash surrender value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

•	If the AIO program start date is six months or more from your next policy anniversary, the income period will end on the next policy anniversary. In this case, the first income period will last at least six months, but not more than one year.
•	If the AIO program start date is less than six months from your next policy anniversary, the income period will extend to the following policy anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

After the first income period, and each year you remain in the AIO program, we will run an illustration after each policy anniversary. The illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 10%. Your policy must continue to have an illustrated net cash surrender value at the maturity date sufficient to meet the minimum accumulated value required to allow for payment of policy charges, including policy loan interest. There is no charge for illustrations we run in connection with the AIO program. They do not count toward your one free illustration per year.

We will send you a letter and the illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

Over time, your policy’s actual performance, and perhaps your use of the policy’s options are likely to vary from the assumptions used in the illustrations. Changes in your policy’s investment option allocations can impact your future values and income you receive. Your policy may also be susceptible lapse.

You are responsible to monitor your policy’s accumulated value to ensure your policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

MORE ON POLICY CHARGES

How we calculate the surrender charge

The surrender charge is assessed against your policy’s accumulated value. It is based on the age and risk class of the insured, as well as the death benefit option you choose, for each $1000 of coverage segment on the date the coverage segment is effective.

The amount of the surrender charge does not change during the first policy month. We reduce the charge by 0.8403% each month until it reaches zero at the end of 10 policy years.

The most we will assess on any surrender coverage segment is $6.00 per $1000 of face amount.

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Please refer to your policy and any supplemental schedule of benefits for your policy’s surrender charge. Sample rates for the surrender charge appear in the prospectus as Appendix B.

An example

For a policy:

•	that insures a male non-smoker who is age 45 when the policy is issued
•	with an initial face amount of $350,000

	For death benefit Option A and Option C, the surrender charge is:	For death benefit Option B, the surrender charge is:

At issue	$724.50 (($350,000÷$1,000) × 2.07)	$1,029.00 (($350,000÷$1000) × 2.94)

End of seventh policy year	$219.19 ($724.50 – ($724.50 × .8403% × 83 months))	$311.32 ($1,029.00 – ($1,029.00 × .8403% × 83 months))

Underwriting methods

We normally use the medical or paramedical method to assign underwriting or insurance risk classes, which may require a medical examination. We offer two additional forms of underwriting for executive and employee groups that meet specified multi-life guidelines.

Guaranteed issue may be available where an employer-employee relationship exists and where at least 10 lives will be insured. To be eligible, prospective insureds must be employed in an occupation or industry we consider an acceptable risk, must be full time employees or executives, and must be actively at work on a continuous basis during the 3-month period preceding application for insurance. Maximum age for an insured at policy issue is usually 65, but may be increased to age 70 if representing less than 5% of the group of insureds. Cost of insurance rates distinguish between executive only groups and all-employee groups, instead of on individual underwriting information.

Simplified issue may be offered where the group does not qualify for guaranteed issue. Simplified issue is a process of limited underwriting using a short form application that includes health and avocation questions to be completed by each prospective insured. We may request additional information, including an attending physician’s statement, but will not require a physical examination. Simplified issue is available to executives only, under similar criteria as guaranteed issue, except for lower participation levels and generally higher death benefits permitted per life. Cost of insurance rates are based on both individual underwriting information and executive class experience.

The current cost of insurance rates are generally higher for policies issued under the guaranteed issue or simplified issue underwriting methods than for policies issued under the fully underwritten medical or paramedical underwriting method. Guaranteed cost of insurance charges are not affected.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of the insured unless unisex rates are required.

Ask your registered representative for more detailed information regarding the minimum face amount and other requirements for these underwriting methods.

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Increases in face amount

Net premiums you pay are allocated to the accumulated value in your base policy and any charges, withdrawals and distributions are subtracted from that accumulated value. If you elect death benefit Option C, your death benefit on the base policy is your base policy’s face amount plus any premium payments you make and less any withdrawals and distributions.

If you increase the face amount of your base policy, add an Annual renewable term rider and/or Accounting benefit rider, and/or increase the face amount of such a rider, we do not change the above allocations. Instead, to determine the cost of insurance charge on each coverage segment, as described in the prospectus under Your policy’s accumulated value, we discount the total death benefit for all coverage segments that would have been payable at the beginning of the policy month and subtract the accumulated value in the base policy at the beginning of the month before the monthly charge is due to determine the total discounted net amount at risk for all coverage segments. We then prorate the net amount at risk for each coverage segment in the same proportion that the face amount of each coverage segment bears to the total face amount for all coverage segments. The discounted net amount at risk for each coverage segment is multiplied by the current COI rate for that coverage segment.

MORE ON PACIFIC LIFE AND THE POLICIES

How we’re organized

Pacific Life was established on January 2, 1868 under the name, Pacific Mutual Life Insurance Company of California. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.

Distribution arrangements

Pacific Select Distributors, Inc. (PSD), our subsidiary, acts as the distributor of the policies and offers the policies on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of NASD. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the policies. The aggregate amount of underwriting commissions paid to PSD with regard to this policy in 2003, 2002, and 2001 was $                          , $18,368,897.73, and $17,691,436.74 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the policies. Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

•	85% of premiums paid up to the first target premium
•	32% of premiums paid up to the second target premium

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•	7.5% of the premiums paid under targets 3-10
•	3% of premiums paid in excess of the 10th target premium.

A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the death benefit option you choose, the age of the insured on the policy date, and the gender (unless unisex rates are required) and risk class of the insured. A policy’s target premium will be less than the policy’s guideline level premiums.

Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the policy, depending on the agreement between your registered representative and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.40% of a policy’s accumulated value less any outstanding loan amount. We calculate the renewal amount monthly and it becomes payable on each policy anniversary.

In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of application for the policies by some, but not all, broker-dealers. The range of additional cash compensation based on premium payments generally does not exceed ___%. Such additional compensation may give Pacific Life greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the policies.

We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this policy over other investment options. You may ask your registered representative about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the policy.

In addition, Pacific Select Fund has adopted a brokerage enhancement plan as described in the Pacific Select Fund prospectus. This plan was adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, and may be considered a distribution plan because it uses a fund asset - brokerage - to help promote distribution of the Fund’s shares indirectly through promotion of the policies. The credits or other compensation created under the brokerage enhancement plan may be used to pay for, among other things, all or part of the expenses related to: (i) disseminating sales prospectuses and/or literature about the Fund or the policies to prospective clients; (ii) broker/dealers conducting due diligence on the Fund or the variable life insurance policies; (iii) PSD participating in or sponsoring seminars, sales meetings, conferences, and other events held by the broker-dealer; or (iv) placing the Fund or the policies on a list of eligible funds or variable life insurance policies that may be offered by that broker-dealer’s registered representatives. In 2003, principal types of activities for which payments were made under the Plan included items in (i), (ii) and (iii) above. For additional information, please see the Pacific Select Fund prospectus.

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We directly or indirectly own interests in a number of broker-dealers that offer this policy among others. These affiliated broker-dealers and their registered representatives are compensated as described above with premium-based and trail commissions. We receive “preferred” status at the affiliated broker-dealers along with other product vendors that provide similar support. PSD or its affiliates may also pay other amounts as described above to the affiliated broker-dealers or persons associated with the affiliated broker-dealers. Finally, within certain limits imposed by the NASD, registered representatives who are associated with broker/dealer firms affiliated with us may qualify for sales incentive programs sponsored by us.

Our affiliated broker dealers, other than PSD, include Associated Securities Corp., Mutual Service Corporation, United Planners’ Financial Services of America, M.L. Stern & Co., LLC and Waterstone Financial Group.

The separate account

The separate account was established on May 12, 1988 under California law under the authority of our Board of Directors. It’s registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the account.

The separate account is not the only investor in the Pacific Select Fund. Investments in the fund by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Pacific Select Fund.

Performance

Performance information may appear in advertisements, sales literature, or reports to policy owners or prospective buyers.

Information about performance of any variable account of the separate account reflects only the performance of a hypothetical policy. The calculations are based on allocating the hypothetical policy’s accumulated value to the variable account during a particular time period.

Performance information is no guarantee of how a portfolio or variable account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the fund in which the variable account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in accumulated value due to the performance of one or more variable accounts, or as a change in a policy’s owner’s death benefit.

We may show performance as a change in accumulated value over time or in terms of the average annual compounded rate of return on accumulated value. This would be based on allocating premium payments for a hypothetical policy to a particular variable account over certain periods of time, including one year, or from the day the variable account started operating. If a portfolio has existed for longer than its corresponding variable account, we may also show the hypothetical returns that the variable account would have achieved had it invested in the portfolio from the day the portfolio started operating.

Performance may reflect the deduction of all policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different death benefit options will result in different expenses for the cost of insurance, and the varying expenses will result in different accumulated values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the policy is surrendered and do not reflect any deduction of the surrender charge.

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We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the portfolios will not reflect the deduction of policy charges. If policy charges were reflected, the performance would be lower.

In our advertisements, sales literature and reports to policy owners, we may compare performance information for a variable account to:

•	other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria
•	the Consumer Price Index, to assess the real rate of return from buying a policy by taking inflation into consideration
•	various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Yields

The yield or total return of any variable account or portfolio does not reflect the deduction of policy charges.

Money Market variable account

The “yield” (also called “current yield”) of the Money Market variable account is computed in accordance with a standard method prescribed by the SEC. The net change in the variable account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Money Market variable account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1) (To the power of  365/7)] – 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market portfolio are not included in the yield calculation.

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Other variable accounts

“Yield” of the other variable accounts is computed in accordance with a different standard method prescribed by the SEC. For each variable account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[ (a-b + 1) (To the power of 6) - 1]

__

cd

where:	a	=	net investment income earned during the period by the underlying portfolio of the variable account,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and
	d	=	the unit value of the accumulation units on the last day of the period.

The variable accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the variable account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a variable account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Money Market portfolio

Current yield for the Money Market portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by  365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Money Market portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1) (To the power of  365/7)]-1

For the 7-day period ending December 31, 2003, the current yield of the Money Market portfolio was         % and the effective yield of the portfolio was         %.

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Other portfolios

Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[ (a-b + 1) (To the power of 6) - 1]

__

cd

where

a	=	dividends and interest earned during the period,
b	=	expenses accrued for the period (net of reimbursements),
c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and
d	=	the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Financial Statements

The next several pages contain the statement of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2003 and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the two years in the period then ended.

These are followed by the consolidated statements of financial condition of Pacific Life as of December 31, 2003 and 2002 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2003, which are included in this SAI so you can assess our ability to meet our obligations under the policies.

Experts

Deloitte & Touche LLP serves as the independent auditors for Pacific Life and the separate account. The address of Deloitte & Touche LLP is 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626.

The consolidated statements of financial condition of Pacific Life as of December 31, 2003 and 2002 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2003 as well as the statement of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2003, the related statement of operations for the year then ended and statements of changes in net assets and financial highlights for each of the two years in the period then ended as included in this SAI have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

[FINANCIALS TO BE INSERTED]

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STATEMENT OF ADDITIONAL INFORMATION

                    , 2004

M’S VERSATILE PRODUCT®

PACIFIC SELECT EXEC SEPARATE ACCOUNT

M’s Versatile Product is a variable life insurance policy offered by Pacific Life Insurance Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the policy’s prospectus, dated                     , 2004, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the policy’s prospectus.

Pacific Life Insurance Company

P.O. Box 7500

Newport Beach, CA 92658-7500

1-800-800-7681

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MORE ON THE OPTIONAL RIDERS

There are ten optional riders that provide extra benefits. Ask your registered representative for additional information about the riders available with the policy. Samples of the provisions for the extra optional benefits are available from us upon written request.

Accidental death rider

Provides additional insurance coverage when we receive proof that the insured’s death results directly and independently of all other causes from bodily injuries accidentally sustained, subject to the rider’s provisions. Death must occur within 120 days of injuries and while the rider was in force, subject to satisfactory evidence of insurability. You may purchase the rider at policy issue for an insured between age 5 through 65. The monthly charge will be shown in your policy specifications pages.

The rider terminates on the earliest of your written request, on lapse or termination of the policy, or when the insured reaches age 70.

Children’s term rider

Provides term insurance until age 25 on any child of the insured, including a natural child, step-child or adopted child. To be eligible for coverage, the insured must be 55 or younger, and the child must be 21 or younger at policy issue and named in the application for this rider or born or adopted thereafter. Newborn children are covered from age 14 days. The term insurance under the rider may be converted for a new policy on each child on the earlier of the child’s 25th birthday or the date the insured becomes age 65, as long as the child is still living. If the insured dies before the conversion date, the term insurance on each child will become paid-up and a separate policy for the paid-up insurance will be issued with the child as owner. For each child, if you convert the rider, or if paid-up insurance is issued, coverage for that child under the rider will terminate. The monthly charge will be shown in your policy specifications pages.

Annual renewable term rider

Provides term insurance on the insured and is renewable annually until the policy terminates. The rider is available for insureds age 90 or younger at the time of rider issue. You may purchase the rider at policy issue or any time while the policy is in force, subject to satisfactory evidence of insurability. The rider modifies the death benefit of the policy to include the face amount of the rider, so that the death benefit equals the greater of the death benefit as calculated under 1) the death benefit option you choose on the policy plus the face amount of the rider, or 2) the guideline minimum death benefit under the death benefit qualification test you’ve chosen. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in face amount of the rider, subject to certain limitations.

The guaranteed monthly cost of insurance rate and monthly M&E expense risk face amount charge will be shown in your policy specifications pages. Our current cost of insurance rates for the rider are lower than the guaranteed rates. The current charge for the M&E expense risk face amount charge is $0.

You may request increases or decreases in face amount of the rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance and M&E expense risk face amount charges. We may deduct an administrative charge not to exceed $100 from your policy’s accumulated value on the effective date of any unscheduled increase. You must send a written request if you wish to decrease the face amount of this rider. Decreases will be effective on the first monthly payment date on or following the date the written request is received at our life insurance operations center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Annual renewable term rider face amount.

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The rider will terminate on the earliest of your written request, or on lapse or termination of this policy.

Annual renewable and convertible term rider

Provides annual renewal term insurance on any member of the insured’s immediate family who is age 80 or younger at the time the rider is issued. You may purchase the rider at policy issue or any time while the policy is in force. We refer to each person insured under the rider as a covered person. You have the flexibility to delete a covered person from the rider, or, with satisfactory evidence of insurability, you may add a covered person. We may deduct an administrative charge not to exceed $100 from your policy’s accumulated value on the effective date of any such addition of a covered person.

At any time while the rider is in force and before any covered person reaches age 65, you may convert the rider to a whole life or any higher premium plan we regularly issue at the time of the conversion. The rider may also be converted during the first two years it is in force, regardless of the covered person’s age. If you convert the rider, a new policy will be issued on the covered person and coverage under the rider will terminate.

The guaranteed monthly cost of insurance rates for each covered person will be shown in your policy specifications pages. Our current cost of insurance rates for the rider are lower than the guaranteed rates.

The rider will terminate on the earliest of your written request, on lapse or termination of the policy, or when the last covered person reaches age 100.

Accounting benefit rider

Provides additional death benefit protection on the insured in combination with the face amount of the policy. You may purchase the rider at policy issue or any time while the policy is in force. The rider modifies the death benefit of the policy to include the face amount of the rider, so that the death benefit equals the greater of the death benefit as calculated under 1) the death benefit option you choose on the policy plus the face amount of the rider, or 2) the guideline minimum death benefit under the death benefit qualification test you’ve chosen.

The guaranteed monthly cost of insurance rate and monthly M&E expense risk face amount charge will be shown in your policy specifications pages. Our current cost of insurance rates for the rider are lower than the guaranteed rates.

You may request increases or decreases in face amount of the rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance and M&E expense risk face amount charges. We may deduct an administrative charge not to exceed $100 from your policy’s accumulated value on the effective date of any unscheduled increase. Decreases will be effective on the first monthly payment date on or following the date the written request is received at our life insurance operations center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Accounting benefit rider face amount.

The rider will terminate on the earliest of your written request, or on lapse or termination of this policy.

Guaranteed insurability rider

Gives the right to buy additional insurance on the life of the insured on specified dates without proof of insurability. The rider is available for an insured who is not in a substandard risk class and is age 37 or younger when the policy is issued. Subject to certain conditions, you may have some flexibility to change the option dates.

Charges and option dates for this rider appear in your policy specifications pages. To add the additional insurance, we must receive your written request within 31 days of the option date for that additional coverage. The increase in face amount will take effect on the option date if the insured is then living. Any option not exercised on its option date will expire.

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The rider will terminate on the earliest of your written request, on lapse or termination of the policy, or 31 days after the last option date.

Waiver of charges rider

Waives any monthly cost of insurance charges, administrative charges and M&E risk face amount charges for the policy, and any monthly cost of any rider benefits which fall due while the insured is totally disabled, under the provisions of the rider. We will not waive any charges that are due more than one year before we receive proof of total disability, or which fall due before the insured’s age 5. The monthly charge for the rider appears in your policy specifications pages.

The rider is available for insureds age 55 or younger who are not in a substandard risk class. The rider may be purchased only at policy issue. If regular evidence of insurability for new life insurance is being submitted, no additional evidence of insurability for a Waiver of charges rider is usually needed. If you apply for an increase in face amount under an insurability option or conversion option, and if the Waiver of charges rider was included in the original coverage, the evidence needed to include the Waiver of charges rider on the new insurance is a statement that the insured is not totally disabled. Except as stated above, satisfactory evidence of insurability is required.

This rider is not available if you select a Disability benefit rider.

The rider will terminate (without affecting any claim for disability occurring before such termination) on the earliest of your written request, on lapse or termination of this policy, or when the insured reaches age 60.

Accelerated living benefits rider

Gives the policy owner access to a portion of the policy’s death benefit if the insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states). We refer to this amount as the accelerated benefit. If you have an outstanding loan amount, we will reduce the accelerated benefit proceeds payable to repay a portion of the loan. We may also deduct an administrative fee of $150 from your accelerated benefit.

You may choose to receive the accelerated benefit either in a lump sum or any other payment plan available at the time of payment. We will pay the benefit only once per insured.

Payment of the accelerated benefit will reduce the death benefit under your policy and any riders used in calculating the available accelerated benefit. It will also reduce any outstanding loan amount.

Benefits received under this rider may be taxable, and may impact your eligibility for Medicaid or other government benefits. Please consult your tax adviser if you want to exercise your rights under this rider.

You may purchase this rider at policy issue or any time while the policy is in force. The rider will terminate on the earliest of your written request, on lapse or termination of the policy, or when an accelerated benefit is paid under this rider.

Disability benefit rider

Provides a monthly addition to the policy’s accumulated value when the insured has a qualifying disability as stated in the rider provisions, until he or she reaches age 65. You may purchase the rider only at policy issue. The monthly charge for the rider appears in your policy specifications pages.

This rider is not available if you select a Waiver of charges rider.

The rider will terminate on the earliest of your written request, on termination of this policy, or when the insured becomes age 60.

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No lapse guarantee rider

May continue your policy, and any riders attached to it if they would continue according to their terms, if it would otherwise lapse. The rider is available at policy issue for insureds age 79 and younger if you choose either death benefit Option A or Option B when applying for your policy. The guaranteed monthly cost of insurance charges will be shown in your policy specifications pages.

The No lapse guarantee rider is issued with a guarantee period based on the age of the insured. The guarantee period will be at least five years, and never more than 20 years. The guarantee period of your No lapse guarantee rider is listed on your policy specification pages.

The No lapse premium is an amount used during the guarantee period to determine the No lapse credit. The No lapse premium is shown on your policy specification pages as the Annual No Lapse Premium. The rider is designed to remain in effect through the guarantee period if you pay at least one twelfth of this amount at the beginning of each policy month, take no loans or withdrawals, and make no changes, scheduled or unscheduled, to your policy coverage. However, the rider may remain in effect even if premium payments are made in different patterns, if you take policy loans or withdrawals, or there are changes in coverage amounts. Any change in face amount or coverage may cause a change in the No lapse premium, in which case we will inform you of the new No lapse premium.

The No lapse credit is a value used to determine if the rider is in effect. It is calculated at the beginning of each policy month during the guarantee period. The No lapse credit as of the policy date is equal to the premium paid less one-twelfth of the initial No lapse premium. On any other monthly payment date, the No lapse credit is equal to:

•	the No lapse credit as of the prior monthly payment date multiplied by (1 + i) where i equals 0.327374% if the No lapse credit is negative, otherwise it equals the rate shown in the policy specifications;
•	plus the premiums received since the prior monthly payment date;
•	less withdrawals taken since the prior monthly payment date; and
•	less one-twelfth of the then current No lapse premium.

For example, for a policy with a No lapse premium of $838.61, a No lapse credit of $1,000.00 on the prior monthly date and a monthly interest rate of 0.0% for accumulation of the no lapse credit if the no lapse credit is positive, where a withdrawal of $500.00 has been taken since the prior monthly payment date and a premium payment of $100.00 was made on the current monthly payment date, the No lapse credit on the current monthly payment date will be $530.12.

If the No lapse credit less policy debt is equal to or greater than zero, the rider is in effect. If the rider has become ineffective because the No lapse credit is less than the policy debt, you may reinstate the benefit by paying sufficient premium or by repaying a sufficient portion of the loan balance. The premium payment or loan repayment necessary to reinstate the benefit is equal to the amount that would make the No Lapse Credit equal to the policy debt.

If your policy does not have enough accumulated value, after subtracting any outstanding loan amount, to cover your monthly deduction on the monthly payment date, and the rider is in effect, your policy will not enter the grace period, and will not lapse. Your policy and all other riders attached to your policy will continue in force under their terms during the guarantee period as long as the conditions for the rider to be in effect are met.

When your policy continues under the rider, monthly deductions for your policy will be accumulated in the Accumulated value pay-off account. No interest is charged on this amount. Additional net premium, or loan repayment amounts, will first be applied to the balance in your Accumulated value pay-off account. Once the amount in the Accumulated value pay-off account has been repaid, any additional new net premium or loan repayment amounts will be allocated to the investment options according to your most recent instructions.

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If your policy is continued under the rider at the time the guarantee period ends, you will need to pay sufficient additional premium or make a loan repayment to bring the Accumulated value pay-off account to zero and cover any future monthly deductions from your policy, or your policy will lapse.

PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your policy’s death benefit. These limits apply in the following situations.

Guideline Premium Limit

If you’ve chosen the guideline premium test as your death benefit qualification test, the total amount you can pay in premiums and still have your policy qualify as life insurance is your policy’s guideline premium limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the guideline premium limit, which is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your policy’s guideline premium limit. If we find that you’ve exceeded your guideline premium limit, we may remove all or part of a premium you’ve paid from your policy as of the day we applied it, and return it to you. We’ll adjust the death benefit retroactively to that date to reflect the reduction in premium payments.

Your policy’s guideline single premium and guideline level annual premiums appear on your policy’s specification pages. Before you buy a policy, you can ask us or your registered representative for a personalized illustration that will show you the guideline single premium and guideline level annual premiums.

Modified endowment contract

A life insurance policy will become a modified endowment contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in section 7702A of the Internal Revenue Code. You’ll find a detailed discussion of modified endowment contracts in Variable life insurance and your taxes in the prospectus.

Unless you’ve told us in writing that you want your policy to become a modified endowment contract, we’ll remove all or part of the premium payment from your policy as of the day we applied it and return it to you. We’ll also adjust the death benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your policy anniversary, we’ll hold it and apply it to your policy on the anniversary date.

In both of these situations, if we remove an excess premium from your policy, we’ll return the premium amount to you no later than 60 days after the end of the policy year. We may adjust the amount for interest or for changes in accumulated value that relate to the amount of the excess premium we’re returning to you.

If we do not return the premium amount to you within that time, we’ll increase your policy’s death benefit retroactively, to the day we applied the premium, and prospectively so that it’s always the amount necessary to ensure your policy qualifies as life insurance, or to prevent it from becoming a modified endowment contract. If we increase your death benefit, we’ll adjust cost of insurance or rider charges retroactively and prospectively to reflect the increase.

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Increasing the net amount at risk

An increase in the net amount of risk occurs if the policy’s death benefit is equal to the guideline minimum death benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of the insured.

TRANSFER PROGRAMS

Dollar cost averaging

Our dollar cost averaging program allows you to make scheduled transfers of $50 or more between variable investment options without paying a transfer fee. Here’s how the program works:

•	You can set up this program at any time while your policy is in force.
•	You need to complete a request form to enroll in the program. You may enroll by telephone or electronically if you have a completed telephone and electronic authorization form on file.
•	You must have at least $5000 in a variable investment option to start the program.
•	We’ll automatically transfer accumulated value from one variable investment option to one or more of the other variable investment options you’ve selected.
•	We’ll process transfers as of the end of the business day on your policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you’ve chosen. We will not make the first transfer until after the free look transfer date in states that require us to return your premiums if you exercise your right to cancel your policy.
•	We will not charge you for the dollar cost averaging program or for transfers made under this program, even if we decide to charge you in the future for transfers outside of the program, except if we have to by law.
•	We have the right to discontinue, modify or suspend the program at any time.
•	We’ll keep making transfers at the intervals you’ve chosen until one of the following happens:
•	the total amount you’ve asked us to transfer has been transferred
•	there is no more accumulated value in the investment option you’re transferring from
•	your policy enters the grace period and is in danger of lapsing
•	you tell us in writing to cancel the program
•	we discontinue the program.

Portfolio rebalancing program

The portfolio rebalancing program automatically transfers your policy’s accumulated value among the variable investment options according to your original percentage allocations. Here’s how the program works:

•	You can set up this program at any time while your policy is in force.
•	You enroll in the program by sending us a written signed request or a completed automatic rebalancing form. You may enroll by telephone or electronically if you have a completed telephone and electronic authorization form on file.
•	Your first rebalancing will take place on the monthly payment date you choose. You choose whether we should make transfers quarterly, semi-annually or annually, based on your policy date.
•	If you cancel this program, you must wait 30 days to begin it again.
•	You cannot use this program if you’re already using the dollar cost averaging program.
•	We do not currently charge for the portfolio rebalancing program or for transfers made under this program.
•	We can discontinue, suspend or change the program at any time.

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First year transfer program

Our first year transfer program allows you to make monthly transfers during the first policy year from the Fixed account to the variable investment options or the Fixed LT account. Here’s how the program works:

•	You enroll in the program when you apply for your policy.
•	You choose a regular amount to be transferred every month for 12 months.
•	We make the first transfer on the day we allocate your first premium to the investment options you’ve chosen. Each transfer will be made on the same day every month.
•	If you sign up for this program, we’ll waive the usual transfer limit for the Fixed account during the first policy year.
•	If we make the last transfer during the second policy year, we will not count it toward the usual one transfer per year limit for the Fixed account.
•	If the accumulated value in the Fixed account is less than the amount to be transferred, we’ll transfer the balance and then cancel the program.
•	If there is accumulated value remaining in the Fixed account at the end of the program, our usual rules for the Fixed account will apply.
•	We do not currently charge for the first year transfer program or for transfers made under this program.

LOAN AND WITHDRAWAL FEATURES

Taking out a loan

When you borrow money from us, we use your policy’s accumulated value as security. You pay interest on the amount you borrow. The accumulated value set aside to secure your loan also earns interest. Here’s how it works:

•	To secure the loan, we transfer an amount equal to the amount you’re borrowing from your accumulated value in the investment options to the loan account. We’ll transfer this amount from your investment options in proportion to the accumulated value you have in each option, unless you tell us otherwise.
•	Interest owing on the amount you’ve borrowed accrues daily at an annual rate of 2.75%. Interest that has accrued during the policy year is due on your policy anniversary. If you do not pay the interest when it’s due, we’ll add it to the amount of your loan and begin accruing interest on it from the day it was due. We’ll also transfer an amount equal to the interest that was due, from your policy’s accumulated value to the loan account. We’ll transfer this amount from your investment options in proportion to the accumulated value you have in each option, unless you tell us otherwise.
•	The amount in the loan account earns interest daily at an annual rate of at least 2.5%. On your policy anniversary, we transfer the interest that has been credited to the loan account proportionately to your investment options according to your most recent allocation instructions.
•	We currently intend to credit interest on the amount in the loan account at an annual rate of 2.75% in policy year 6 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 2.5% on the amount in the loan account.

How much you can borrow

The minimum amount you can borrow is $200, unless there are other restrictions in your state. You can borrow up to the larger of the following amounts:

•	90% of the accumulated value in the investment options, less any surrender charges that would apply if you surrendered your policy on the day you took out the loan.

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•	the result of a × (b÷c) – d where:

a = the accumulated value of your policy less any surrender charges that would have applied if you surrendered your policy on the day you took out the loan, and less 12 times the most recent monthly charge

b = 1.025

c = 1.0275

d = any outstanding loan amount.

An example of how much you can borrow

For a policy in policy year 5 with:

•	accumulated value of $100,000
•	an outstanding loan amount of $60,000
•	a most recent monthly charge of $225

The maximum amount you can borrow is the greater of:

$25,500

((90% × ($100,000-$5000)) - $60,000)

or

$32, 075.42

(a × (b÷c)) – d, where:

a = $92,300 ($100,000 - $5,000 - (12 × $225))

b = 1.025

c = 1.0275

d = $60,000

Paying off your loan

You can pay off all or part of the loan any time while your policy is in force. Unless you tell us otherwise, we’ll generally transfer any loan payments you make proportionately to your investment options according to your most recent allocation instructions. If you have already used all of the transfers available to you in a calendar year, we will transfer the loan payment to the Money Market investment option. We may, however, first transfer any loan payments you make to the fixed options, up to the amount originally transferred from the fixed options to the loan account. We’ll then transfer any excess amount to your variable investment options according to your most recent allocation instructions.

Automated income option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here’s how the program works:

•	You can set up the income stream from your policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.
•	You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your face amount or change your policy’s death benefit option in order to maximize your income.
•	You choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the business day before any income payment date.

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•	If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the business day before the scheduled income payment date.
•	The withdrawal or loan will be taken from your policy’s investment options in proportion to the accumulated value in each option.

Upon our receipt of your AIO request form, we will run a hypothetical illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the illustration to test your policy for the minimum net cash surrender value requirement. Your policy must continue to have an illustrated net cash surrender value at the maturity date sufficient to meet the minimum accumulated value required to allow for payment of policy charges, including policy loan interest.

Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 10%. No earnings rate used is a guarantee or indication of actual earnings.

We will complete an AIO agreement form, and send it and the illustration to your registered representative for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your policy’s cost basis and other information about your elections under the AIO program.

Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be takes as loans.

Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.

The income payments will usually remain constant during each income period, unless there is insufficient net cash surrender value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

•	If the AIO program start date is six months or more from your next policy anniversary, the income period will end on the next policy anniversary. In this case, the first income period will last at least six months, but not more than one year.
•	If the AIO program start date is less than six months from your next policy anniversary, the income period will extend to the following policy anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

After the first income period, and each year you remain in the AIO program, we will run an illustration after each policy anniversary. The illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 10%. Your policy must continue to have an illustrated net cash surrender value at the maturity date sufficient to meet the minimum accumulated value required to allow for payment of policy charges, including policy loan interest. There is no charge for illustrations we run in connection with the AIO program. They do not count toward your one free illustration per year.

We will send you a letter and the illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

Over time, your policy’s actual performance, and perhaps your use of the policy’s options are likely to vary from the assumptions used in the illustrations. Changes in your policy’s investment option allocations can impact your future values and income you receive. Your policy may also be susceptible lapse.

You are responsible to monitor your policy’s accumulated value to ensure your policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

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MORE ON POLICY CHARGES

How we calculate the surrender charge

The surrender charge is assessed against your policy’s accumulated value. It is based on the age and risk class of the insured, as well as the death benefit option you choose, for each $1000 of coverage segment on the date the coverage segment is effective.

The amount of the surrender charge does not change during the first policy month. We reduce the charge by 0.8403% each month until it reaches zero at the end of 10 policy years.

The most we will assess on any surrender coverage segment is $6.00 per $1000 of face amount.

Please refer to your policy and any supplemental schedule of benefits for your policy’s surrender charge. Sample rates for the surrender charge appear in the prospectus as Appendix B.

An example

For a policy:

•	that insures a male non-smoker who is age 45 when the policy is issued
•	with an initial face amount of $350,000

	For death benefit Option A and Option C, the surrender charge is:	For death benefit Option B, the surrender charge is:

At issue	$724.50 (($350,000÷$1,000) × 2.07)	$2,236.50 (($350,000÷$1000) × 6.39)

End of seventh policy year	$219.19 ($724.50 – ($724.50 × .8403% × 83 months))	$676.66 ($2,236.50 – ($2,236.50 × .8403% × 83 months))

Underwriting methods

We normally use the medical or paramedical method to assign underwriting or insurance risk classes, which may require a medical examination. We offer two additional forms of underwriting for executive and employee groups that meet specified multi-life guidelines.

Guaranteed issue may be available where an employer-employee relationship exists and where at least 10 lives will be insured. To be eligible, prospective insureds must be employed in an occupation or industry we consider an acceptable risk, must be full time employees or executives, and must be actively at work on a continuous basis during the 3-month period preceding application for insurance. Maximum age for an insured at policy issue is usually 65, but may be increased to age 70 if representing less than 5% of the group of insureds. Cost of insurance rates distinguish between executive only groups and all-employee groups, instead of on individual underwriting information.

Simplified issue may be offered where the group does not qualify for guaranteed issue. Simplified issue is a process of limited underwriting using a short form application that includes health and avocation questions to be completed by each prospective insured. We may request additional information, including an attending physician’s statement, but will not require a physical examination. Simplified issue is available to executives only, under similar criteria as guaranteed issue, except for lower participation levels and generally higher death benefits permitted per life. Cost of insurance rates are based on both individual underwriting information and executive class experience.

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The current cost of insurance rates are generally higher for policies issued under the guaranteed issue or simplified issue underwriting methods than for policies issued under the fully underwritten medical or paramedical underwriting method. Guaranteed cost of insurance charges are not affected.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of the insured unless unisex rates are required.

Ask your registered representative for more detailed information regarding the minimum face amount and other requirements for these underwriting methods.

Increases in face amount

Net premiums you pay are allocated to the accumulated value in your base policy and any charges, withdrawals and distributions are subtracted from that accumulated value. If you elect death benefit Option C, your death benefit on the base policy is your base policy’s face amount plus any premium payments you make and less any withdrawals and distributions.

If you increase the face amount of your base policy, add an Annual renewable term rider and/or Accounting benefit rider, and/or increase the face amount of such a rider, we do not change the above allocations. Instead, to determine the cost of insurance charge on each coverage segment, as described in the prospectus under Your policy’s accumulated value, we discount the total death benefit for all coverage segments that would have been payable at the beginning of the policy month and subtract the accumulated value in the base policy at the beginning of the month before the monthly charge is due to determine the total discounted net amount at risk for all coverage segments. We then prorate the net amount at risk for each coverage segment in the same proportion that the face amount of each coverage segment bears to the total face amount for all coverage segments. The discounted net amount at risk for each coverage segment is multiplied by the current COI rate for that coverage segment.

MORE ON PACIFIC LIFE AND THE POLICIES

How we’re organized

Pacific Life was established on January 2, 1868 under the name, Pacific Mutual Life Insurance Company of California. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.

Distribution arrangements

Pacific Select Distributors, Inc. (PSD), our subsidiary, acts as the distributor of the policies and offers the policies on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660.

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PSD is registered as a broker-dealer with the SEC and is a member of NASD. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the policies. The aggregate amount of underwriting commissions paid to PSD with regard to this policy in 2003, 2002, and 2001 was $                          , $18,368,897.73, and $17,691,436.74 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the policies. Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

•	85% of premiums paid up to the first target premium
•	32% of premiums paid up to the second target premium
•	7.5% of the premiums paid under targets 3-10
•	3% of premiums paid in excess of the 10th target premium.

A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the death benefit option you choose, the age of the insured on the policy date, and the gender (unless unisex rates are required) and risk class of the insured. A policy’s target premium will be less than the policy’s guideline level premiums.

Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the policy, depending on the agreement between your registered representative and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.40% of a policy’s accumulated value less any outstanding loan amount. We calculate the renewal amount monthly and it becomes payable on each policy anniversary.

In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of application for the policies by some, but not all, broker-dealers. The range of additional cash compensation based on premium payments generally does not exceed ___%. Such additional compensation may give Pacific Life greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the policies.

We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this policy over other investment options. You may ask your registered representative about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the policy.

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In addition, Pacific Select Fund has adopted a brokerage enhancement plan as described in the Pacific Select Fund prospectus. This plan was adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, and may be considered a distribution plan because it uses a fund asset - brokerage - to help promote distribution of the Fund’s shares indirectly through promotion of the policies. The credits or other compensation created under the brokerage enhancement plan may be used to pay for, among other things, all or part of the expenses related to: (i) disseminating sales prospectuses and/or literature about the Fund or the policies to prospective clients; (ii) broker/dealers conducting due diligence on the Fund or the variable life insurance policies; (iii) PSD participating in or sponsoring seminars, sales meetings, conferences, and other events held by the broker-dealer; or (iv) placing the Fund or the policies on a list of eligible funds or variable life insurance policies that may be offered by that broker-dealer’s registered representatives. In 2003, principal types of activities for which payments were made under the Plan included items in (i), (ii) and (iii) above. For additional information, please see the Pacific Select Fund prospectus.

We directly or indirectly own interests in a number of broker-dealers that offer this policy among others. These affiliated broker-dealers and their registered representatives are compensated as described above with premium-based and trail commissions. We receive “preferred” status at the affiliated broker-dealers along with other product vendors that provide similar support. PSD or its affiliates may also pay other amounts as described above to the affiliated broker-dealers or persons associated with the affiliated broker-dealers. Finally, within certain limits imposed by the NASD, registered representatives who are associated with broker/dealer firms affiliated with us may qualify for sales incentive programs sponsored by us.

Our affiliated broker dealers, other than PSD, include Associated Securities Corp., Mutual Service Corporation, United Planners’ Financial Services of America, M.L. Stern & Co., LLC and Waterstone Financial Group.

The separate account

The separate account was established on May 12, 1988 under California law under the authority of our Board of Directors. It’s registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the account.

The separate account is not the only investor in the Pacific Select Fund. Investments in the fund by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Pacific Select Fund.

Performance

Performance information may appear in advertisements, sales literature, or reports to policy owners or prospective buyers.

Information about performance of any variable account of the separate account reflects only the performance of a hypothetical policy. The calculations are based on allocating the hypothetical policy’s accumulated value to the variable account during a particular time period.

Performance information is no guarantee of how a portfolio or variable account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the fund in which the variable account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in accumulated value due to the performance of one or more variable accounts, or as a change in a policy’s owner’s death benefit.

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We may show performance as a change in accumulated value over time or in terms of the average annual compounded rate of return on accumulated value. This would be based on allocating premium payments for a hypothetical policy to a particular variable account over certain periods of time, including one year, or from the day the variable account started operating. If a portfolio has existed for longer than its corresponding variable account, we may also show the hypothetical returns that the variable account would have achieved had it invested in the portfolio from the day the portfolio started operating.

Performance may reflect the deduction of all policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different death benefit options will result in different expenses for the cost of insurance, and the varying expenses will result in different accumulated values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the policy is surrendered and do not reflect any deduction of the surrender charge.

We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the portfolios will not reflect the deduction of policy charges. If policy charges were reflected, the performance would be lower.

In our advertisements, sales literature and reports to policy owners, we may compare performance information for a variable account to:

•	other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria
•	the Consumer Price Index, to assess the real rate of return from buying a policy by taking inflation into consideration
•	various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Yields

The yield or total return of any variable account or portfolio does not reflect the deduction of policy charges.

Money Market variable account

The “yield” (also called “current yield”) of the Money Market variable account is computed in accordance with a standard method prescribed by the SEC. The net change in the variable account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Money Market variable account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1) (To the power of  365/7)] – 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market portfolio are not included in the yield calculation.

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Other variable accounts

“Yield” of the other variable accounts is computed in accordance with a different standard method prescribed by the SEC. For each variable account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[ (a-b + 1) (To the power of 6) - 1]

__

cd

where:	a	=	net investment income earned during the period by the underlying portfolio of the variable account,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and
	d	=	the unit value of the accumulation units on the last day of the period.

The variable accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the variable account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a variable account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Money Market portfolio

Current yield for the Money Market portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by  365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Money Market portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1) (To the power of  365/7)]-1

For the 7-day period ending December 31, 2003, the current yield of the Money Market portfolio was         % and the effective yield of the portfolio was         %.

16

Other portfolios

Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[ (a-b + 1) (To the power of 6) - 1]

__

cd

where

a	=	dividends and interest earned during the period,
b	=	expenses accrued for the period (net of reimbursements),
c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and
d	=	the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Financial Statements

The next several pages contain the statement of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2003 and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the two years in the period then ended.

These are followed by the consolidated statements of financial condition of Pacific Life as of December 31, 2003 and 2002 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2003, which are included in this SAI so you can assess our ability to meet our obligations under the policies.

Experts

Deloitte & Touche LLP serves as the independent auditors for Pacific Life and the separate account. The address of Deloitte & Touche LLP is 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626.

The consolidated statements of financial condition of Pacific Life as of December 31, 2003 and 2002 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2003 as well as the statement of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2003, the related statement of operations for the year then ended and statements of changes in net assets and financial highlights for each of the two years in the period then ended as included in this SAI have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

[FINANCIALS TO BE INSERTED]

17

PACIFIC SELECT EXEC SEPARATE ACCOUNT

PART C.    OTHER INFORMATION

Item 27.    Exhibits

(1)	(a)	Resolution of the Board of Directors of the Depositor dated November 22, 1989 and copies of the Memoranda concerning Pacific Select Exec Separate Account dated May 12, 1988 and January 26, 1993. [1]

	(b)	Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws. [1]

(2)	Inapplicable

(3)	(a)	Distribution Agreement Between Pacific Life Insurance Company and Pacific Mutual Distributors, Inc. (formerly known as Pacific Equities Network)[1]

	(b)	Form of Selling Agreement Between Pacific Mutual Distributors, Inc. and Various Broker-Dealers [2]

(4)	(a)	Flexible Premium Variable Life Insurance Policy (P98-52M) [1]

	(b)	Annual Renewable Term Rider (form R98-ART) [1]

	(c)	Accounting Benefit Rider (form R98-ABR) [1]

	(d)	Accelerated Living Benefit Rider (form R92-ABR) [1]

	(e)	Spouse Term Rider (form R98-SPT) [1]

	(f)	Children’s Term Rider (form R84-CT) [1]

	(g)	Waiver of Charges (form R98-WC) [2]

	(h)	Accidental Death Benefit (form R84-AD) [1]

	(i)	Guaranteed Insurability Rider (form R84-GI) [1]

	(j)	Disability Benefit Rider (form R84-DB) [1]

	(k)	M&E Risk Charge Endorsement [4]

	(l)	Endorsement (E9852T) [4]

	(m)	Estate Tax Repeal Rider [5]

	(n)	Waiver of Charges (form R98-WC) [9]

	(o)	Guaranteed Insurability Rider (form R84-GI) [9]

	(p)	Flexible Premium Variable Life Insurance Policy (P04MVP)

	(q)	Short Term No Lapse Guarantee Rider

	(r)	Annual Renewable Term Rider (R04ART)

	(s)	Accounting Benefit Rider (R04ABR)

(5)	Application for Flexible Premium Variable Life Insurance Policy & General Questionnaire [5]

(6)	(a)	Bylaws of Pacific Life Insurance Company [1]

	(b)	Articles of Incorporation of Pacific Life Insurance Company [1]

(7)	(a)	Form of Reinsurance Contract [8]

(b)	Form of Reinsurance Contract with M-Life Insurance Company

(8)	(a)	Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund [3]

	(b)	M Fund, Inc. Participation Agreement with Pacific Life Insurance Company [3]

	(c)	Addendum to Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund 8/14/00 [5]

	(d)	Addendum to Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund 12/22/00 [5]

	(e)	Addendum to Participation Agreement with M Fund Inc. 8/7/00 [5]

	(f)	Addendum to Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund dated 1/1/02 [7]

	(g)	Addendum to Participation Agreement with M Fund Inc. dated 12/11/01 [6]

	(h)	Addendum to Participation Agreement with M Fund Inc. dated 1/2/02 [7]

	(i)	M Fund, Inc. Participation Agreement with Pacific Life Insurance Company [9]

	(j)	Addenda to Participation Agreement with M Fund, Inc. dated 9/22/03 and 1/15/04

(9)	Inapplicable

(10)	Inapplicable

(11)	Form of Opinion and consent of legal officer of Pacific Life as to legality of Policies being registered

(12)	Inapplicable

(13)	Inapplicable

(14)	(a)	Consent of Auditor (to be filed)

	(b)	Consent of outside counsel (to be filed)

(15)	Inapplicable

(16)	Inapplicable

(17)	Memorandum Describing Issuance, Transfer and Redemption Procedures [1]

(18)	Power of Attorney [7]

[1]	Filed as part of Registration Statement on Form S-6 via EDGAR on August 10, 1998, File No. 333-61135, Accession Number 0001017062-98-001706.

[2]	Filed as part of Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 via EDGAR on November 19, 1999, File No. 333-61135, Accession Number 0001017062-98-002349.

[3]	Filed as part of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 via EDGAR on February 29, 2000, File No. 333-61135, Accession Number 0001017062-00-000579.

[4]	Filed as part of Post-Effective Amendment No. 8 to the Registration Statement on Form S-6 via EDGAR on December 1, 2000, File No. 333-61135, Accession Number 0001017062-00-002423.

[5]	Filed as part of Post-Effective Amendment No. 10 to the Registration Statement on Form S-6 via EDGAR on April 26, 2001, File No. 333-61135, Accession Number 0001017062-01-500099.

[6]	Filed as part of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 via EDGAR on December 28, 2001, File No. 333-61135, Accession Number 0001017062-01-500992.

[7]	Filed as part of Post-Effective Amendment No. 14 to the Registration Statement on Form S-6 via EDGAR on April 30, 2002, File No. 333-61135, Accession Number 0001017062-02-000841.

[8]	Filed as part of Post-Effective Amendment No. 15 to the Registration Statement on Form N-6 via EDGAR on February 20, 2003, File No. 333-61135, Accession Number 0001017062-03-000287.

[9]	Filed as part of Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 via EDGAR on April 29, 2003, File No. 333-61135, Accession Number 0001017062-03-000982.

Item 28.    Directors and Officers of Pacific Life

Name and Address	Positions and Offices with Pacific Life
Thomas C. Sutton	Director, Chairman of the Board, and Chief Executive Officer
Glenn S. Schafer	Director and President
Khanh T. Tran	Director, Executive Vice President and Chief Financial Officer
David R. Carmichael	Director, Senior Vice President and General Counsel
Audrey L. Milfs	Director, Vice President and Corporate Secretary
Brian D. Klemens	Vice President and Treasurer
Edward R. Byrd	Vice President and Controller
James T. Morris	Executive Vice President

The address for each of the persons listed above is as follows:

700 Newport Center Drive

Newport Beach, California 92660

Item 29.    Persons Controlled by or Under Common Control with Pacific Life or Pacific Select Exec Separate Account.

The following is an explanation of the organization chart of Pacific Life’s subsidiaries:

PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES

LEGAL STRUCTURE

Pacific Life is a California Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company) which is, in turn, 98% owned by Pacific Mutual Holding Company (a California Mutual Holding Company). Other subsidiaries of Pacific LifeCorp are: an 86% ownership of Aviation Capital Group Holding Corp. (a Delaware Corporation); College Savings Bank (a New Jersey Chartered Capital Stock Savings Bank) and its subsidiary College Savings Trust (a Montana Chartered Uninsured Trust Company); M.L. Stern & Co., LLC (a Delaware Limited Liability Company) and its subsidiary Tower Asset Management, LLC (a Delaware Limited Liability Company); Pacific Asset Funding, LLC (a Delaware Limited Liability Company) and its subsidiaries PL Trading Company, LLC (a Delaware Limited Liability Company) and Pacific Life Trade Services, Limited (a Hong Kong Limited Corporation); and Pacific Life & Annuity Services, Inc. (a Colorado Corporation). A Subsidiary of Aviation Capital Group Holding Corp., is Aviation Capital Group Corp. (a Delaware Corporation), which in turn, is the parent of: ACG Acquisition V Corporation (a Delaware Corporation), and ACG Trust II Holding LLC, and has a 50% ownership of ACG Acquisition VI LLC (a Nevada Limited Liability Company); and a 33% ownership of ACG Acquisition IX LLC. ACG Trust II Holding LLC owns Aviation Capital Group Trust II (a Delaware statutory trust), which in turn owns ACG Acquisition XXV LLC, ACG Acquisition XXVI LLC, and ACG Acquisition XXIX LLC. Subsidiaries of ACG Acquisition XXV LLC are ACG Acquisition 37-38 LLCS and ACG Acquisition Ireland II, Limited (an Irish Corporation); ACG Acquisition XXVI LLC; and ACG Acquisition XXVII LLC. Subsidiaries of ACG Acquisition VI LLC are: a 34% ownership of ACG Acquisition VIII LLC; a 20% ownership of ACG Acquisition XIV LLC; and a 20% ownership of ACG Acquisition XIX LLC, which in turn owns ACG Acquisition XIX Holding LLC, which owns Aviation Capital Group Trust (a Delaware statutory trust). Subsidiaries of Aviation Capital Group Trust are: ACG Acquisition XV LLC; ACG Acquisition XX LLC and its subsidiary ACG Acquisition Ireland, Limited (an Irish Corporation); and ACG Acquisition XXI, LLC. ACG Acquisition XXIX LLC. Subsidiaries of ACG Acquisition XXIX LLC are: ACG Acquisition XXX LLC; ACG Acquisition 35 LLC; ACG Acquisition 32-34, 36 and 39 LLCs; and ACGFS LLC. Pacific Life is the parent company of: Pacific Life & Annuity Company (an Arizona Stock Life Insurance Company); Pacific Select Distributors, Inc.; Pacific Asset Management LLC (a Delaware Limited Liability Company); Confederation Life Insurance and Annuity Company (a Georgia Company); a 9% ownership of Scottish Re Group Limited [(a Cayman Islands Holding Company) abbreviated structure]; a 95% ownership of Grayhawk Golf Holdings, LLC (a Delaware Limited Liability Company), and its subsidiary Grayhawk Golf L.L.C. (an Arizona Limited Liability Company); a 67% ownership of Pacific Mezzanine Associates, L.L.C. (a Delaware Limited Liability Company) and its subsidiary Pacific Mezzanine Investors, L.L.C., (a Delaware Limited Liability Company) who is the sole general partner of the PMI Mezzanine Fund, L.P. (a Delaware Limited Partnership); Las Vegas Golf I, LLC (a Delaware Limited Liability Company); Las Vegas Golf II, LLC (a Delaware Limited Liability Company); and North Carolina Property, LLC (a Delaware Limited Liability Company). Subsidiaries of Pacific Asset Management LLC are: a 21% ownership of Carson-Pacific LLC (a Delaware Limited Liability Company); PMRealty Advisors Inc.; a non-managing membership interest in Allianz-PacLife Partners LLC (a Delaware Limited Liability Company); and Pacific Financial Products Inc. (a Delaware Corporation). Allianz-PacLife Partners LLC and Pacific Financial Products, Inc., own the Class E units of Allianz Dresdner Asset Management of America L.P. (a Delaware Limited Partnership). Subsidiaries of Pacific Select Distributors, Inc., include: Associated Financial Group, Inc., Mutual Service Corporation (a Michigan Corporation), United Planners’ Group, Inc. (an Arizona Corporation), and a 62% ownership of Waterstone Financial Group, Inc. (an Illinois Corporation). Subsidiaries of Associated Financial Group, Inc., are Associated Planners Investment Advisory, Inc., Associated Securities Corp., West Coast Realty Management, Inc., Associated Planners Securities Corporation of Nevada, Inc. (a Nevada Corporation), and West Coast Realty Advisors, Inc. Subsidiaries of Mutual Service Corporation are Advisors’ Mutual Service Center, Inc. (a Michigan Corporation) and Contemporary Financial Solutions, Inc. (a Delaware Corporation). United Planners’ Group, Inc. is the general partner and holds an approximate 45% general partnership interest in United Planners’ Financial Services of America (an Arizona Limited Partnership). Subsidiaries of United Planners’ Financial Services of America are UPFSA Insurance Agency of Arizona, Inc. (an Arizona Corporation), UPFSA Insurance Agency of California, Inc., United Planners Insurance Agency of Massachusetts, Inc. (a Massachusetts Corporation). All corporations are 100% owned unless otherwise indicated. All entities are California corporations unless otherwise indicated.

Item 30.    Indemnification

(a)	The Distribution Agreement between Pacific Life and Pacific Select Distributors, Inc. (PSD) provides substantially as follows:

Pacific Life hereby agrees to indemnify and hold harmless PSD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Life or the Separate Account. Pacific Life shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PSD.

PSD hereby agrees to indemnify and hold harmless Pacific Life, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life or the Separate Account, any untrue or alleged untrue statement or representation is made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PSD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PSD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

(b)	The Form of Selling Agreement between Pacific Life, Pacific Select Distributors, Inc. (PSD) and Various Broker-Dealers provides substantially as follows:

Pacific Life and PSD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. Of this Agreement.

Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life, the Fund and PSD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker- Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life or PSD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life, PSD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

Item 31.    Principal Underwriters

PSD (formerly Pacific Mutual Distributors, Inc.) also acts as principal underwriter for Pacific Select Separate Account, Pacific Select Variable Annuity Separate Account, Pacific Corinthian Variable Separate Account, Separate Account A, Separate Account B and Pacific Select Fund.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER
Edward R. Byrd	Director, VP, Chief Financial Officer
Gerald W. Robinson	Director, Chairman, Chief Executive Officer
Adrian S. Griggs	VP
M. Kathleen Hunter	VP
Brian D. Klemens	VP, Treasurer
Audrey L. Milfs	VP, Secretary
S. Kendrick Dunn	AVP, Compliance

The principal business address of each of the above individuals is c/o Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660.

Compensation from the Registrant.

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation
PSD	N/A	N/A	N/A	N/A

Item 32.    Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 33.    Management Services

Not applicable

Item 34.    Fee Representation

REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940:  Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Life Insurance Policy described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

5

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Pacific Select Exec Separate Account of Pacific Life Insurance Company, certifies that it has duly caused this Post-Effective Amendment No. 21 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and State of California, on this 1st day of March, 2004.

PACIFIC SELECT EXEC SEPARATE ACCOUNT (Registrant) BY: PACIFIC LIFE INSURANCE COMPANY (Depositor)

By:
Thomas C. Sutton* Chief Executive Officer

*By:	/s/ DAVID R. CARMICHAEL
David R. Carmichael as attorney-in-fact

(Power of Attorney is contained as Exhibit 9 in Post-Effective Amendment No. 14 to the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account, File No. 333-61135, Accession No. 0001017062-02-000841, and incorporated by reference herein.)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Pacific Life Insurance Company certifies that it has duly caused this Post-Effective Amendment No. 21 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized all in the City of Newport Beach, and State of California, on this 1st day of March, 2004.

BY: PACIFIC LIFE INSURANCE COMPANY (Registrant)

By:
Thomas C. Sutton* Chief Executive Officer

*By:	/s/ DAVID R. CARMICHAEL
David R. Carmichael as attorney-in-fact

(Power of Attorney is contained as Exhibit 9 in Post-Effective Amendment No. 14 to the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account, File No. 333-61135, Accession No. 0001017062-02-000841, and incorporated by reference herein.)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 21 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

Thomas C. Sutton*	Director, Chairman of the Board and Chief Executive Officer	, 2004

Glenn S. Schafer*	Director and President	, 2004

Khanh T. Tran*	Director, Executive Vice President and Chief Financial Officer	, 2004

David R. Carmichael*	Director, Senior Vice President and General Counsel	, 2004

Audrey L. Milfs*	Director, Vice President and Corporate Secretary	, 2004

Edward Byrd*	Vice President, Controller and Chief Accounting Officer	, 2004

Brian D. Klemens*	Vice President and Treasurer	, 2004

James T. Morris*	Executive Vice President	, 2004

*By:	/s/ DAVID R. CARMICHAEL	March 1, 2004
David R. Carmichael as attorney-in-fact

(Power of Attorney is contained as Exhibit 9 in Post-Effective Amendment No. 14 to the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account, File No. 333-61135, Accession No. 0001017062-02-000841, and incorporated by reference herein.)